Exhibit 10.7

480 Arsenal Street/WMR Biomedical, Inc. - Page 1

LEASE AGREEMENT

THIS LEASE AGREEMENT is made as of this 14 day of August, 2007, between ARE-480 ARSENAL STREET, LLC, a Delaware limited liability company (“Landlord”), and WMR BIOMEDICAL, INC., a Delaware corporation (“Tenant”).

BASIC LEASE PROVISIONS

Address:	480 Arsenal Street, Watertown, Massachusetts

Premises:	That portion of the Project comprised of all of Area 2C and a portion of Area 1D of the Building (as hereinafter defined), containing approximately 27,311 rentable square feet in the aggregate, as determined by Landlord, as more particularly shown on Exhibit A.

Project:	The real property on which the building (the “Building”) in which the Premises are located, together with all improvements thereon and appurtenances thereto as described on Exhibit B.

Base Rent*:	Months 1-12	$75,628.71, per month

	Months 13-24	$80,180.54, per month

	Months 25-36	$84,732.38, per month

	Months 37-48	$89,284.21, per month

	Months 49-60	$93,836.04, per month

	Months 61-63	$96,111.96, per month

Rentable Area of Premises:		27,311 sq. ft.

Rentable Area of Project:		140,744 sq. ft. Tenant’s Share of Operating Expenses: 19.40%

Security Deposit:	$302,514.84	Target Commencement Date: February 1, 2008

Rent Commencement Date: Commencement Date

Base Term:	Beginning on the Commencement Date and ending sixty-three (63) months from the first day of the first full month of the Term (as defined in Section 2) hereof

Permitted Use:	Research and development laboratory, related office and other related uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 6 hereof.

Address for Rent Payment:	Landlord’s Notice Address:
385 E. Colorado Boulevard, Suite 299	385 E. Colorado Boulevard, Suite 299
Pasadena, CA 91101	Pasadena, CA 91101
Attention: Accounts Receivable	Attention: Corporate Secretary

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Tenant’s Notice Address:	Guarantor of Lease:
Prior to Commencement Date:	None

790 Memorial Drive
Cambridge, MA 02139
Attention: Carmichael Roberts, CEO

Following Commencement Date:

480 Arsenal Street
Watertown, MA 02472
Attention: Carmichael Roberts, CEO

The following Exhibits and Addenda are attached hereto and incorporated herein by this reference:

[ ] EXHIBIT A - PREMISES DESCRIPTION	[ ] EXHIBIT B - DESCRIPTION OF PROJECT
[ ] EXHIBIT C - WORK LETTER	[ ] EXHIBIT D - COMMENCEMENT DATE
[ ] EXHIBIT E - RULES AND REGULATIONS	[ ] EXHIBIT F - TENANT’S PERSONAL PROPERTY

1. Lease of Premises. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The portions of the Project which are for the non-exclusive use of tenants of the Project are collectively referred to herein as the “Common Areas.” Landlord reserves the right to modify Common Areas, provided that such modifications do not materially adversely affect Tenant’s use of the Premises for the Permitted Use.

2. Delivery; Acceptance of Premises; Commencement Date. Landlord shall use reasonable efforts to deliver the Premises to Tenant on or before the Target Commencement Date, with Landlord’s Work and the Tenant Improvements Substantially Completed (“Delivery” or “Deliver”). If Landlord fails to timely Deliver the Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. If Landlord does not Deliver the Premises on or before the date which is 45 days after the Target Commencement Date (the “Outside Delivery Date”) for any reason other than Force Majeure Delays and Tenant Delays, and provided that Tenant does not elect to terminate this Lease pursuant to this Section, Tenant shall receive a credit against the Base Rent first payable hereunder in an amount equal to one (1) day’s worth of Base Rent for each day between the Target Commencement Date and the date that Delivery actually occurs. In no event shall Tenant receive any such rent reduction if the Premises is Delivered on or before the Outside Delivery Date. In addition, if Landlord does not Deliver the Premises on or before the Outside Delivery Date for any reason other than Force Majeure Delays and Tenant Delays, this Lease may be terminated by Tenant by written notice to Landlord, and if so terminated by Tenant: (a) the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease. As used herein, the terms “Landlord’s Work,” “Tenant Improvements,” “Tenant Delays” and “Substantially Completed” shall have the meanings set forth for such terms in the Work Letter. If Tenant does not elect to void this Lease within 5 business days of the lapse of such 45 day period, such right to void this Lease shall be waived and this Lease shall remain in full force and effect. In the event of a dispute with regard to the Delivery of the Premises as provided in this paragraph, either party hereto shall have the right to request arbitration of such dispute pursuant to Section 40 hereof. Notwithstanding said arbitration right, if Landlord fails to Deliver the Premises on or before the Outside Delivery Date, and either party elects to arbitrate such dispute as aforesaid and if, during the pendency of any such arbitration, Tenant takes possession of the Premises notwithstanding such dispute, Tenant shall receive the credit against Base Rent referred to above pending receipt of the arbitrator(s) finding. In no event shall Tenant’s failure to pay Base Rent under this Section 2 upon taking possession during the pendency of such arbitration be deemed an Event

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of Default or give Landlord any rights with respect to the Security Deposit. Should the arbitrator(s) find in favor of Landlord, Tenant shall promptly reimburse Landlord the amount of Base Rent withheld under the terms of this Section which the arbitrator(s) determine is owed to Landlord. If Tenant does not take possession of the Premises during the pendency of such arbitration, Tenant’s sole right shall be to receive the credit against Base Rent following Delivery described in the third sentence of this Section.

The “Commencement Date” shall be the earliest of: (i) the date Landlord Delivers the Premises to Tenant; (ii) the date Landlord could have Delivered the Premises but for Tenant Delays; and (iii) the date Tenant conducts any business in the Premises or any part thereof. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Commencement Date and the expiration date of the Term when such are established in the form of the “Acknowledgement of Commencement Date” attached to this Lease as Exhibit D; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder. The “Term” of this Lease shall be the Base Term, as defined above in the Basic Lease Provisions and any Extension Terms which Tenant may elect pursuant to Section 39 hereof.

Except as set forth in the Work Letter, if applicable: (i) Tenant shall accept the Premises in their condition, except with respect to punch list items and Minor Variations, as applicable, as of the Commencement Date, subject to all applicable Legal Requirements (as defined in Section 6 hereof); (ii) Landlord shall have no obligation for any defects in the Premises; and (iii) Tenant’s taking possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken, except with respect to punch list items and Minor Variations, as applicable. Any occupancy of the Premises by Tenant before the Commencement Date shall be subject to all of the terms and conditions of this Lease, including the obligation to pay Rent. Tenant shall be provided reasonable opportunity by Landlord to inspect the Premises prior to Delivery to ensure that, except as provided in the Work Letter with respect to punch list items and Minor Variations, as aforesaid, Landlord’s Work is Substantially Complete.

Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein. Landlord in executing this Lease does so in reliance upon Tenant’s representations, warranties, acknowledgments and agreements contained herein.

3. Rent.

(a) Base Rent. The first month’s Base Rent shall be due and payable on the Commencement Date hereof. The Security Deposit shall be due and payable on delivery of an executed copy of this Lease to Landlord. Tenant shall pay to Landlord in advance, without demand, abatement, deduction or set-off, monthly installments of Base Rent in the amounts set forth in the Basic Lease Provisions above, on or before the first day of each calendar month during the Term hereof, in lawful money of the United States of America, at the office of Landlord for payment of Rent set forth above, or to such other person or at such other place as Landlord may from time to time designate in writing. Payments of Base Rent for any fractional calendar month shall be prorated. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any Rent (as defined in Section 4) due hereunder except for any abatement as may be expressly provided in this Lease. Notwithstanding the foregoing, Tenant shall receive a one-time rent credit, in the amount of $70,000.00, to be applied against the first month’s Base Rent.

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(b) Additional Rent. In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”): (i) Tenant’s Share of “Operating Expenses” (as defined in Section 4), and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other reasonable sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period.

4. Operating Expense Payments. Landlord shall deliver to Tenant a written estimate of Operating Expenses for each calendar year during the Term (the “Annual Estimate”), which may be revised by Landlord from time to time during such calendar year. During each month of the Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/12th of Tenant’s Share of the Annual Estimate. Payments for any fractional calendar month shall be prorated.

The term “Operating Expenses” means all costs and expenses in connection with the Premises, the Building and the Project, as applicable, including, without limitation, all Building-and Project-related costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord (including, without limitation, maintenance, Taxes (as defined in Section 8), utilities, transportation services, insurance, capital repairs and capital improvements which are for the purpose of (A) compliance with government regulations promulgated after the date hereof, or (B) reducing Operating Expenses (provided that Landlord shall use its reasonable professional judgment in determining whether a capital repair or improvement is likely to reduce operating Expenses), amortized with interest (at a rate equal to the then current 10 year Treasury bill rate plus 200 basis points) over the lesser of 7 years and the useful life of such capital items, and the costs of Landlord’s third party property manager (which shall not exceed the prevailing market rate in the Watertown, Massachusetts area for substantially similar services in similar properties) or, if there is no third party property manager, administrative rent in the amount of 3.0% of Base Rent), excluding only:

(a) the original construction costs of the Project and renovation prior to the date of the Lease and costs of correcting defects in such original construction or renovation;

(b) capital expenditures for expansion of the Project;

(c) interest, principal payments of Mortgage (as defined in Section 26) debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured and all payments of base rent (but not taxes or operating expenses) under any ground lease or other underlying lease of all or any portion of the Project;

(d) depreciation of the Project (except for capital improvements, the cost of which are includable in Operating Expenses);

(e) advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring and leasing space to tenants for the Project, including any leasing office maintained in the Project, free rent and construction allowances for tenants;

(f) legal and other expenses incurred in the negotiation or enforcement of leases;

(g) completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for other tenants within their premises, and costs of correcting defects in such work;

(h) costs of utilities outside normal business hours sold to tenants of the Project;

(i) costs to be reimbursed by other tenants of the Project or Taxes to be paid directly by Tenant or other tenants of the Project, whether or not actually paid;

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(j) salaries, wages, benefits and other compensation paid to officers and employees of Landlord who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project;

(k) general organizational, administrative and overhead costs relating to maintaining Landlord’s existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses;

(l) costs (including attorneys’ fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with disputes with tenants, other occupants, or prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building;

(m) costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space in the Project or any Legal Requirement (as defined in Section 6);

(n) penalties, fines or interest incurred as a result of Landlord’s inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord’s failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

(o) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

(p) costs of Landlord’s charitable or political contributions, or of fine art maintained at the Project;

(q) costs in connection with services (including electricity), items or other benefits of a type which are not standard for the Project and which are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord;

(r) costs incurred in the sale or refinancing of the Project;

(s) net income taxes of Landlord or the owner of any interest in the Project, franchise, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein; and

(t) any expenses otherwise includable within Operating Expenses to the extent actually reimbursed by persons other than tenants of the Project under leases for space in the Project.

Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant an itemized statement (an “Annual Statement”) showing in reasonable detail: (a) the total and Tenant’s Share of actual Operating Expenses for the previous calendar year, and (b) the total of Tenant’s payments in respect of Operating Expenses for such year. If Tenant’s Share of actual Operating Expenses for such year exceeds Tenant’s payments of Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant’s payments of Operating Expenses for such year exceed Tenant’s Share of actual Operating Expenses for such year Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord.

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The Annual Statement shall be final and binding upon Tenant unless Tenant, within 45 days after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such 45 day period, Tenant reasonably questions or contests the accuracy of Landlord’s statement of Tenant’s Share of Operating Expenses, Landlord will provide Tenant with access to Landlord’s books and records relating to the operation of the Project and such information as may reasonably be required by Tenant and/or its third-party auditor to determine the accuracy of the Annual Statement (the “Expense Information”). If after Tenant’s review of such Expense Information, Landlord and Tenant cannot agree upon the amount of Tenant’s Share of Operating Expenses, then Tenant shall have the right to have an independent public accounting firm selected by Tenant from among the 5 largest in the United States, working pursuant to a fee arrangement other than a contingent fee (at Tenant’s sole cost and expense) and approved by Landlord (which approval shall not be unreasonably withheld or delayed), audit and/or review the Expense Information for the year in question (the “Independent Review”). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that the payments actually made by Tenant with respect to Operating Expenses for the calendar year in question exceeded Tenant’s Share of Operating Expenses for such calendar year, Landlord shall at Landlord’s option either (i) credit the excess amount to the next succeeding installments of estimated Operating Expenses or (ii) pay the excess to Tenant within 30 days after delivery of such statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant’s payments with respect to Operating Expenses for such calendar year were less than Tenant’s Share of Operating Expenses for the calendar year, Tenant shall pay the deficiency to Landlord within 30 days after delivery of such statement. If the Independent Review shows that Tenant has overpaid with respect to Operating Expenses by more than 5% then Landlord shall reimburse Tenant for all costs incurred by Tenant for the Independent Review. Operating Expenses for the calendar years in which Tenant’s obligation to share therein begins and ends shall be prorated. Notwithstanding anything set forth herein to the contrary, if the Project is not at least 95% occupied on average during any year of the Term, Tenant’s Share of Operating Expenses for such year shall be computed as though the Project had been 95% occupied on average during such year.

“Tenant’s Share” shall be the percentage set forth in the Basic Lease Provisions as Tenant’s Share, as equitably adjusted by Landlord following a measurement of the rentable square footage of the Project and the Premises to be done by Landlord within 90 days after the Commencement Date, or as soon as reasonably possible thereafter. Landlord shall provide written notice to Tenant of any such adjustment and this Lease shall be amended to provide for such adjusted Tenant’s Share. Landlord may equitably increase Tenant’s Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project that includes the Premises or that varies with occupancy or use. Base Rent, Tenant’s Share of Operating Expenses and all other amounts payable by Tenant to Landlord hereunder are collectively referred to herein as “Rent.”

5. Security Deposit. Tenant shall deposit with Landlord, upon delivery of an executed copy of this Lease to Landlord, a security deposit (the “Security Deposit”) for the performance of all of Tenant’s obligations hereunder in the amount set forth in the Basic Lease Provisions, which Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (the “Letter of Credit”): (i) in form and substance satisfactory to Landlord, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) issued by an FDIC-insured financial institution satisfactory to Landlord, and (v) redeemable by presentation of a sight draft in the state of Landlord’s choice. If Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit. The Security Deposit shall be held by Landlord as security for the performance of Tenant’s obligations under this Lease. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Upon each occurrence of a Default (as defined in Section 19), Landlord may use all or any part of the Security Deposit to pay

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delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Upon any such use of all or any portion of the Security Deposit, Tenant shall pay Landlord on demand the amount that will restore the Security Deposit to the amount set forth in the Basic Lease Provisions. Tenant hereby waives the provisions of any law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant. Upon bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for periods prior to the filing of such proceedings. Upon any such use of all or any portion of the Security Deposit, Tenant shall, within 5 days after demand from Landlord, restore the Security Deposit to its original amount. If Tenant shall fully perform every provision of this Lease to be performed by Tenant, the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within 90 days after the expiration or earlier termination of this Lease.

If Landlord transfers its interest in the Project or this Lease, Landlord shall either (a) transfer any Security Deposit then held by Landlord to a person or entity assuming Landlord’s obligations under this Section 5, or (b) return to Tenant any Security Deposit then held by Landlord and remaining after the deductions permitted herein. Upon such transfer to such transferee or the return of the Security Deposit to Tenant, Landlord shall have no further obligation with respect to the Security Deposit, and Tenant’s right to the return of the Security Deposit shall apply solely against Landlord’s transferee. The Security Deposit is not an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Landlord’s obligation respecting the Security Deposit is that of a debtor, not a trustee, and no interest shall accrue thereon.

6. Use. The Premises shall be used solely for the Permitted Use set forth in the Basic Lease Provisions, and in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and to the use and occupancy thereof, including, without limitation, the Americans With Disabilities Act, 42 U.S.C. § 12101, et seq. (together with the regulations promulgated pursuant thereto, “ADA”) (collectively, “Legal Requirements” and each, a “Legal Requirement”). Tenant shall, upon 5 days’ written notice from Landlord, discontinue any use of the Premises which is declared by any Governmental Authority (as defined in Section 8) having jurisdiction to be a violation of a Legal Requirement. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant’s or Landlord’s insurance, increase the insurance risk, or cause the disallowance of any sprinkler or other credits. Tenant shall not permit any part of the Premises to be used as a “place of public accommodation”, as defined in the ADA or any similar legal requirement. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for any such insurance policy by reason of Tenant’s failure to comply with the provisions of this Section or otherwise caused by Tenant’s use and/or occupancy of the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit or permit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations from the Premises from extending into Common Areas, or other space in the Project. Tenant shall not place any machinery or equipment weighing 500 pounds or more in or upon the Premises or transport or move such items through the Common Areas of the Project or in the Project elevators without the prior written consent of Landlord. Except as may be provided under the Work Letter, Tenant shall not, without the prior written consent of Landlord, use the Premises in any manner which will require ventilation, air exchange, heating, gas, steam, electricity or water beyond the existing capacity of the Project as proportionately allocated to the Premises based upon Tenant’s Share as usually furnished for the Permitted Use.

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Landlord shall, as an Operating Expense (to the extent such Legal Requirement is generally applicable to similar buildings in the area in which the Project is located) or at Tenant’s expense (to the extent such Legal Requirement is applicable solely by reason of Tenant’s, as compared to other tenants of the Project, particular use of the Premises) make any alterations or modifications to the Common Areas or the exterior of the Building that are required by Legal Requirements, including the ADA. Tenant, at its sole expense, shall make any alterations or modifications to the interior of the Premises that are required by Legal Requirements (including, without limitation, compliance of the Premises with the ADA. Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages or judgments, and all reasonable expenses incurred in investigating or resisting the same (including, without limitation, reasonable attorneys’ fees, charges and disbursements and costs of suit) (collectively, “Claims”) arising out of or in connection with Legal Requirements applicable to Tenant and/or Tenant’s use of the Building or the Premises, and Tenant shall indemnify, defend, hold and save Landlord harmless from and against any and all Claims arising out of or in connection with any failure of the Premises to comply with any Legal Requirement.

7. Holding Over. If, with Landlord’s express written consent, Tenant retains possession of the Premises after the termination of the Term, (i) unless otherwise agreed in such written consent, such possession shall be subject to immediate termination by Landlord at any time, (ii) all of the other terms and provisions of this Lease (including, without limitation, the adjustment of Base Rent during the Renewal Term pursuant to Section 39(a) hereof) shall remain in full force and effect (excluding any expansion or renewal option or other similar right or option) during such holdover period, (iii) Tenant shall continue to pay Base Rent in the amount payable upon the date of the expiration or earlier termination of this Lease or such other amount as Landlord may indicate, in Landlord’s sole and absolute discretion, in such written consent, and (iv) all other payments shall continue under the terms of this Lease. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 200% of Rent in effect during the last 30 days of the Term, and (B) Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant’s holding over, including consequential damages. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Section 7 shall not be construed as consent for Tenant to retain possession of the Premises. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

8. Taxes. Landlord shall pay, as part of Operating Expenses, all taxes, levies, assessments and governmental charges of any kind (collectively referred to as “Taxes”) imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasipublic agencies (collectively, “Governmental Authority”) during the Term, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises or the Project, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by, any Governmental Authority, or (v) imposed as a license or other fee on Landlord’s business of leasing space in the Project. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. Taxes shall not include any net income taxes (unless such net income taxes are in substitution for any Taxes payable hereunder), franchise taxes or estate taxes imposed on Landlord. If any such Tax is levied or assessed directly against Tenant, then Tenant shall be responsible for and shall pay the same at such times and in such manner as the taxing authority shall require. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes

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on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property, or if the assessed valuation of the Project is increased by a value attributable to improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord’s determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand.

9. Parking; Shuttle.

(a) Subject to all matters of record, Force Majeure, a Taking (as defined in Section 18 below) and the exercise by Landlord of its rights hereunder, Tenant shall have the right, in common with other tenants of the Project pro rata in accordance with the rentable area of the Premises and the rentable areas of the Project occupied by such other tenants, to park in those areas designated for non-reserved parking, subject in each case to Landlord’s rules and regulations. Landlord may allocate parking spaces among Tenant and other tenants in the Project pro rata as described above if Landlord determines that such parking facilities are becoming crowded. Landlord agrees that, in the event such allocation of parking spaces becomes necessary, Landlord shall allocate spaces to Tenant only within the area indicated on Exhibit A hereto. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project.

(b) On or before the Commencement Date, Landlord shall, as an Operating Expense, commence a commuter shuttle service to and from the Harvard Square transit station during morning and evening commuter hours on business days (holidays excluded). Such service shall be provided for a minimum period of one year after the Commencement Date. Thereafter, Landlord shall undertake a survey of the tenants in the Project, including Tenant, to determine if shuttle service should be continued beyond such initial 1-year period. Each tenant shall be free to “opt in” or “opt out” of such shuttle service by their response to such survey. If tenants representing 30% or more of the leased area of the Project desire to continue such shuttle service, Landlord shall continue to provide such shuttle service as an Operating Expense. In such event, the tenants “opting in” to the shuttle service shall thereafter pay for such service on a pro rata basis with the other “opt in” tenants. Neither Landlord nor any “opt out” tenant shall be required to pay for such service.

10. Utilities, Services.

Landlord shall provide, subject to the terms of this Section 10, water, electricity, heat, light, power, telephone, sewer, and other utilities (including gas and fire sprinklers to the extent the Project is plumbed for such services), refuse and trash collection and janitorial services (collectively, “Utilities”). Landlord shall pay, as Operating Expenses or subject to Tenant’s reimbursement obligation, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. Landlord may cause, at Tenant’s expense, any Utilities to be separately metered or charged directly to Tenant by the provider. Landlord represents that the Premises are currently submetered with respect to electrical service and that Landlord shall pass through to Tenant the actual amount charged by the electrical provider, as measured by such submeter, without any markup by Landlord. Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services which may be furnished to Tenant or the Premises during the Term. Tenant shall pay, as part of Operating Expenses, its share of all charges for jointly metered Utilities based upon consumption, as reasonably determined by Landlord. No interruption or failure of Utilities, from any cause whatsoever other than Landlord’s willful misconduct, shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use.

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Landlord’s sole obligation for either providing standby generators or providing standby back-up power to Tenant shall be: (i) to provide standby generators with not less than the stated capacity of the standby generators located in the Building as of the Commencement Date, and (ii) to contract with a third party to maintain the standby generators as per the manufacturer’s standard maintenance guidelines. Landlord shall have no obligation to provide Tenant with operational standby generators or back-up power or to supervise, oversee or confirm that the third party maintaining the standby generators is maintaining the generators as per the manufacturer’s standard guidelines or otherwise. During any period of replacement, repair or maintenance of the standby generators when the standby generators are not operational, including any delays thereto due to the inability to obtain parts or replacement equipment, Landlord shall have no obligation to provide Tenant with an alternative back-up generator or generators or alternative sources of back-up power. Tenant expressly acknowledges and agrees that Landlord does not guaranty that such standby generators will be operational at all times or that standby power will be available to the Premises when needed.

11. Alterations and Tenant’s Property. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other then by ordinary plugs or jacks) to Building Systems (as defined in Section 12) (“Alterations”) shall be subject to Landlord’s prior written consent, which may be given or withheld in Landlord’s sole discretion if any such Alteration affects the structure or Building Systems, but which shall otherwise not be unreasonably withheld or delayed. If Landlord approves any Alterations, Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord’s reasonable discretion. Any request for approval shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, on demand an amount equal to the lesser of (i) 10% of all charges incurred by Tenant or its contractors or agents in connection with any Alteration, and (ii) the actual documented cost of Landlord’s overhead and expenses for plan review, coordination, scheduling and supervision. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

Tenant shall furnish security or make other arrangements satisfactory to Landlord to assure payment for the completion of all Alterations work free and clear of liens, and shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers’ compensation and other coverage in amounts and from an insurance company satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) “as built” plans for any such Alteration.

Other than (i) the items, if any, listed on Exhibit F attached hereto, (ii) any items agreed by Landlord in writing to be included on Exhibit F in the future, and (iii) any trade fixtures, machinery, equipment and other personal property not paid for out of the Tl Budget (as defined in the Work Letter) which may be removed without material damage to the Premises, which damage shall be repaired (including capping or terminating utility hook-ups behind walls) by Tenant during the Term (collectively, “Tenant’s Property”), all property of any kind paid for with the Tl Budget, all Alterations, real property fixtures, built-in machinery and equipment, built-in casework and cabinets and other similar additions and

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improvements built into the Premises so as to become an integral part of the Premises such as fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch (collectively, “Installations”) shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term and shall remain upon and be surrendered with the Premises as a part thereof in accordance with Section 27 following the expiration or earlier termination of this Lease; provided, however, that Landlord shall, at the time its approval of such Installation is requested notify Tenant if it has elected to cause Tenant to remove such Installation upon the expiration or earlier termination of this Lease. If Landlord so elects, Tenant shall remove such Installation upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal, including, when removing any of Tenant’s Property which was plumbed, wired or otherwise connected to any of the Building Systems, capping off all such connections behind the walls of the Premises and repairing any holes. During any such restoration period that extends beyond the date of expiration or termination hereof, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant, unless said restoration period is extended past such date of expiration or termination by causes solely attributable to Landlord.

12. Landlord’s Repairs. Landlord, as an Operating Expense, shall maintain all of the structural, exterior, parking and other Common Areas of the Project, including HVAC, plumbing, fire sprinklers, elevators and all other building systems serving the Premises and other portions of the Project (“Building Systems”), in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant’s agents, servants, employees, invitees and contractors (collectively, “Tenant Parties”) excluded. Losses and damages caused by Tenant or any Tenant Party shall be repaired by Landlord, to the extent not covered by insurance, at Tenant’s sole cost and expense. Landlord reserves the right to stop Building Systems services when necessary (i) by reason of accident or emergency, or (ii) for planned repairs, alterations or improvements, which are, in the judgment of Landlord, desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply Building Systems services during any such period of interruption; provided, however, that Landlord shall, except in case of emergency, give Tenant 72 hours advance notice of any planned stoppage of Building Systems services for routine maintenance, repairs, alterations or improvements, which notice may, at Landlord’s election, be given either in accordance with the provisions of Section 41(a) hereof, or orally by telephone or in person. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Section, after which Landlord shall have a reasonable opportunity to effect such repair. Landlord shall not be liable in any legal action for any failure to make any repairs or to perform any maintenance for which Landlord is responsible hereunder unless such failure shall persist for an unreasonable time after Tenant’s written (or, in the event of an emergency, oral followed immediately by written) notice of the need for such repairs. In no event shall Landlord be responsible for any consequential damages arising from Landlord’s failure to make any such repairs and Tenant shall not have the right to abate, reduce or set-off any Rent due hereunder as a result of any such failure. Nothing in this Section 12 shall be deemed to supersede or otherwise affect the limitation on Landlord’s liability set forth in Section 35 of this Lease. Tenant waives its rights under any state or local law to terminate this Lease or to make such repairs at Landlord’s expense and agrees that the parties’ respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 17.

13. Tenant’s Repairs. Subject to Section 12 hereof, Tenant, at its expense, shall repair, replace and maintain in good condition all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and the interior side of demising walls. Such repair and replacement may include capital expenditures and repairs whose benefit may extend beyond the Term. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 10 days of Landlord’s notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 10 days after demand therefor; provided, however, that if

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such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the costs of such cure from Tenant. Subject to Sections 16 and 17, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party and any repair that benefits only the Premises.

14. Mechanic’s Liens. Tenant shall discharge, by bond or otherwise, any mechanic’s lien filed against the Premises or against the Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant within 10 days after the filing thereof, at Tenant’s sole cost and shall otherwise keep the Premises and the Project free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant. Should Tenant fail to discharge any lien described herein, Landlord shall have the right, but not the obligation, to pay such claim or post a bond or otherwise provide security to eliminate the lien as a claim against title to the Project and the cost thereof shall be immediately due from Tenant as Additional Rent. If Tenant shall lease or finance the acquisition of office equipment, furnishings, or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code Financing Statement filed as a matter of public record by any lessor or creditor of Tenant will upon its face or by exhibit thereto indicate that such Financing Statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Project be furnished on the statement without qualifying language as to applicability of the lien only to removable personal property, located in an identified suite held by Tenant.

15. Indemnification. Tenant hereby indemnifies and agrees to defend, save and hold Landlord harmless from and against any and all Claims for injury or death to persons or damage to property occurring within or about the Premises, arising directly or indirectly out use or occupancy of the Premises or a breach or default by Tenant in the performance of any of its obligations hereunder, unless caused by the willful misconduct or negligence of Landlord. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises). Tenant further hereby irrevocably waives any and all Claims for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records), unless caused by the willful misconduct or negligence of Landlord. Landlord shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party.

16. Insurance. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Project or such lesser coverage amount as Landlord may elect provided such coverage amount is not less than 90% of such full replacement cost. Landlord shall further procure and maintain commercial general liability insurance with a single loss limit of not less than $2,000,000 for bodily injury and property damage with respect to the Project. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, flood, environmental hazard and earthquake, loss or failure of building equipment, errors and omissions, rental loss during the period of repair or rebuilding, workers’ compensation insurance and fidelity bonds for employees employed to perform services and insurance for any improvements installed by Tenant or which are in addition to the standard improvements customarily furnished by Landlord without regard to whether or not such are made a part of the Project. All such insurance shall be included as part of the Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer’s cost calculations).

Tenant, at its sole cost and expense, shall maintain during the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant’s expense; workers’ compensation insurance with no less than the minimum limits required by law; employer’s liability insurance with such limits as required by law; and commercial general liability insurance, with a minimum limit of not less than $2,000,000 per occurrence for bodily injury and property damage with respect to the Premises. The commercial general liability insurance policy shall name Landlord and Alexandria Real

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Estate Equities, Inc. and their respective officers, directors, employees, managers, agents, invitees and contractors (collectively, “Landlord Parties”), as additional insureds; insure on an occurrence and not a claims-made basis; be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class X in “Best’s Insurance Guide”; shall not be cancelable for nonpayment of premium unless 30 days prior written notice shall have been given to Landlord from the insurer; contain a hostile fire endorsement and a contractual liability endorsement; and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant’s policies). Copies of such policies (if requested by Landlord), or certificates of insurance showing the limits of coverage required hereunder and showing Landlord and Alexandria Real Estate Equities, Inc. as additional insureds, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant upon commencement of the Term and upon each renewal of said insurance. Tenant’s policy may be a “blanket policy” with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Project or any portion thereof, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, agents, invitees and contractors (“Related Parties”), in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other’s insurer.

Landlord may require insurance policy limits to be raised to conform with requirements of Landlord’s lender and/or to bring coverage limits to levels then being generally required of new tenants within the Project.

17. Restoration. If, at any time during the Term, the Project or the Premises are damaged or destroyed by a fire or other insured casualty, Landlord shall notify Tenant within 45 days after discovery of such damage as to the amount of time Landlord reasonably estimates it will take to restore the Project or the Premises, as applicable (the “Restoration Period”). If the Restoration Period is estimated to exceed 12 months (the “Maximum Restoration Period”), either Landlord or Tenant may, by written notice to the other within 10 days after the date of such estimate, elect to terminate this Lease as of the date that is 45 days after the date of discovery of such damage or destruction. Notwithstanding the foregoing, if any such casualty occurs during the last 2 years of the Base Term (unless Tenant has previously exercised the Extension Option [as hereinafter defined], in which case this provision shall not apply) or during the last 2 years of the Extension Term (as hereinafter defined), if applicable, and the Restoration Period is estimated to exceed 6 months, either Landlord or Tenant may terminate by written notice to the other as aforesaid. Unless Landlord or Tenant so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Operating Expense unless it is determined that said fire or other casualty was caused by Landlord’s gross

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negligence or willful misconduct), promptly restore the Premises (excluding the improvements installed by Tenant or by Landlord and paid for by Tenant), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 29) in, on or about the Premises (collectively referred to herein as “Hazardous Materials Clearances”); provided, however, that if repair or restoration of the Premises is not substantially complete as of the end of the Maximum Restoration Period or, if longer, the Restoration Period, (a) Landlord may, in its sole and absolute discretion, elect not to proceed with such repair and restoration, or (b) Tenant may elect to terminate this Lease by notice thereof to Landlord, and, in either case, Landlord shall be relieved of its obligation to make such repairs or restoration and this Lease shall terminate as of the date that is 45 days after the later of: (i) discovery of such damage or destruction, or (ii) the date all required Hazardous Materials Clearances are obtained, but Landlord shall retain any Rent paid and the right to any Rent payable by Tenant prior to such election by Landlord or Tenant. Notice of the foregoing elections by Landlord and Tenant, respectively, shall be given to the other party no later than 10 business days after the end of the Maximum Restoration Period or the Restoration Period, as applicable. Notwithstanding the foregoing, Tenant’s right to terminate this Lease shall expire and be of no further force and effect upon notice by Landlord to Tenant, during such 10 business day period, that such repair or restoration is substantially complete.

Tenant, at its expense, shall promptly perform, subject to delays arising from the collection of insurance proceeds, from Force Majeure (as defined in Section 33) events or to obtain Hazardous Material Clearances, all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, Landlord may terminate this Lease if the Premises are damaged during the last 6 months of the Term and Landlord reasonably estimates that it will take more than 2 months to repair such damage, or if insurance proceeds are not available for such restoration. Rent shall be abated from the date all required Hazardous Material Clearances are obtained until the Premises are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is suitable for the temporary conduct of Tenant’s business. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 17, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

The provisions of this Lease, including this Section 17, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 17 sets forth their entire understanding and agreement with respect to such matters.

18. Condemnation. If the whole or any material part of the Premises or the Project is taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking” or “Taken”), and the Taking would in Landlord’s reasonable judgment either prevent or materially interfere with Tenant’s use of the Premises or materially interfere with or impair Landlord’s ownership or operation of the Project, then upon written notice by Landlord or Tenant to the other, this Lease shall terminate and Rent shall be apportioned as of said date. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, Landlord shall promptly restore the Premises and the Project as nearly as is commercially reasonable under the circumstances to their condition prior to such partial Taking and the rentable square footage of the Building, the rentable square footage of the Premises, Tenant’s Share of Operating Expenses and the Rent payable hereunder during the unexpired Term shall be reduced to such extent as may be fair and reasonable under the circumstances. Upon any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not

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Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s trade fixtures, if a separate award for such items is made to Tenant. Tenant hereby waives any and all rights it might otherwise have pursuant to any provision of state law to terminate this Lease upon a partial Taking of the Premises or the Project. Notwithstanding the foregoing, Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s trade fixtures, if a separate award for such items is made to Tenant.

19. Events of Default. Each of the following events shall be a default (“Default”) by Tenant under this Lease:

(a) Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due.

(b) Insurance. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 20 days before the expiration of the current coverage.

(c) Abandonment. Tenant shall abandon the Premises.

(d) Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant’s interest in this Lease or the Premises except as expressly permitted herein, and fail to cure such improper transfer within 30 days after notice thereof by Landlord (provided, however, that Landlord shall only be required to give such notice and cure period in the first such instance of an improper transfer), or Tenant’s interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

(e) Liens. Tenant shall fail to discharge or otherwise obtain the release of any lien placed upon the Premises in violation of this Lease within 10 days after any such lien is filed against the Premises.

(f) Insolvency Events. Tenant or any guarantor or surety of Tenant’s obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief’); (C) become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

(g) Estoppel Certificate or Subordination Agreement. Tenant fails to execute any document required from Tenant under Sections 22 or 26 within 5 days after a second notice requesting such document.

(h) Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this 19, and, except as otherwise expressly provided herein, such failure shall continue for a period of 10 days after written notice thereof from Landlord to Tenant.

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Any notice given under Section 19(h) hereof shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice; provided that if the nature of Tenant’s default pursuant to Section 19(h) is such that it cannot be cured by the payment of money and reasonably requires more than 10 days to cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 10 day period and thereafter diligently prosecutes the same to completion; provided, however, that such cure shall be completed no later than 30 days from the date of Landlord’s notice.

20. Landlord’s Remedies.

(a) Payment By Landlord; Interest. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (the “Default Rate”), whichever is less, shall be payable to Landlord on demand as Additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s Default hereunder.

(b) Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum equal to 6% of the overdue Rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

(c) Remedies. Upon the occurrence of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

(i) Terminate this Lease, or at Landlord’s option, Tenant’s right to possession only, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, to the extent permitted by and in accordance with law, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor;

(ii) Upon any termination of this Lease, whether pursuant to the foregoing Section 20(c)(i) or otherwise, Landlord may recover from Tenant (as an alternative to further recovery under Section 20(c)(iii) below) the following:

(A) The worth at the time of award of any unpaid rent which has been earned at the time of such termination; plus

(B) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

(C) The worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

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(D) Any other amount necessary to compensate Landlord for all costs incurred by Landlord as a result of Tenant’s Default hereunder, specifically including, but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

(E) At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

The term “rent” as used in this Section 20 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 20(c)(ii) (A) and (B) above, the “worth at the time of award” shall be computed by allowing interest at the Default Rate through the date of payment by Tenant, but in no case greater than the maximum amount of such interest permitted by law. As used in Section 20(c)(ii)(C) above, the “worth at the time of award” shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus 1%.

(iii) In lieu of the remedies provided by Section 20(c)(ii) hereof, Landlord may continue this Lease in effect after Tenant’s Default and recover rent as it becomes due (Landlord and Tenant hereby agreeing that Tenant has the right to sublet or assign hereunder, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease following a Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies hereunder, including the right to recover all Rent as it becomes due.

(iv) Whether or not Landlord elects to terminate this Lease following a Default by Tenant, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord’s sole discretion, succeed to Tenant’s interest in such subleases, licenses, concessions or arrangements. Upon Landlord’s election to succeed to Tenant’s interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder.

(v) Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 29(d) hereof, at Tenant’s expense.

(d) Effect of Exercise. Exercise by Landlord of any remedies hereunder or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, it being understood that such surrender and/or termination can be effected only by the express written agreement of Landlord and Tenant. Any law, usage, or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of Landlord at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same and shall not be deemed a waiver of Landlord’s right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of Rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. To the greatest extent permitted by law, Tenant waives the service of notice of Landlord’s intention to re-enter, re-take or otherwise obtain possession of the Premises as provided in any statute, or to institute legal proceedings to that end, and also waives all right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge. Any reletting of the Premises or any portion thereof shall be on such terms and conditions as Landlord in its sole discretion may determine. Landlord shall not be liable for, nor shall Tenant’s obligations hereunder be diminished because of, Landlord’s failure to relet the Premises or collect rent due in respect of such reletting or otherwise to mitigate any damages arising by reason of Tenant’s Default.

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21. Assignment and Subletting.

(a) General Prohibition. Without Landlord’s prior written consent which, subject to and on the conditions described in this Section 21, shall not be unreasonably withheld, conditioned or delayed, Tenant shall not, directly or indirectly, voluntarily or by operation of law, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect.

(b) Transfers. If Tenant desires to assign, sublease, hypothecate or otherwise transfer this Lease or sublet the Premises, other than pursuant to a Permitted Assignment (as defined below), then at least 15 business days, but not more than 45 business days, before the date Tenant desires the assignment or sublease to be effective (the “Assignment Date”), Tenant shall give Landlord a notice (the “Assignment Notice”) containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 15 business days after receipt of the Assignment Notice: (i) grant such consent, (ii) refuse such consent, in its reasonable discretion, or (iii) if the proposed assignment or sublease is for (A) greater than 50% of the rentable floor area of the Premises, and (B) for the remainder of the Base Term or Extension Term (as hereinafter defined), as applicable, terminate this Lease with respect to the space described in the Assignment Notice as of the Assignment Date (an “Assignment Termination”). If Landlord delivers notice of its election to exercise an Assignment Termination, Tenant shall have the right to withdraw such Assignment Notice by written notice to Landlord of such election within a reasonable time after Landlord’s notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Assignment Notice, shall be deemed to be Landlord’s consent to the proposed assignment, sublease or other transfer. Tenant shall reimburse Landlord for all of Landlord’s reasonable and documented out-of- pocket expenses in connection with its consideration of any Assignment Notice.

(c) Equity Financing. Notwithstanding the forgoing, the transfer or issuance of stock in Tenant shall be permitted without Landlord’s consent provided that following any such transfer or issuance no single entity or investor who is not a majority shareholder as of the date hereof, taken together with such entity’s or investor’s affiliates and related entities, owns more than 50% of the beneficial ownership of Tenant; provided, however, that in no event shall any initial public offering of shares by Tenant require Landlord’s consent.

(d) Change in Control and Roberts Entity Transfers. Notwithstanding the foregoing, Tenant shall have the right to assign this Lease, upon 30 days prior written notice to Landlord but without Landlord’s prior written consent:

(i) to a corporation or other entity which is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant provided that (A) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a good business purpose and not principally for the purpose of transferring the Lease, and (B) the net worth (as determined in accordance with generally accepted accounting principles (“GAAP”)) of the assignee is not less than Fifty Million Dollars ($50,000,000.00);

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(ii) to any entity of which Carmichael Roberts is the founder or co-founder or owns at least 5% of the beneficial interests thereof (any of the foregoing being referred to as a “Roberts Entity”), or to any entity which shares at least 15% common ownership with Tenant, provided that if Tenant assigns this Lease to any entity which shares 15% common ownership with Tenant, Tenant agrees that Landlord shall have the right to request financial information from Tenant and from any such assignee, of the sorts permitted by Section 41(c) hereof, on a quarterly basis, notwithstanding the provisions of Section 41(c) permitting Landlord to request such information on a semi-annual basis only;

(iii) to any publicly traded medical or pharmaceutical company with a market capitalization of more than Twenty Billion Dollars ($20,000,000,000.00) who becomes a franchisee or licensee of Tenant; or

(iv) in connection with a transfer or series of transfers whereby 50% or more of the issued and outstanding shares or other ownership interests of Tenant are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) to persons or entities who were not owners of shares or other ownership interests of Tenant at time of execution of this Lease, provided that (A) such transfer or series of transfers, as the case may be, is for a good business purpose and not principally for the purpose of transferring the Lease, and (B) the net worth (as determined in accordance with generally accepted accounting principles (“GAAP”)) of Tenant following such transfer or series of transfers, as the case may be, is not less than Fifty Million Dollars ($50,000,000.00);

provided, however, that in each case, the assignee shall agree, in writing, to assume all of the terms, covenants and conditions of this Lease arising after the effective date of the assignment; and provided further that: (A) any assignment or sublease, as described in clauses (i) through (iv) above, shall be subject to Landlord’s consent only to the extent necessary to ascertain that such transferee does not violate any of the environmental requirements set forth in the first sentence of Section 21(h) hereof; (B) the intended use by or identity of the transferee will not adversely impact the reputation or value of the building; and (C) the transferee does not have an objectionable business reputation. The transfers described in subsections (i) through (iv) above are sometimes referred to herein as a “Permitted Assignment”).

(e) Additional Conditions. As a condition to any such assignment or subletting, whether or not Landlord’s consent is required, Landlord may require:

(i) that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under the Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

(ii) A list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be

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withheld in Landlord’s sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks. Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

(f) No Release of Tenant, Sharing of Excess Rents. Notwithstanding any assignment or subletting, whether in connection with a Permitted Assignment or otherwise, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant’s other obligations under this Lease. If the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the rental payable under this Lease, (excluding however, any Rent payable under this Section), plus Tenant’s reasonable sublease expenses, including but not limited to tenant improvement costs, brokerage commissions, legal expenses and architectural/engineering costs (“Excess Rent”), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 10 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

(g) No Waiver. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under the Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises. Landlord shall provide the Tenant named herein with a copy of any notice of default sent to any assignee or sublessee hereunder.

(h) Conduct and Nature of Proposed Transferee. Notwithstanding any other provision of this Section 21, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party’s action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party. In addition, it shall be reasonable for Landlord to withhold its consent (other than any consent under Section 21(d), which shall be limited as set forth therein) to any assignment or sublease as a result of (A) objectionable business reputation, (B) any controversial intended use of the Premises, and (only in the case of an assignment) (C) the failure of the net worth of the proposed assignee to be equal to or greater than the greater of (x) the net worth of the Tenant immediately following its Series B equity financing, and (y) the net worth of the Tenant at the time of the proposed assignment. In addition, Landlord may reasonably object to a proposed subtenant which has requested and is currently considering a proposal from Landlord for a direct lease of space for a space of similar size and type, and term in the Building.

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22. Estoppel Certificate. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver a statement in writing in any form reasonably requested by a proposed lender or purchaser, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, (ii) acknowledging that there are not any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) setting forth such further information with respect to the status of this Lease or the Premises as may be requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part. Tenant’s failure to deliver such statement within such time shall, at the option of Landlord, be conclusive upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

23. Quiet Enjoyment. So long as Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

24. Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360 day year and 30 day months.

25. Rules and Regulations. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto as Exhibit E. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner.

26. Subordination. This Lease and Tenant’s interest and rights hereunder are hereby made and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant; provided, however that so long as there is no Default hereunder, Tenant’s right to possession of the Premises shall not be disturbed by the Holder of any such Mortgage. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination, and such instruments of attornment as shall be requested by any such Holder, provided any such instruments contain appropriate non-disturbance provisions assuring Tenant’s quiet enjoyment of the Premises as set forth in Section 23 hereof. If Tenant fails to execute, acknowledge and deliver such instruments within 10 business days after written notice from Landlord, Tenant hereby appoints Landlord attorney-in-fact for Tenant irrevocably (such power of attorney being coupled with an interest) to execute, acknowledge and deliver any such instrument and instruments for and in the name of Tenant and to cause any such instrument to be recorded. Notwithstanding the foregoing, any such Holder may at any time subordinate its Mortgage to this Lease, without Tenant’s consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such Mortgage without regard to their respective dates of execution, delivery or recording and in that event such Holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such Mortgage and had been assigned to such Holder. The term “Mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the “Holder” of a Mortgage shall be deemed to include the beneficiary under a deed of trust.

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27. Surrender. Upon the expiration of the Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord to remain in the Premises, free of Hazardous

Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises by any person other than a Landlord Party (collectively, “Tenant HazMat Operations”) and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Sections 17 and 18 excepted. At least 3 months prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises (including any Installations permitted by Landlord to remain in the Premises) at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the “Surrender Plan”). Such Surrender Plan shall be accompanied by a current listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and approval of Landlord’s environmental consultant. In connection with the review and approval of the Surrender Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of pocket expense incurred by Landlord for Landlord’s environmental consultant to review and approve the Surrender Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $2,500. Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties.

If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the actual, documented cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 27.

Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord’s election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant’s Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 29 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

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29. Environmental Requirements.

(a) Prohibition/Compliance/lndemnity. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises by anyone other than Landlord and Landlord’s employees, agents and contractors otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord, its officers, directors, employees, agents and contractors harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, attorneys’, consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, “Environmental Claims”) which arise during or after the Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Project.

(b) Business. Landlord acknowledges that it is not the intent of this Section 29 to prohibit Tenant from using the Premises for the Permitted Use. Tenant may operate its business according to prudent industry practices so long as the use or presence of Hazardous Materials is strictly and properly monitored according to all then applicable Environmental Requirements. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises (“Hazardous Materials List”). Tenant shall deliver to Landlord an updated Hazardous Materials List at least once a year and shall also deliver an updated list before any new Hazardous Material is brought onto, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises. Tenant shall deliver to Landlord true and correct copies of the following documents (the “Haz Mat Documents”) relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date, or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority: permits; approvals; reports and correspondence; storage and management plans, notice of violations of any Legal Requirements; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks; and a Surrender Plan (to the extent surrender in accordance with Section 27 cannot be accomplished in 3 months). Tenant is not required, however, to provide Landlord with any portion(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities. It is not the intent of this Section to provide Landlord with information which could be detrimental to Tenant’s business should such information become possessed by Tenant’s competitors.

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(c) Tenant Representation and Warranty. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any of its legal predecessors has been required by any prior landlord, lender or Governmental Authority at any time to take remedial action in connection with Hazardous Materials contaminating a property which contamination was permitted by Tenant of such predecessor or resulted from Tenant’s or such predecessor’s action or use of the property in question, and (ii) Tenant is not subject to any enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority). If Landlord determines that this representation and warranty was not true as of the date of this lease, Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion.

(d) Testing. Landlord shall have the right to conduct annual tests of the Premises to determine whether any contamination of the Premises or the Project has occurred as a result of Tenant’s use. Tenant shall be required to pay the cost of such annual test of the Premises; provided, however, that if Tenant conducts its own tests of the Premises using third party contractors and test procedures acceptable to Landlord which tests are certified to Landlord, Landlord shall accept such tests in lieu of the annual tests to be paid for by Tenant. In addition, at any time, and from time to time, prior to the expiration or earlier termination of the Term, Landlord shall have the right to conduct appropriate tests of the Premises and the Project to determine if contamination has occurred as a result of Tenant’s use of the Premises. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises by Tenant or any Tenant Party. If contamination has occurred for which Tenant is liable under this Section 29, Tenant shall pay all costs to conduct such tests. If no such contamination is found, Landlord shall pay the costs of such tests (which shall not constitute an Operating Expense). Landlord shall provide Tenant with a copy of all third party, non-confidential reports and tests of the Premises made by or on behalf of Landlord during the Term without representation or warranty and subject to a confidentiality agreement. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions identified by such testing in accordance with all Environmental Requirements. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights which Landlord may have against Tenant.

(e) Underground Tanks. If underground or other storage tanks storing Hazardous Materials located on the Premises or the Project are used by Tenant or are hereafter placed on the Premises or the Project by Tenant, Tenant shall install, use, monitor, operate, maintain, upgrade and manage such storage tanks, maintain appropriate records, obtain and maintain appropriate insurance, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other actions necessary or required under applicable state and federal Legal Requirements, as such now exists or may hereafter be adopted or amended in connection with the installation, use, maintenance, management, operation, upgrading and closure of such storage tanks.

(f) Tenant’s Obligations. Tenant’s obligations under this Section 29 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises not relet by Landlord in Landlord’s sole discretion, which Rent shall be prorated daily.

(g) Definitions. As used herein, the term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and

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Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

30. Tenant’s Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary). Upon any default by Landlord, Tenant shall give notice to Landlord as required pursuant to Section 41(a) hereof. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder.

All obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter. The term “Landlord” in this Lease shall mean only the owner for the time being of the Premises. Upon the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Term upon each new owner for the duration of such owner’s ownership.

31. Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord’s representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose. Landlord may erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant easements, make public dedications, designate Common Areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially, adversely affects Tenant’s use or occupancy of the Premises for the Permitted Use. At Landlord’s request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions. Tenant shall at all times, except in the case of emergencies, have the right to escort Landlord or its agents, representatives, contractors or guests while the same are in the Premises, provided such escort does not materially and adversely affect Landlord’s access rights hereunder.

32. Security. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises. Tenant shall be solely responsible for the personal safety of Tenant’s officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

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33. Force Majeure. Landlord shall not responsible or liable for delays in the performance of its obligations hereunder when caused by, related to, or arising out of acts of God, strikes, lockouts, or other labor disputes, embargoes, quarantines, weather, national, regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, delay in issuance or revocation of permits, enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion, fire or other casualty, and other causes or events beyond the reasonable control of Landlord (“Force Majeure”).

34. Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker) in connection with this transaction and that no Broker brought about this transaction other than Meredith & Grew and CB Richard Ellis/Whittier Partners. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the broker, if any, named in this Section 34, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction.

35. Limitation on Landlord’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT’S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

36. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in effect to such illegal, invalid or unenforceable clause or provision as shall be legal, valid and enforceable.

37. Signs; Exterior Appearance. Tenant shall not, without the prior written consent of Landlord, which may be granted or withheld in Landlord’s sole discretion: (i) attach any awnings, exterior lights, decorations, balloons, flags, pennants, banners, painting or other projection to any outside wall of the Project, (ii) use any curtains, blinds, shades or screens other than Landlord’s standard window coverings, (iii) coat or otherwise sunscreen the interior or exterior of any windows, (iv) place any bottles, parcels, or other articles on the window sills, (v) place any equipment, furniture or other items of personal property on any exterior balcony, or (vi) paint, affix or exhibit on any part of the Premises or the Project any signs, notices, window or door lettering, placards, decorations, or advertising media of any type which

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can be viewed from the exterior of the Premises. Interior signs on doors and the directory tablet shall be inscribed, painted or affixed for Tenant by Landlord at the sole cost and expense of Tenant, and shall be of a size, color and type acceptable to Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord’s standard lettering. The directory tablet shall be provided exclusively for the display of the name and location of tenants.

38. Expansion Option. Beginning upon the date of execution of this Lease and continuing through the date which is fifteen (15) months after the Commencement Date (the “Option Period”), Tenant shall have an option to expand (the “Expansion Option”) into the remaining space in Section 1D, comprising 8,023 rentable square feet, being depicted as the “Expansion Space” on Exhibit A hereto. The Expansion Option shall expire automatically without the necessity of any further notice or action by either party hereto if not exercised by Tenant as provided herein prior to the expiration of the Option Period. Tenant’s exercise of its Expansion Option shall be triggered in two ways:

(a) Landlord Trigger. Upon Landlord’s receipt of a written counter-proposal from a prospective third party tenant to a prior proposal by Landlord with respect to all or any portion of the Expansion Space (each such circumstance, an “Active Negotiation”), Landlord shall promptly notify Tenant of said Active Negotiation. Following receipt of such notice, Tenant shall have seven (7) days to exercise its Expansion Option with respect to the Expansion Space (or such portion thereof which is the subject of the instant Active Negotiation) by notifying Landlord of its election in writing (such notice by Tenant being hereinafter referred to as an “Exercise Notice”). If Tenant does not deliver the Exercise Notice prior to the expiration of such 7-day period, Landlord shall be free to lease the Expansion Space or such portion thereof to the proposed tenant under the Active Negotiation; provided, however, that if Landlord does not consummate a lease pursuant to an Active Negotiation, Landlord shall re-offer such space to Tenant upon the next Active Negotiation. If Tenant timely delivers an Exercise Notice, the Lease shall be amended as described below.

(b) Tenant Trigger. In addition to the foregoing, at any time during the Option Period, Tenant may deliver an Exercise Notice to Landlord, whereupon the Lease shall be amended as described below.

(c) Amendment to Lease. Upon receipt of Tenant’s Exercise Notice, the Lease shall be amended to provide as follows: (i) Base Rent for the Expansion Space shall be equivalent to the then-current Base Rent for the balance of the Premises; (ii) Tenant’s obligation to pay Base Rent and Operating Expenses on the Expansion Space shall commence on the earlier of (x) the date of substantial completion of the construction of Tenant Improvements within the Expansion Space and (y) six (6) months after the date of Tenant’s Exercise Notice; and (iii) Landlord shall provide an allowance (“Expansion Tl Allowance”) in the amount calculated by multiplying the rentable area of the Expansion Space (i.e., 8,023 rentable square feet) times $137.32, and the product thereof times the percentage of the initial Term of the Lease remaining after the rent commencement date of the Expansion Space. For example only, if the rent commencement date of the Expansion Space is 15 months after the Commencement Date, then the Expansion Tl Allowance shall be calculated as follows: 8,023 rsf x $137.32/rsf x [48/63] = $839,404.47.

(d) Spec Lab. Nothing in the above paragraphs shall preclude Landlord from improving the Expansion Space speculatively as generic laboratory/office space (“Spec Lab”) during the Option Period; provided, however, if Landlord does elect to improve the Spec Lab during the Option Period; before commencement of construction of the Spec Lab, Landlord shall first offer the Spec Lab to Tenant upon market terms and conditions for such space. Tenant shall have fourteen (14) days to notify Landlord of its intention to lease the Spec Lab by notifying Landlord of its election in writing. If Tenant does not elect to lease the Spec Lab, Landlord shall be free to construct the Spec Lab and to lease such available space or portion thereof to others, and Landlord shall have no obligation to re-offer such space to Tenant. In the event Tenant elects to lease the Spec Lab, (i) Base Rent for the Spec Lab shall be an amount mutually agreed upon by the parties; and (ii) Tenant’s obligation to pay Base Rent and Operating Expenses for the Spec Lab shall commence on the date of substantial completion of the Spec Lab. If the parties are unable to agree on Base Rent for the Spec Lab, despite good faith efforts to do so, either party shall have

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the right to request arbitration of the Market Rent for such space (as hereinafter defined) pursuant to Section 40 hereof. In no event shall Tenant have the right to occupy any portion of the Spec Lab until such Base Rent has been agreed to in writing by the parties hereto. Tenant’s rights with respect to the Spec Lab, unless exercised during the Option Period as set forth in this Section 38(d), shall expire automatically without the necessity of any further notice or action by either party hereto upon the expiration of the Option Period.

(e) Nano-Terra Premises Expansion. Reference is made to that certain Lease Agreement, to be dated within 60 days after the date hereof (the “Nano-Terra Lease”), by and between Landlord and Nano-Terra Co-Development, Inc. (“Nano-Terra”) for additional premises in the Project. Pursuant to the provision of the Nano-Terra Lease entitled “Expansion Option” (the “Nano-Terra Expansion Option Provision”), Nano-Terra has the right to expand into certain additional space in the Project, as more particularly described in the Nano-Terra Expansion Option Provision (the “Nano-Terra Expansion Space”). For so long as Nano-Terra is an affiliate of Tenant, Tenant shall have the right to expand the Premises into the Nano-Terra Expansion Space, subject to Nano-Terra’s prior right to such space (the “Nano-Terra Space Expansion Option”). The Nano-Terra Space Expansion Option shall be exercisable by Tenant hereunder only during the Option Period as defined in the Nano-Terra Expansion Option Provision. Upon Tenant’s exercise of the Nano-Terra Expansion Option as provided herein, the Lease shall be amended to provide as follows: (i) Base Rent for the Nano-Terra Expansion Space shall be equivalent to the then-current Base Rent for the Premises under the Nano-Terra Lease; (ii) Tenant’s obligation to pay Base Rent and Operating Expenses on the Nano-Terra Expansion Space shall commence on the earlier of (x) the date of substantial completion of the construction of Tenant Improvements within the Nano-Terra Expansion Space and (y) six (6) months after the date of Tenant’s exercise of the Nano-Terra Expansion Option and shall expire on the expiration date set forth in the Nano-Terra Lease; and (iii) Landlord shall provide an Expansion Tl Allowance in an amount equivalent to the Expansion Tl Allowance set forth in the Nano-Terra Lease The Nano-Terra Space Expansion Option shall expire automatically without the necessity of any further notice or action by either party hereto if not exercised by Tenant as provided herein prior to the expiration of the Option Period set forth in the Nano- Terra Expansion Option Provision. Landlord shall provide a copy of any Landlord Trigger notice with respect to the Nano-Terra Expansion Space to Tenant simultaneously with Nano-Terra. In order to exercise the Nano-Terra Expansion Space Option, Tenant must provide Landlord with a written waiver by Nano-Terra of its expansion rights as provided in the Nano-Terra Expansion Option Provision.

(f) Roberts Entity Expansion Rights. Provided that Carmichael Roberts is still at that time a board member or officer of Tenant hereunder (i.e., WMR Biomedical, Inc.), Tenant shall have the right, prior to exercising the Nano-Terra Space Expansion Option as described in Section 38(e) above, to notify Landlord, in writing, that Tenant has elected to permit a Roberts Entity to exercise the Nano-Terra Space Expansion Option in Tenant’s stead (the “Roberts Entity Expansion Option”), provided Tenant and any such Roberts Entity comply with all requirements for assignment of this Lease to a Roberts Entity as set forth in Section 21 hereof. Notwithstanding the foregoing, nothing herein shall be construed to require actual assignment of this Lease in order for a Roberts Entity to exercise the Roberts Entity Expansion Option. Any such exercise of the Roberts Entity Expansion Option by a Roberts Entity shall be under and subject to the prior rights of Nano-Terra and Tenant hereunder in the Nano-Terra Expansion Space. The Roberts Entity Expansion Option shall expire automatically without the necessity of any further notice or action by either party hereto if not exercised by Tenant as provided herein prior to the expiration of the Option Period set forth in the Nano-Terra Expansion Option Provision. In order to permit a Roberts Entity to exercise the Roberts Entity Expansion Option, Tenant must provide Landlord with a written waiver by Nano-Terra of its expansion rights as provided in the Nano-Terra Expansion Option Provision. Upon the exercise of the Roberts Entity Expansion Option, Landlord shall enter into a lease with such Roberts Entity, upon Landlord’s standard terms and conditions, provided however, that the Base Rent, Commencement Date, expiration date and Expansion Tl Allowance shall be as set forth in the Nano- Terra Lease, as more particularly set forth in Section 38(e) hereof.

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(g) Exceptions. Notwithstanding the above, neither the Expansion Option nor the Nano- Terra Space Expansion Option shall be in effect and neither may be exercised by Tenant:

(i) during any period of time that Tenant is in Default under any provision of the Lease; or

(ii) if Tenant has been in Default under any provision of the Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period prior to the date on which Tenant seeks to exercise the Expansion Option or the Nano-Terra Space Expansion Option, as applicable.

(h) Termination. The Expansion Option, the Nano-Terra Space Expansion Option and the Roberts Entity Expansion Option shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of either the Expansion Option, the Nano-Terra Space Expansion Option or the Roberts Entity Expansion Option, if, after such exercise, but prior to the commencement date of the lease of such Expansion Space, the Nano-Terra Expansion Space or the Spec Lab, as applicable, (i) Tenant fails to timely cure any default by Tenant under the Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Expansion Option, the Nano-Terra Space Expansion Option or the Roberts Entity Expansion Option to the date of the commencement of the lease of the Expansion Space, the Nano-Terra Expansion Space or Spec Lab, as applicable, whether or not such Defaults are cured.

(i) Rights Personal. The Expansion Option, the Nano-Terra Space Expansion Option and the Roberts Entity Expansion Option are personal to Tenant and are not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease, except that they may be assigned in connection with any Permitted Assignment of this Lease.

(j) No Extensions. The period of time within which the Expansion Option, the Nano-Terra Space Expansion Option or the Roberts Entity Expansion Option may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Expansion Option, the Nano-Terra Space Expansion Option or the Roberts Entity Expansion Option, as applicable.

39. Right to Extend Term. Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions:

(a) Extension Rights. Tenant shall have 1 right (the “Extension Right”) to extend the term of this Lease for 3 years (the “Extension Term”) on the same terms and conditions as this Lease (other than Base Rent) by giving Landlord written notice of its election to exercise the Extension Right no later than the date which is 9 months prior to the expiration of the Base Term of the Lease. Base Rent during the first year of the Extension Term shall be the greater of (i) 95% of the then-current “Market Rent”, which shall be defined as the fair market rental value for space in Watertown of comparable age, quality, level of finish, and proximity to amenities and public transit, and (ii) the annualized Base Rent during the final month of the Base Term, but in either case shall in no event be less than the Base Rent payable as of the date immediately preceding the commencement of the Extension Term. Thereafter, Base Rent shall increase by 3.5% on each annual anniversary of the commencement of such Extension Term by multiplying the Base Rent payable immediately before such adjustment by 3.5% and adding the resulting amount to the Base Rent payable immediately before such adjustment. In addition, Landlord may impose a market rent for the parking rights provided hereunder. Within 10 days of Tenant’s notice to Landlord of its election to arbitrate Market Rate and escalations, each party shall deliver to the other a proposal containing the Market Rate and escalations that the submitting party believes to be correct (“Extension Proposal”). If either party fails to timely submit an Extension Proposal, the other party’s submitted proposal shall determine the Base Rent and escalations for the Extension Term. If both parties submit Extension Proposals, then Landlord and Tenant shall proceed to arbitrate as provided in Section 40 hereof.

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Provided Tenant provides Landlord with timely notice of Tenant’s election to exercise the Extension Right, then, no later than the date which is 15 days after the date which is 9 months prior to the expiration of the Base Term of the Lease, Landlord shall give Tenant written notice of Landlord’s determination of the Market Rent and the rent escalations for the Extension Term. Tenant may, at any time after Tenant’s receipt of Landlord’s determination, elect arbitration as described in Section 40 below by written notice to Landlord. If Tenant does not elect such arbitration on or before the date which is 120 days prior to the expiration of the Base Term of this Lease, Tenant shall be deemed to have waived the Extension Right and the Term of the Lease shall terminate upon the expiration date thereof.

(b) Nano-Terra Extension Right. Pursuant to the provision of the Nano-Terra Lease entitled “Right to Extend Term” (the “Nano-Terra Extension Option Provision”), Nano-Terra has the right to extend the term of the Nano-Terra Lease, as more particularly described in the Nano-Terra Extension Option Provision (the “Nano-Terra Extension Right”). For so long as Nano-Terra is an affiliate of Tenant hereunder, Tenant shall have the right to exercise the Nano-Terra Extension Right, subject to Nano-Terra’s prior right to exercise such extension right, and upon such exercise as provided herein, to occupy the Nano-Terra Premises during the Extension Term (as defined in the Nano-Terra Lease) under all of the terms and provisions hereof, provided however, that the Base Rent, Commencement Date, expiration date and Expansion Tl Allowance shall be as set forth in the Nano- Terra Lease, as more particularly set forth in Section 38(e) hereof. Such Nano-Terra Extension Right shall only be exercisable by Tenant hereunder by giving Landlord written notice of its election to exercise the Nano-Terra Extension Right not less than 15 days after the date which is 9 months prior to the expiration of the Base Term of the Nano-Terra Lease, and Tenant’s exercise thereof shall otherwise be under and subject to all of the terms and conditions of this Section 39. In order to exercise the Nano-Terra Extension Right, Tenant must provide Landlord with a written waiver by Nano-Terra of its extension rights as provided in the Nano-Terra Extension Option Provision.

(c) Roberts Entity Extension Rights. Provided that Carmichael Roberts is still at that time a board member or officer of Tenant hereunder (i.e., WMR Biomedical, Inc.), Tenant shall have the right, prior to exercising the Nano-Terra Space Extension Option as described in Section 39(b) above, to notify Landlord, in writing, that Tenant has elected to permit a Roberts Entity to exercise the Nano-Terra Space Extension Option in Tenant’s stead (the “Roberts Entity Extension Option”). Any such exercise of the Roberts Entity Extension Option by a Roberts Entity shall be under and subject to the prior rights of Nano-Terra and Tenant hereunder in the Nano-Terra Extension Option. In addition, Landlord shall have the right to approve any such Roberts Entity as a tenant of the Project in accordance with Landlord’s rights of approval with respect to Permitted Assignments as more particularly described in Section 21 (d)(ii) hereof. The Roberts Entity Extension Option shall expire automatically without the necessity of any further notice or action by either party hereto if not exercised by Tenant as provided herein prior to the expiration of the Option Period set forth in the Nano-Terra Expansion Option Provision. In order to permit a Roberts Entity to exercise the Roberts Entity Extension Option, Tenant must provide Landlord with a written waiver by Nano-Terra of its extension rights as provided in the Nano-Terra Extension Option Provision. Upon the exercise of the Roberts Entity Extension Option, Landlord shall enter into a lease with such Roberts Entity, upon Landlord’s standard terms and conditions, provided however, that the Base Rent, Commencement Date, expiration date and Expansion Tl Allowance shall be as set forth in the Nano-Terra Lease, as more particularly set forth in Section 38(e) hereof.

(d) Rights Personal. The Extension Right, the Nano-Terra Extension Right and the Roberts Entity Extension Right are personal to Tenant and are not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease, except that they may be assigned in connection with any Permitted Assignment of this Lease.

(e) Exceptions. Notwithstanding anything set forth above to the contrary, neither the Extension Right, the Nano-Terra Extension Right nor the Roberts Entity Extension Right shall be in effect and Tenant may not exercise either the Extension Right, the Nano-Terra Extension Right or the Roberts Entity Extension Right:

(i) during any period of time that Tenant is in Default under any provision of this Lease; or

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(ii) if Tenant has been in Default under any provision of this Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period immediately prior to the date that Tenant intends to exercise the Extension Right, the Nano-Terra Extension Right or the Roberts Entity Extension Right, as applicable, whether or not the Defaults are cured.

(f) No Extensions. The period of time within which the Extension Right, the Nano-Terra Extension Right or the Roberts Entity Extension Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Extension Right, the Nano-Terra Extension Right or the Roberts Entity Extension Right, as applicable.

(g) Termination. The Extension Right, the Nano-Terra Extension Right and the Roberts Entity Extension Right shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Extension Right, the Nano-Terra Extension Right or the Roberts Entity Extension Right, as applicable, if, after such exercise, but prior to the commencement date of the Extension Term or the Nano-Terra Extension Term, as applicable, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Extension Right, the Nano-Terra Extension Right or the Roberts Entity Extension Right, as applicable, to the date of the commencement of the Extension Term or the Nano-Terra Extension Term, as applicable, whether or not such Defaults are cured.

40. Arbitration.

(a) Within 7 days after (i) the request of either party to arbitrate the issue of Delivery of the Premises, as provided in Section 2 hereof, or (ii) the delivery of the last Extension Proposal as provided in Section 39(a) hereof, the parties hereto shall meet and make a good faith attempt to mutually appoint a single Arbitrator (and defined below) to arbitrate such issue. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other within 10 days after the meeting, select an Arbitrator. If either party fails to timely give notice of its selection for an Arbitrator, the other party’s determination of the date of Delivery or submitted Extension Proposal, as applicable, shall be determinative of the issue to be arbitrated. The 2 Arbitrators so appointed shall, within 5 business days after their appointment, appoint a third Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located, upon 10 days prior written notice to the other party of such intent.

(b) The decision of the Arbitrator(s) shall be made within 30 days after the appointment of a single Arbitrator or the third Arbitrator, as applicable. The decision of the single Arbitrator shall be final and binding upon the parties. The average of the two closest Arbitrators in a three Arbitrator panel shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the third Arbitrator shall be borne equally by both parties. With respect to an arbitration of Market Rent, If the Market Rate and escalations are not determined by the first day of the Extension Term, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the Extension Term and increased by the Rent Adjustment Percentage until such determination is made. After the determination of the Market Rate and escalations, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute an amendment recognizing the Market Rate and escalations for the Extension Term. With respect to an arbitration of the date of Delivery, after determination of the date of Delivery, the parties shall execute and deliver the Acknowledgement of Commencement Date as provided in Section 2 hereof.

(c) An “Arbitrator” shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (i) shall be (A) a member of the American Institute of Real Estate Appraisers with not less than 10 years of experience in the appraisal of improved office and high tech industrial real estate in the Watertown, Massachusetts market, or (B) a licensed commercial real estate broker with not less than 15 years experience representing landlords and/or tenants in the leasing of high tech or life sciences space in the Watertown, Massachusetts market, (ii) devoting substantially all of their time to professional appraisal or brokerage work, as applicable, at the time of appointment and (iii) be in all respects impartial and disinterested.

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41. Miscellaneous.

(a) Notices. All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

(b) Joint and Several Liability. If and when included within the term “Tenant,” as used in this instrument, there is more than one person or entity, each shall be jointly and severally liable for the obligations of Tenant.

(c) Financial Information. Tenant shall furnish to Landlord, upon Landlord’s request (which requests shall be made not more than semi-annually, unless Tenant is in default hereunder, in which event such requests may be made quarterly), limited financial information or summaries demonstrating Tenant’s solvency and financial strength. If Tenant shall become a publicly-traded company, Tenant’s periodic filings with the Securities and Exchange Commission shall satisfy the requirements of this section.

(d) Recordation. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease.

(e) Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

(f) Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(g) Limitations on Interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(h) Choice of Law. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

(i) Time. Time is of the essence as to the performance of Tenant’s obligations under this Lease.

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(j) Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

(k) Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant’s Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT: WMR BIOMEDICAL, INC., a Delaware corporation

By:	/s/ Carmichael Roberts
Carmichael Roberts, Chief Executive Officer

LANDLORD: ARE-480 ARSENAL STREET, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

	By:	ARE-QRS CORP., a Maryland corporation, general partner

		By:	/s/ Gary Dean
GARY DEAN
VP - RE LEGAL AFFAIRS

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EXHIBIT A TO LEASE

DESCRIPTION OF PREMISES

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EXHIBIT B TO LEASE

DESCRIPTION OF PROJECT

Legal Description of 480 Arsenal Street

The Land in Watertown, Middlesex County, Massachusetts located on Arsenal Street, Cypress Street, Quimby Street and Laurel Street, consisting of the following:

Beginning at a point on the southerly sideline of Cypress Street in the Town of Watertown, Middlesex County, Massachusetts, said point being 224.16 feet west of the intersection of Cypress Street with Quimby Street and being the northeast corner of the herein described parcel;

Thence running along the southerly sideline of Cypress Street N 88’-36’-46” E, 224.16 feet to the easterly sideline of Quimby Street;

Thence turning and running by the easterly sideline of Quimby Street N 01’-20’-07” W, 210.02 feet to a point of the southerly sideline of Laurel Street;

Thence turning and running along a curve to the right of radius 20.00 feet and length 31.40 feet to a point;

Thence continuing along the southerly sideline of Laurel Street N 88’-35’-52” E, 508.35 feet to a point on the easterly sideline of Melendy Avenue;

Thence turning and running along the easterly sideline of Lot 2, S 03’-24’-45” W, 74.28 feet to a point;

Thence turning and running along a curve to the right of radius 371.63 feet and length 152.00 feet to a point;

Thence turning and running S 02’-02’-53” E, 270.00 feet to a point;

Thence turning and running by the Northerly line of Lot 4 S 71 ’-16-06” W, 258.22 feet to a point;

Thence turning and running S 77’-33’-41” W, 150.00 feet to a point;

Thence turning and running along a curve to the left of radius 63.85 feet and length 67.42 feet to a point;

Thence turning and running S 17’-03’-32” W, 33.54 feet to a point;

Thence turning and running along a curve to the right of radius 1947.63 feet and length 285.68 feet to a point, by land now or formerly of the Boston & Maine Railroad Company;

Thence turning and running N 01’-23’-14” W, 439.51 feet by land now or formerly of United Electric Controls to the point of beginning.

For title reference see the deed from AMB Property, L.P., a Delaware limited partnership, to ARE-480 Arsenal Street, LLC, a Delaware limited liability company, dated June 19, 2001 and recorded with the Middlesex South Registry of Deeds in Book 33088, Page 527.

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EXHIBIT C TO LEASE

WORK LETTER

THIS WORK LETTER dated August 14, 2007 (this “Work Letter”) is made and entered into by and between ARE-480 Arsenal Street, LLC, a Delaware limited liability company (“Landlord”), and WMR Biomedical, Inc., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease dated August 14, 2007 (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1. General Requirements.

(a) Tenant’s Authorized Representative. Tenant designates Carmichael Roberts and PJ Anand (either such individual acting alone, “Tenant’s Representative”) as the only persons authorized to act for Tenant pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change either Tenant’s Representative at any time upon not less than 5 business days advance written notice to Landlord. Neither Tenant nor Tenant’s Representative shall be authorized to direct Landlord’s contractors in the performance of Landlord’s Work (as hereinafter defined).

(b) Landlord’s Authorized Representative. Landlord designates Tom Andrews and Stuart Berry (either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than 5 business days advance written notice to Tenant. Landlord’s Representative shall be the sole persons authorized to direct Landlord’s contractors in the performance of Landlord’s Work.

(c) Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that: (i) the general contractor for the construction of the Tenant Improvements shall be the Richmond Group, Inc. (“Construction Manager”), (ii) any subcontractors for the Tenant Improvements shall be selected by Landlord, subject to Tenant’s approval, which approval shall not be unreasonably withheld, conditioned or delayed, and (iii) Olson Lewis Dioli & Doktor Architects & Planners, Inc. shall be the architect (the “TI Architect”) for the Tenant Improvements.

2. Tenant Improvements.

(a) Tenant Improvements Defined. As used herein, “Tenant Improvements” shall mean all improvements to the Project of a fixed and permanent nature as shown on the TI Construction Drawings, as defined in Section 2(b) below and the written requirements for materials, equipment, systems, standards and workmanship for the Tenant Improvements (collectively, the “TI Specifications”). The Tenant Improvements are described on the attached Schedule B, which includes both plans and preliminary TI Specifications (collectively, “Preliminary TI Plans”). Landlord and Tenant have each approved the Preliminary TI Plans. Other than Landlord’s Work, Landlord shall not have any obligation whatsoever with respect to the finishing of the Premises for Tenant’s use and occupancy. Based on the Preliminary TI Plans, the Construction Manager has prepared a budget showing an estimated cost of the Tenant Improvements of $3,750,304.40 (the “TI Budget”).

(b) TI Construction Drawings and TI Specifications. Not later than 12 business days following the execution and delivery of the Lease, Landlord shall cause the TI Architect to prepare and deliver to Tenant for review and comment a set of plans and specifications for the Tenant Improvements in appropriate form for filing with Landlord’s application for the TI Permit (as hereinafter defined). Promptly after Tenant’s review and approval of such TI Permit plan set, Landlord shall cause the TI Architect to prepare and deliver to Tenant for review and comment the TI Specifications and

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construction plans, specifications and drawings for the Tenant Improvements (“TI Construction Drawings”). Tenant shall be solely responsible for ensuring that the TI Construction Drawings and the TI Specifications reflect Tenant’s requirements for the Tenant Improvements. Tenant shall deliver its written comments on the TI Construction Drawings and the TI Specifications to Landlord not later than 9 business days after Tenant’s receipt of the same. If Tenant disapproves any matter in the TI Construction Drawings or the TI Specifications that is consistent with the Preliminary TI Plans, and any change arising from such disapproval results in an increase in the TI Cost above that calculated based on the Preliminary TI Plans, Tenant shall pay such increase as an Excess TI Cost (as defined in Section 5(b) hereof). Landlord and the TI Architect shall consider all such comments in good faith and shall, within 3 business days after receipt, notify Tenant how Landlord proposes to respond to such comments, but Tenant’s review rights pursuant to the foregoing sentence shall not (a) delay the design or construction schedule, or (b) except pursuant to a Change Request, increase the cost of the Tenant Improvements to an amount greater than the TI Budget. Any disputes in connection with such comments shall be resolved in accordance with Section 2(c) hereof. Provided that the design reflected in the TI Construction Drawings and TI Specifications is consistent with the Preliminary TI Plans, Tenant shall approve the TI Construction Drawings and TI Specifications submitted by Landlord, unless Tenant submits a Change Request. Once approved by Tenant, subject to the provisions of Section 4 below, Landlord shall not materially modify the TI Construction Drawings or the TI Specifications except as may be reasonably required in connection with the issuance of the TI Permit (as defined in Section 3(b) below).

(c) Approval and Completion. Landlord and Tenant have each approved the Development Schedule attached hereto as Schedule A. Upon any dispute regarding the design of the Tenant Improvements, which is not settled within 10 business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Tenant Improvements, provided (i) Tenant acts reasonably and such final decision is either consistent with or a compromise between Landlord’s and Tenant’s positions with respect to such dispute, (ii) Tenant’s decision will not increase the cost of the Tenant Improvements to an amount greater than the TI Budget, except pursuant to a Change Request, so long as the design reflected in the TI Construction Drawings and TI Specifications is consistent with the Preliminary TI Plans, and (iii) Tenant’s decision will not affect the base Building, structural components of the Building, any Building systems or Landlord’s Base Building Work. Any changes to the TI Construction Drawings or TI Specifications following Landlord’s and Tenant’s approval of same requested by Tenant shall be processed as provided in Section 4 hereof.

3. Performance of Landlord’s Work.

(a) Definition of Landlord’s Work. As used herein, “Landlord’s Work” shall mean the work of constructing the Tenant Improvements and the completion of the items described on Schedule C and Schedule D hereto. The items described on Schedule C and Schedule D hereto are sometimes referred to herein as Landlord’s Base Building Work.

(b) Commencement and Permitting. Landlord shall commence construction of the Tenant Improvements upon obtaining a building permit (the “TI Permit”) authorizing the construction of the Tenant Improvements consistent with the TI Construction Drawings and TI Specifications approved by Tenant. The cost of obtaining the TI Permit shall be paid by Landlord as part of the cost of the Tenant Improvements. Tenant shall assist Landlord in obtaining the TI Permit. If any Governmental Authority having jurisdiction over the construction of Landlord’s Work or any portion thereof shall impose terms or conditions upon the construction thereof that: (i) are inconsistent with Landlord’s obligations hereunder, (ii) increase the cost of constructing Landlord’s Work, or (iii) will materially delay the construction of Landlord’s Work, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions.

(c) Completion of Landlord’s Work. On or before the Target Commencement Date (subject to Tenant Delays and Force Majeure), Landlord shall substantially complete or cause to be substantially completed Landlord’s Work in a good and workmanlike manner, in accordance with the TI Permit subject, in each case, to Minor Variations and normal “punch list” items of a non-material nature

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that do not interfere with the use of the Premises, and obtain either a certificate of occupancy for the Premises from the City of Watertown Building Department, or authorization from the City of Watertown Building Inspector for the occupancy of the Premises for the Permitted Use, with the certificate of occupancy to follow in due course (“Substantial Completion” or “Substantially Complete”). Upon Substantial Completion of Landlord’s Work, Landlord shall require the TI Architect and the general contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704. For purposes of this Work Letter, “Minor Variations” shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comply with any request by Tenant for modifications to the Tenant Improvements; (iii) to comport with good design, engineering, and construction practices that are not material; or (iv) to make reasonable adjustments for field deviations or conditions encountered during the construction of Landlord’s Work.

(d) Selection of Materials. Where more than one type of material or structure is indicated on the TI Construction Drawings and TI Specifications approved by Landlord and Tenant, Landlord shall select the option (to the extent available at the time of such selection) which is superior to the other options in the professional opinion and sole discretion of the TI Architect. As to all building materials and equipment that Landlord is obligated to supply under this Work Letter in connection with Landlord’s Base Building Work, Landlord shall select the manufacturer thereof in its sole and absolute subjective discretion.

(e) Delivery of the Premises. When Landlord’s Work is Substantially Complete, subject to the remaining terms and provisions of this Section 3(e). Tenant shall accept the Premises. Tenant’s acceptance of the Premises shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers), (ii) any non-compliance of Landlord’s Work with applicable Legal Requirements, or (iii) any claim that the Tenant Improvements were not completed substantially in accordance with the TI Construction Drawings and TI Specifications (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a “Construction Defect”). Tenant shall have one year after Substantial Completion within which to notify Landlord of any such Construction Defect discovered by Tenant, and Landlord shall remedy or cause the responsible contractor to remedy any such Construction Defect within 30 days thereafter (or such additional time as may be reasonably necessary to permit Landlord to remedy or cause the responsible contractor to remedy such Construction Defect); provided, however, that Landlord’s obligation to remedy or cause the responsible contractor to remedy such Construction Defect shall be Landlord’s sole obligation hereunder and Tenant hereby waives any claim against Landlord for any injuries to persons or damage to the Premises or any personal property of Tenant or any employee of Tenant located in the Premises arising from any such Construction Defect. Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer’s equipment warranties relating to the construction of the Tenant Improvements and any equipment installed in the Premises. Landlord shall obtain a one year construction warranty from the Construction Manager. If requested by Tenant, Landlord shall attempt to obtain extended warranties from manufacturers and suppliers of such equipment, provided, however, that, if the cost of such extended warranties shall cause the cost of the Tenant Improvements to exceed the TI Budget, Landlord shall promptly so notify Tenant and Landlord shall not be required to obtain such extended warranties unless Tenant pays such excess cost. Landlord shall promptly undertake and complete, or cause to be completed, all punch list items.

(f) Commencement Date Delay. Except as otherwise provided in the Lease, Delivery of the Tenant Improvements shall occur when Landlord’s Work has been Substantially Completed, except to the extent that completion of Landlord’s Work shall have been actually delayed by any one or more of the following causes (“Tenant Delay”):

(i) Tenant’s Representative was not available to give or receive any Communication or to take any other action required to be taken by Tenant hereunder;

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(ii) Tenant’s request for Change Requests (as defined in Section 4(a) below) whether or not any such Change Requests are actually performed;

(iii) Construction of any Change Requests;

(iv) Tenant’s request for materials, finishes or installations requiring unusually long lead times;

(v) Tenant’s delay in reviewing, revising or approving plans and specifications beyond the periods set forth herein;

(vi) Tenant’s delay in providing information critical to the normal progression of the Project. Tenant shall provide such information as soon as reasonably possible, but in no event longer than one week after receipt of any request for such information from Landlord;

(vii) Tenant’s delay in making payments to Landlord for Excess TI Costs (as defined in Section 5(b) below); or

(viii) Any other act or omission by Tenant or any Tenant Party (as defined in the Lease), or persons employed by any of such persons.

If Delivery is delayed for any of the foregoing reasons, then Landlord shall cause the TI Architect to certify the date on which Landlord’s Work would have been completed but for such Tenant Delay and such certified date shall be the date of Delivery.

(g) Insurance. Landlord shall purchase and maintain or shall require the Construction Manager to purchase and maintain throughout the duration of Landlord’s Work a builders’ risk and property insurance policy, which shall insure against physical loss or damage to all property incorporated or to be incorporated into the Landlord’s Work, and shall cover reasonable compensation for the Construction Manager’s services and expenses required as a result of such insured loss. Landlord, or Construction Manager, as the case may be, shall pay all costs, including deductibles, as well as any self-insured aspects of such policy. Such insurance shall be in an amount equal to the value of the Landlord’s Work, on a replacement-cost basis. Landlord agrees (and will include a similar requirement in its agreement with Construction Manager, if applicable) to cause its insurer for said policy to waive all of its rights, if any, of subrogation against Tenant.

Landlord shall purchase and maintain or shall require the Construction Manager to purchase and maintain throughout the duration of Landlord’s Work primary general liability insurance written in a form providing coverage not less than a Commercial General Liability insurance policy with total limits of not less than $2,000,000 each occurrence

Landlord shall require the Construction Manager to provide, and require all subcontractors to provide, Workers’ Compensation Insurance in Statutory Limits of the applicable Worker’s Compensation law.

(h) Casualty During Course of Landlord’s Work. If, at any time prior to Substantial Completion, any Tenant Improvements completed to date are damaged or destroyed by a fire or other insured casualty, Landlord shall notify Tenant within 30 days after discovery of such damage as to the amount of time, if any, that Landlord reasonably estimates that the Target Commencement Date will be extended as a result of such casualty. If Landlord estimates that the Target Commencement Date will be extended by more than 4 months as a result of such casualty, either Landlord or Tenant may, by written notice to the other within 10 days after the date of such estimate, elect to terminate the Lease, effective immediately. If neither Landlord nor Tenant elects to terminate as aforesaid (or if the estimated extension of the Target Commencement Date shall be for less than 4 months), the Target Commencement Date shall be deemed for all purposes under the Lease to be the date estimated by Landlord in such notice, and all other terms and conditions of the Lease shall remain in full force and effect. Notwithstanding the foregoing, if any such casualty shall occur prior to the Target Commencement Date, but after Tenant has (i) commenced occupying some or all of the Premises, or (ii) placed any

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chemicals or other hazardous materials in the Premises in anticipation of occupying the same, this provision shall be of no effect and the provisions of Section 17 of the Lease shall govern.

4. Changes. Any changes requested by Tenant to the Tenant Improvements after the delivery and approval by Landlord of the TI Construction Drawings and TI Specifications shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord and the TI Architect, such approval not to be unreasonably withheld, conditioned or delayed.

(a) Tenant’s Request For Changes. If Tenant shall request changes to the Tenant Improvements (“Changes”), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant’s Representative. Landlord shall, before proceeding with any Change, use commercially reasonable efforts to respond to Tenant as soon as is reasonably possible with an estimate of: (i) the time it will take, and (ii) the architectural and engineering fees and costs that will be incurred, to analyze such Change Request (which costs shall be paid from the Excess TI Fund [as defined in Section 5(b) hereof] to the extent actually incurred, whether or not such change is implemented), and (iii) the cost or savings that will be incurred to construct such Change (which costs shall be paid from or credited to the Excess TI Fund). Landlord shall thereafter submit to Tenant in writing, within 5 business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost or savings involved, including, without limitation, architectural and engineering costs and the period of time, if any, that the Change will extend the date on which Landlord’s Work will be Substantially Complete. Any such delay in the completion of Landlord’s Work caused by a Change, including any suspension of Landlord’s Work while any such Change is being evaluated and/or designed, shall be a Tenant Delay.

(b) Implementation of Changes. If Tenant approves in writing the cost or savings and the estimated extension in the time for completion of Landlord’s Work, if any, Landlord shall cause the approved Change to be instituted. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by such proposed Change, the TI Architect’s determination of the amount of Tenant Delay in connection with such Change shall be final and binding on Landlord and Tenant.

(c) Landlord-caused Changes. Any material change to the Tenant Improvements which (i) was not requested by Tenant, (ii) does not arise as a result of any prior Change or Change Request by Tenant, and (iii) does not arise as a result of Force Majeure, shall be deemed a “Landlord- caused Change”. Landlord cannot institute or approve a Landlord-caused Change without Tenant’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant shall be deemed to have approved any Landlord-caused Change if Tenant fails to deliver any objections, in writing, to Landlord within 3 business days after Tenant’s receipt from Landlord of a reasonably detailed description of such proposed Landlord-caused Change. If a Landlord-caused Change has been approved by the Tenant, it shall be instituted in accordance with the provisions of this Section 4 and, to the extent the same shall materially, adversely affect Tenant’s access to the Premises, the location or availability of utility lines within the Premises, or the physical layout of the Tenant Improvements, shall be subject to the written approval of the TI Architect. Any delay in the completion of Landlord’s Work caused by a Landlord-caused Change, including any suspension of Landlord’s Work while any such Landlord-caused Change is being evaluated and/or designed, shall be a “Landlord Delay”. Landlord shall be responsible for any increase in cost due to a Landlord-caused Change.

5. Costs.

(a) TI Costs. “TI Costs” shall include all costs incurred in connection with the design and construction of the Tenant Improvements, including, without limitation, (i) the cost of preparing the Preliminary TI Plans, the TI Construction Drawings and TI Specifications and any additional required plans or drawings, and (ii) all construction costs and equipment and installation costs. Landlord shall pay for the TI Costs, subject to the provisions of Section 5(b) hereof.

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(b) Excess TI Costs. “Excess TI Costs” shall include (a) all costs incurred in connection with the design and construction of Changes, net of any savings achieved on account of any Change(s); provided, however, that Landlord-caused Changes shall not be included in Excess TI Costs but shall be paid by Landlord as set forth in Section 4(b), and (b) Landlord’s out-of-pocket expenses resulting from Tenant Delays. Prior to the Commencement Date, Tenant shall pay to Landlord an amount adequate to cover 100% of the Excess TI Costs (such amount, the “Excess TI Fund”). If Tenant fails to deposit, or is late in depositing, the Excess TI Fund with Landlord, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge), and for purposes of any litigation instituted with regard to such amounts the same will be considered Rent.

(c) Disbursements and Base Rent Adjustment. Landlord shall pay the TI Costs incurred during the design and construction of the Tenant Improvements and, to the extent Tenant has funded the Excess TI Costs as provided in Section 5(b) hereof, Landlord shall pay the cost of Changes. Notwithstanding anything to the contrary set forth in this Section 5(c), Tenant shall be fully and solely liable for the Excess TI Costs. Landlord shall provide for at least 5% retainage to be held from the Construction Manager and the construction subcontractors until the time of final completion (i.e., the completion of punchlist items), and shall obtain final lien waivers from the Construction Manager and the construction subcontractors upon issuance of final payments thereto. If upon completion of the Tenant Improvements and any Changes and the payment of all sums due in connection therewith there remain any undisbursed funds in the Excess TI Fund, Landlord shall return to Tenant such undisbursed Excess TI Fund solely to the extent of any Excess TI Costs deposit Tenant has actually made with Landlord. Tenant shall be entitled to review, at Landlord’s office, all records maintained by or under the control of Landlord regarding the determination of TI Costs and Excess TI Costs. Within 60 days after delivery of the Premises to Tenant, Landlord shall furnish to Tenant an itemized Statement of TI Costs, showing in reasonable detail the total actual cost of the Tenant Improvements including all approved Changes. If the TI Budget is greater than the TI Costs, the Landlord shall within 30 days after delivery of such Statement of TI Costs pass on such cost savings to the Tenant by adjusting (retroactive to the Commencement Date) the Base Rent of the Lease as follows: for each $1.00 per rentable square foot that the TI Budget is greater than the TI Costs, the Base Rent in the Lease shall be reduced $.10 per rentable square foot per year during the Base Term. For example, if the TI Budget is $6.00 per rentable square foot greater than the TI Costs, Base Rent shall be reduced by $.60 per rentable square foot per year during each year of the Base Term. If such Base Rent adjustment is required, the parties shall execute a Lease amendment memorializing such adjustment and setting forth a revised Expansion TI Allowance equal to the actual TI Costs per rentable square foot of the Premises.

6. Tenant Access.

(a) Tenant’s Access Rights. Landlord hereby agrees to permit Tenant access, at Tenant’s sole risk and expense, to the portions of the Premises in which Landlord’s Work is being constructed prior to completion of Landlord’s Work to perform any work (“Tenant’s Work”) required by Tenant other than Landlord’s Work, provided that such Tenant’s Work is coordinated with the TI Architect and the general contractor, and complies with the Lease and all other reasonable restrictions and conditions Landlord may impose, and (ii) prior to the completion of Landlord’s Work, to inspect and observe work in process; all such access shall be during normal business hours or at such other times as are reasonably designated by Landlord. Notwithstanding the foregoing, Tenant shall have no right to enter onto the Premises or the Project unless and until Tenant shall deliver to Landlord evidence reasonably satisfactory to Landlord demonstrating that any insurance reasonably required by Landlord in connection with such pre-commencement access (including, but not limited to, any insurance that Landlord may require pursuant to the Lease) is in full force and effect. Any entry by Tenant shall comply with all established safety practices of Landlord’s contractor and Landlord until completion of Landlord’s Work and acceptance thereof by Tenant.

(b) No Interference. Neither Tenant nor any Tenant Party (as defined in the Lease) shall interfere with the performance of Landlord’s Work, nor with any inspections or issuance of final approvals by applicable Governmental Authorities, and upon any such interference, Landlord shall have

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CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

480 Arsenal Street/WMR Biomedical, Inc. - Page 7

the right to exclude Tenant and any Tenant Party from the portion of the Premises in which the Tenant Improvements are being constructed until Substantial Completion of Landlord’s Work.

(c) No Acceptance of Premises. The fact that Tenant has entered into the Premises prior to the date Landlord’s Work is Substantially Complete for the purpose of performing Tenant’s Work therein shall not be deemed an acceptance by Tenant of possession of the Premises, but in such event Tenant shall defend with counsel reasonably acceptable by Landlord, indemnify and hold Landlord harmless from and against any loss of or damage to Tenant’s property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the act or omission of Tenant or any Tenant Party.

7. Miscellaneous.

(a) Consents. Whenever consent or approval of either party is required under this Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, unless expressly set forth herein to the contrary.

(b) Modification. No modification, waiver or amendment of this Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

(c) Counterparts. This Work Letter may be executed in any number of counterparts but all counterparts taken together shall constitute a single document.

(d) Governing Law. This Work Letter shall be governed by, construed and enforced in accordance with the internal laws of the state in which the Premises are located, without regard to choice of law principles of such State.

(e) Time of the Essence. Time is of the essence of this Work Letter and of each and all provisions thereof.

(f) Default. Notwithstanding anything set forth herein or in the Lease to the contrary, Landlord shall not have any obligation to perform any work hereunder or to fund any portion of the TI Costs during any period Tenant is in Default under the Lease.

(g) Severability. If any term or provision of this Work Letter is declared invalid or unenforceable, the remainder of this Work Letter shall not be affected by such determination and shall continue to be valid and enforceable.

(h) Merger. All understandings and agreements, oral or written, heretofore made between the parties hereto and relating to Landlord’s Work and Tenant’s Work are merged in this Work Letter, which alone (but inclusive of provisions of the Lease incorporated herein and the final approved TI Constructions Drawings and TI Specifications prepared pursuant hereto) fully and completely expresses the agreement between Landlord and Tenant with regard to the matters set forth in this Work Letter.

(i) Entire Agreement. This Work Letter is made as a part of and pursuant to the Lease and, together with the Lease, constitutes the entire agreement of the parties with respect to the subject matter hereof. This Work Letter is subject to all of the terms and limitation set forth in the Lease, and neither party shall have any rights or remedies under this Work Letter separate and apart from their respective remedies pursuant to the Lease.

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

480 Arsenal Street/WMR Biomedical, Inc. - Page 8

SCHEDULE A TO WORK LETTER

Development Schedule

See attached

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Alexandria Real Estate

The Richmond Group
Thu 7/12/07

July August September October November December January Febru
6/17 6/24 7/1 7/8 7/15 7/22 7/29 8/5 8/12 8/19 8/26 9/2 9/9 9/16 9/23 9/30 10/7 10/14 10/21 10/28 11/4 11/11 11/18 11/25 12/2 12/9 12/16 12/23 12/30 1/6 1/13 1/20 1/27 2/3
/25 Fixed Floor Plan
6/25 WMR Review & Approval
6/27 Building Code Review
6/27 MEP Basis of Design
6/27 Architectural Documents
6/27 MEP FP Engineering Documents
8/7 A/E Documents 80% Complete
8/8 Construction Cost Estimate
8/8 Building Permit Application
8/8 WMR - 80% Document Review & Comment
8/8 ARE - 80% Document Review & Comment
8/28 Guaranteed Maximum Price
8/21 Architectural Documents
8/21 MEP FP Engineering Documents
9/10 A/E Documents 100% Complete
8/29 WMR - GMP Review & Approval
9/4 ARE - Authorization to Proceed
8/14 Watertown Building Permit Review
9/10 Obtain Building Permit
9/11 Construct
1/28 Relo
2/1 Oc

Project: \\rg-01\monster\Public Folder Date: Thu 7/12/07	Task	Progress	Summary	External Tasks	Deadline		
	Split	Milestone	Project Summary	External Milestone			

Page 1

Alexandria Real Estate WMR BioMedical The Richmond Group Thu 7/12/07
480 Arsenal St, Watertown, MA
Preliminary Project
Schedule
July August September October November December January February
6/17 6/24 7/1 7/8 7/15 7/22 7/29 8/5 8/12 8/19 8/26 9/2 9/9 9/16 9/23 9/30 10/7 10/1410/21 10/28 11/4 11/11 11/1811/25 12/2 12/9 12/1612/2312/30 1/6 1/13 1/20 1/27 2/3
ID o Task Name Duration Start Finish
1 Final Programming 15 days Mon 3/5/07 Fri 3/23/07
2 Space Program 3 days Mon 3/5/07 Wed 3/7/07
“3 Equipment Utility Matrix 3 days Mon 3/5/07 Wed 3/7/07
4 Hazardous Materials List 15 days Mon 3/5/07 Fri 3/23/07
5 Pre Construction 133 days Thu 3/8/07 Mon 9/10/07
6 Schematic Floor Plan 10 days Thu 3/8/07 Wed 3/21/07
7 m Fixed Floor Plan 0 days Mon 6/25/07 Mon 6/25/07
8 WMR Review & Approval 2 days Mon 6/25/07 Tue 6/26/07
9 Building Code Review 10 days Wed 6/27/07 Tue 7/10/07
10 MEP Basis of Design 15 days Wed 6/27/07 Tue 7/17/07
11 Architectural Documents 30 days Wed 6/27/07 Tue 8/7/07
12 MEP FP Engineering Documents 30 days Wed 6/27/07 Tue 8/7/07
13 A/E Documents 80% Complete 0 days Tue 8/7/07 Tue 8/7/07
14 Construction Cost Estimate 15 days Wed 8/8/07 Tue 8/28/07
15 Building Permit Application 4 days Wed 8/8/07 Mon 8/13/07
16 WMR - 80% Document Review & Comment 9 days Wed 8/8/07 Mon 8/20/07
17 ARE - 80% Document Review & Comment 9 days Wed 8/8/07 Mon 8/20/07
18 Guaranteed Maximum Price 0 days Tue 8/28/07 Tue 8/28/07
19 Architectural Documents 15 days Tue 8/21/07 Mon 9/10/07
20 MEP FP Engineering Documents 15 days Tue 8/21/07 Mon 9/10/07
21 A/E Documents 100% Complete 0 days Mon 9/10/07 Mon 9/10/07
22 WMR - GMP Review & Approval 4 days Wed 8/29/07 Mon 9/3/07
23 ARE - Authorization to Proceed 5 days Tue 9/4/07 Mon 9/10/07
24 Construction 125 days Tue 8/14/07 Fri 2/1/08
25 Watertown Building Permit Review 20 days Tue 8/14/07 Mon 9/10/07
26 Obtain Building Permit 0 days Mon 9/10/07 Mon 9/10/07
27 Construction - 4 1/2 Months 100 days Tue 9/11/07 Sat 1/26/08
28 Relocation 5 days Mon 1/28/08 Fri 2/1/08
29 Occupancy 0 days Fri 2/1/08 Fri 2/1/08
Project: \\trg-01\monster\Public Folder Date: Thu 7/12/07
Task
Split
Progress
Milestone
External Tasks External Milestone

480 Arsenal Street/WMR Biomedical, Inc. - Page 9

SCHEDULE B TO WORK LETTER

Tenant Improvements

See attached

B-1. Budget Estimate

B-2. Proposed First Floor Plan A2.1

B-3. Proposed Second Floor Plan A2.2

B-4. Basis of Design

B-5. Finish Schedule

B-6. Equipment Utility Matrix.

© All rights reserved – Alexandria Real Estate Equities 2001

CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

Schedule B-1

Budget Estimate

WMR BIOLOGICS 480 ARSENAL STREET WATERTOWN, MASSACHUSETTS BUDGET ESTIMATE	REV 7.23.07	REV REV REV Estimate Date AREA	=	7/18/2007 7/12/2007 7/10/07 7/6/2007 27,311 RSF

DIVISION / DESCRIPTION	QTY	UNIT $	LINE SUM	DIV. SUM
EXCAVATION WORK & CUTTING SLABS
CORING FLOOR SLABS	1 LS	3,000	3,000
CUT IN NEW FLOOR OPENING	1 LS	2,200	2,200
TRENCHING	110 LF	22	2,420
				$7,620

CONCRETE
CONCRETE PIT FOR LIFT STATION	1 LS	7,500	7,500
MECHANICAL ROOM HOUSEKEEPING PADS	3 EA	1,200	3,600
				$11,100

STRUCTURAL METALS & MISC. IRON
ANGLE OPENINGS AT EXHAUST FANS THRU ROOF	5 EA	600	3,000
OPENING FRAMING FOR FRESH AIR FROM 1ST FLR TO 2ND FLR OFFICI	1 LS	1,500	1,500
LIFT STATION PIT ANGLES & GRATE	1 LS	1,750	1,750
MISCELLANEOUS IRON	1 LS	7,500	7,500
				$13,750

CARPENTRY / MILLWORK
SECOND FLOOR OFFICE AND LABS
COPY AND PRINTER P-LAM COUNTERS	18 LF	100	1,800
RECEPTIONIST COUNTER & ATTACHED CASEWORK	1 ALW	7,500	7,500
UNDERCOUNTER CABINETS	18 LF	225	4,050
COFFEE COUNTER & UPPER & LOWER CABINETRY	9 LF	475	4,275
P-LAM SHELVING (MISC 2 ROWS ON STANDARDS)	18 LF	45	810
P-LAM SILL AT WINDOWS	230 LF	20	4,600
STORAGE SHELVING			NONE
CONFERENCE ROOM BOOK SHELVING	1 ALW	3,000	3,000
FIRST FLOOR LABS, NMR, MACH. SHOP, GLASSWASH & SHIP/RECEIVE
COPY CENTER AND PRINTER P-LAM COUNTERS	11 LF	100	1,100
P-LAM SHELVING (MISC 2 ROWS ON STANDARDS)	11 LF	45	495
CARPENTRY LABOR & INSTALLATIONS	35 MD	640	22,400
CARPENTRY / MILLWORK MATERIALS	1 LS	5,000	5,000
				$55,030

1

WMR BIOLOGICS 480 ARSENAL STREET WATERTOWN, MASSACHUSETTS BUDGET ESTIMATE	REV 7.23.07	REV REV REV Estimate Date AREA	=	7/18/2007 7/12/2007 7/10/07 7/6/2007 27,311 RSF

DIVISION / DESCRIPTION	QTY	UNIT $	LINE SUM	DIV. SUM
THERMAL & MOISTURE PROTECTION
FURNISH AND INSTALL PLATFORM CURBS FOR EXHAUST FANS	5 EA	750	3,750
FLASH EXHAUST FAN DUCT PENETRATION	5 EA	500	2,500
CUT IN NEW OPENING FOR AIR HANDLING UNIT INTAKE AIR	1 EA	1,500	1,500
FLASHING FOR INTAKE AIR VENT	1 LS	850	850
PITCH POCKETS FOR ELECTRICAL	10 EA	250	2,500
FLASHING FOR PLUMBING VENTS THRU ROOF	6 EA	250	1,500
CUT IN NEW OPENINGS FOR FANS	5 EA	750	3,750
CUT IN NEW DOOR OPENING @ FIRST FLOOR MECH ROOM	1 LS	1,850	1,850
WATERPROOF EJECTOR PIT	1 LS	1,200	1,200
SEALANTS & CAULKING	1 LS	2,500	2,500
				$21,900

DOORS, FRAMES & HARDWARE
SECOND FLOOR LABS AND OFFICE
SINGLE MAPLE DOORS W/ FRAME	29 EA	525	15,225
PAIR MAPLE DOORS (3’-0”+1’-0” x 7’-0”) W/ FRAME	7 PR	925	6,475
WOOD DOOR W/ FULL GL LITE & SIDELIGHT @ ENTR. W/ FRAME	1 EA	1,950	1,950
PR 3’-0” x 7’-0” MAPLE DOORS W/ FRAMES	1 PR	975	975
3’-0” x 7’-0” MAPLE DOOR W/ FULL GLASS LITE	1 EA	1,225	1,225
DOOR BORROWED LITE FRAMING	20 EA	135	2,700
DOUBLE DOOR HARDWARE	8 EA	525	4,200
SINGLE DOOR HARDWARE	31 EA	385	11,935
CLOSERS	14 EA	135	1,890
INSTALL SGL DOOR, FRAME, & HARDWARE	31 EA	250	7,750
INSTALL PRD DOOR, FRAME, & HARDWARE	8 PR	340	2,720
REMOVE & RELOCATE EXISTING DOUBLE DOOR	1 EA	450	450
DOOR BLOCKING	40 EA	75	3,000
FIRST FLOOR LABS, NMR, MACH. SHOP, GLASSWASH & SHIP/RECEIVE
PR SEAMLESS DOUBLE SWING METAL DOORS W/ FRAME	1 PR	1,150	1,150
PAIR 3’-0” x 7’-0” EXTERIOR METAL DOORS W/ FRAME	1 PR	1,250	1,250
PR 3’-0” & 1’-0” x 7’-0” RATED METAL DOORS W/ FRAME	3 PR	1,080	3,240
PR 3’-0” x 7’-0” MAPLE DOORS W/ FRAME	3 PR	975	2,925
3’-0” x 7’-0” MAPLE DOORS W/ FRAME	4 EA	525	2,100
PR 3’-0” & 1’-0” x 7’-0” MAPLE DOORS W/ FRAME	6 PR	950	5,700
DOUBLE DOOR HARDWARE	14 EA	525	7,350
SINGLE DOOR HARDWARE	4 EA	385	1,540
CLOSERS	12 EA	135	1,620
INSTALL SGL DOOR, FRAME, & HARDWARE	4 EA	250	1,000
INSTALL PRD DOOR, FRAME, & HARDWARE	14 PR	340	4,760
ACCESS PANELS	2 EA	225	450
MISC. DOOR HARDWARE, SS KICKS, ETC	1 LS	3,400	3,400
DOOR BLOCKING	18 EA	75	1,350
				$98,330

2

WMR BIOLOGICS 480 ARSENAL STREET WATERTOWN, MASSACHUSETTS BUDGET ESTIMATE	REV 7.23.07	REV REV REV Estimate Date AREA	=	7/18/2007 7/12/2007 7/10/07 7/6/2007 27,311 RSF

DIVISION / DESCRIPTION	QTY	UNIT $	LINE SUM	DIV. SUM
GLASS AND GLAZING
REMOVE AND REPL 2ND FLR WINDOW FOR MAT. ACCESS	1 EA	1,000	1,000
GLAZING SIDELIGHT FRAMES	14 SF	23	322
4’ x 4’ GLAZED LAB WINDOWS IN PRESSED METAL FRAMES	14 EA	700	9,800
BUTT GLAZED WINDOWS TO 7’-0” HIGH	525 SF	35	18,375
SAND BLASTED BUTT GLAZING GLASS	126 SF	44	5,544
GLAZING BORROWED LITES	38 EA	125	4,750
				$39,791

GYPSUM WALLBOARD
SECOND FLOOR LABS AND OFFICE
F / H WALLS, 3 5/8 STUD W/ 5/8 EA SIDE TO DECK	9,618 SF	8.25	79,349
10’-0” HIGH WALLS W/ 3 5/8 STUD & 5/8” GYP BD EA SIDE - LABS	5,700 SF	7.75	44,175
DRYWALL @ PERIMETER WALL	6,192 SF	2.25	13,932
SOUND INSULATION	13,500 SF	0.55	7,425
BOX OUT COLUMNS @ 1ST & 2ND FLOOR	36 EA	400	14,400
SET DOOR FRAMES	39 EA	75	2,925
FIRST FLOOR LABS, NMR, MACH. SHOP, GLASSWASH & SHIP/RECEIVE
F / H WALLS, 3 5/8 STUD W/ 5/8 EA SIDE TO DECK	8,778 SF	8.25	72,419
10’-0” HIGH WALLS W/ 3 5/8 STUD & 5/8” GYP BD EA SIDE	970 SF	7.75	7,518
2” MET STUD & DRYWALL ONE SIDE @ INT. MASONRY WALL	400 SF	5.00	2,000
DRYWALL @ PERIMETER WALL	400 SF	2.25	900
PREMIUM FOR 2 HR RATING @ CHEM/SOLVENT STORAGE WALLS	1,160 SF	3.00	3,480
DRYWALL CEILING W/ SUSPENSION GRID (2 HR RATING)	338 SF	9.75	3,296
SOUND INSULATION	9,700 SF	0.55	5,335
SET DOOR FRAMES	18 EA	75	1,350
WOOD & METAL WALL BLOCKING	1 LS	4,800	4,800
OPEN EXISTING VERTICAL SHAFTS AND REPATCH	1 LS	2,500	2,500
ADD TWO CLOSETS AND COAT NICHES	1 LS	5,000	5,000
				$270,802

SUSPENDED CEILINGS
SECOND FLOOR LABS AND OFFICE
2 x 4 SECOND LOOK TILE W/ STANDARD GRID @ OFFICE & SUPPORT	8,108 SF	2.90	23,513
2 x 4 MYLAR HUMI GUARD PLUS W/ STANDARD GRID @ LABS	6,034 SF	3.85	23,231
FIRST FLOOR LABS, NMR, MACH. SHOP, GLASSWASH & SHIP/RECEIVE
2 x 4 MYLAR HUMI GUARD PLUS W/ ALUM GRID @ GLASSWASH	304 SF	7.00	2,128
2 x 4 MYLAR HUMI GUARD PLUS W/ STANDARD GRID @ MICROSCOPY	432 SF	3.85	1,663
2 x 4 SECOND LOOK TILE W/ STANDARD GRID	5,226 SF	2.90	15,155
				$65,691

3

WMR BIOLOGICS 480 ARSENAL STREET WATERTOWN, MASSACHUSETTS BUDGET ESTIMATE	REV 7.23.07	REV REV REV Estimate Date AREA	=	7/18/2007 7/12/2007 7/10/07 7/6/2007 27,311 RSF

DIVISION / DESCRIPTION	QTY	UNIT $	LINE SUM	DIV. SUM
FLOOR COVERING & BASE
SECOND FLOOR LABS AND OFFICE
CARPET - ALW $30 / SY W/ INST)	790 SY	30.00	23,700
VCT	7,154 SF	2.70	19,316
RESILIENT WALL BASE	3,395 LF	2.20	7,469
SHEET VINYL FLOORING W/ FLASHED BASE	640 SF	9.50	6,080
FIRST FLOOR LABS, NMR, MACH. SHOP, GLASSWASH & SHIP/RECEIVE VCT	4,626 SF	2.70	12,490
RESILIENT WALL BASE	1,621 LF	2.20	3,566
CARPET - ALW $30 / SY W/ INST)	130 SY	30.00	3,900
TROWELED EPOXY FLOOR W/ FLASHED BASE	642 SF	9.75	6,260
FLOOR PREP SILPRO / MASCO	75 UNITS	89.00	6,675
FLOOR PREP (ARDEX - FEATHER FINISH)	50 BAGS	78	3,900
				$93,356

PAINTING
EPOXY PAINT WALLS (PREMIUM)	7,300 SF	0.40	2,920
EPOXY PAINT CEILINGS	842 SF	1.15	968
PAINT DRYWALL PARTITIONS	39,900 SF	0.75	29,925
PAINT COL ENCLOSURES	39 EA	100	3,900
FINISH SGL DOORS & PAINT FRAME	74 EA	85	6,290
ADDED PAINTING FOR 1ST FLOOR EXPANSION & ADDED LAB	1 LS	4,000	4,000
MISC PAINTING, EXPOSED, PIPING, CONDUIT, OTHER SPACES, ETC.	1 LS	900	900
				$48,903

SPECIALTIES
WINDOW BLINDS @ 2ND FLOOR	1,442 SF	4.50	6,489
WORKSTATIONS (CARRELS) & CUBICLES W/ COUNTERS & SHELVES			BY WMR
CEILING MOUNTED PROJECTOR & PROJECTOR SUPPORT	1 ALW	—	07.10.07
WHITEBOARDS			BY WMR
8’-0” ELEC OPERATED PROJECTOR SCREEN - CEILING RECESSED	2 EA	1,500	3,000
DOUBLE HEIGHT LOCKERS			NONE
FRP PANEL AT GLASSWASH SINK	1 LS	400	400
INSTALL SPECIALTIES AND ACCESSORIES	1 LS	1,000	1,000
FIRE EXTINGUISHERS W/ CABINETS INSTALLED	13 EA	240	3,120
				$14,009

4

WMR BIOLOGICS 480 ARSENAL STREET WATERTOWN, MASSACHUSETTS BUDGET ESTIMATE	REV 7.23.07	REV REV REV Estimate Date AREA	=	7/18/2007 7/12/2007 7/10/07 7/6/2007 27,311 RSF

DIVISION / DESCRIPTION	QTY	UNIT $	LINE SUM	DIV. SUM
EQUIPMENT
5 HP DUPLEX AIR COMPRESSOR SKID	1 EA		W/ PLB’G
5 HP DUPLEX PROCESS VACUUM SKID	1 EA		W/ PLB’G
SINGLE SCULLERY SINKS	1 EA		W/ PLB’G
PH - SINGLE STAGE NEUTRALIZATION SKID	1 EA		W/ PLB’G
LAB WASTE PUMP TRANSFER STATION	1 EA		W/ PLB’G
INCUBATORS & LAB REFRIGERATORS & FREEZERS			BY WMR
BIOSAFETY CABINETS & WORK TABLES & DRUG SAFE			BY WMR
MACHINE SHOP EQUIPMENT			BY WMR
AUTOCLAVES AND STEAM GENERATOR			BY WMR
GLASSWASHER (LANCER 1400)			BY WMR
ICE MAKER (SCOTSMAN AFE-325)			BY WMR
OWNERS LAB EQUIPMENT RIGGING	1 ALW	7,500	7,500
REFRIGERATOR	1 EA	1,400	1,400
COFFEE MAKER W/ HOT WATER DISPENSER	1 EA	200	200
MICROWAVE	1 EA	550	550
				$9,650

LAB CASEWORK AND CHEMICAL FUME HOODS
SECOND FLOOR LABORATORIES
4’ (PCR) FUME HOOD - PREPIP’D & PREWIR’D			NONE
6’ CHEMICAL FUME HDS - PREPIP’D & PREWIR’D	18 EA	6,400	115,200
8’ CHEMICAL FUME HDS - PREPIP’D & PREWIR’D	8 EA	8,200	65,600
8’ WALKIN HOODS	2 EA	9,000	18,000
INSTALL CHEMICAL FUME HOODS	28 EA	850	23,800
72” EPOXY BENCHTOPS	86 LF	140	12,040
60” EPOXY BENCHTOPS	51 LF	125	6,375
30” EPOXY BENCHTOPS	198 LF	95	18,810
METAL BASE CABINETS (50%)	256 LF	185	47,360
KNEE SPACES (30%)	154 LF	45	6,930
DRAWER UNITS (20%)	103 LF	230	23,690
UPPER CABINETS	34 LF	185	6,290
REAGENT SHELVES	82 LF	120	9,840
WALL SHELVING (2 SHELVES HIGH)	50 LF	45	2,250
UTILITY CHASES	6 EA	425	2,550
EPOXY SINKS	15 EA	400	6,000
DOWEL BOARDS, ETC	15 EA	400	6,000
CASEWORK CONTINUED ON NEXT PAGE

5

WMR BIOLOGICS 480 ARSENAL STREET WATERTOWN, MASSACHUSETTS BUDGET ESTIMATE	REV 7.23.07	REV REV REV Estimate Date AREA	=	7/18/2007 7/12/2007 7/10/07 7/6/2007 27,311 RSF

DIVISION / DESCRIPTION	QTY	UNIT $	LINE SUM	DIV. SUM
CASEWORK CONTINUED
FIRST FLOOR LABS
6’ CHEMICAL FUME HOODS	3 EA	6,400	19,200
INSTALL CHEMICAL FUME HOODS	3 EA	850	2,550
60” EPOXY BENCHTOPS	12 LF	125	1,500
30” EPOXY BENCHTOPS	30 LF	95	2,850
REAGENT SHELVES	10 LF	120	1,200
METAL BASE CABINETS (50%)	28 LF	185	5,180
KNEE SPACES (30%)	16 LF	45	720
DRAWER UNITS (20%)	11 LF	230	2,530
UPPER CABINETS	7 LF	175	1,225
INSTALL FIRST AND SECOND FLOOR CASEWORK	1 LS	52,500	52,500
SNORKELS (3)	1 LS	5,040	5,040
ACCESSORIES	1 LS	5,500	5,500
				$470,730

PLUMBING
LARGE EQUIPMENT COST
DI SKID	1 EA	37,000	INCL
VACUUM PUMP	1 EA	16,500	INCL
AIR COMPRESSOR SKID “SIMPLEX 5HP”	1 EA	13,500	INCL
PH SINGLE-STAGE SYSTEM	1 EA	22,000	INCL
PUMP N TRANSFER STATION	1 EA	8,500	INCL
NONPOTABLE HOT WATER HEATER	2 EA	6,983	INCL
RECIRC PUMPS	2 EA	322	INCL
AQUASTAT CONTROLLERS	2 EA	71	INCL
EXPANSION TANK	1 EA	1,236	INCL
TV-2 MIXING VALVE	1 EA	1,300	INCL
TV-3 MIXING VALVE	1 EA	1,300	INCL
TV-4 MIXING VALVE	1 EA	69	INCL
N2, CO2 & ARGON MANIFOLDS	3 EA	3,200	INCL
BFP: NPW, RODI, ETC	1 Is	1,400	INCL
FIXTURES & CONNECTS
KITCHEN SINK	1 EA		INCL
DISPOSAL	1 EA		INCL
DISHWASHER CONNECTION	1 EA		INCL
COFFEE MACHINE CONNECTION	1 EA		INCL
ICE MAKER & REFRIG CONNECT	1 EA		INCL
ELEC POU HW HEATER	1 EA		INCL
LAB SINKS TRIM ONLY	19 EA		INCL
DI WATER FAUCETS	20 EA		INCL
EYEWASH - DECK MOUNTED	18 EA		INCL
EMERGENCY SHOWER	8 EA		INCL
EMERG SHOWER / EYEWASH COMBO	1 EA		INCL
PLUMBING CONTINUED ON NEXT PAGE

6

WMR BIOLOGICS 480 ARSENAL STREET WATERTOWN, MASSACHUSETTS BUDGET ESTIMATE	REV 7.23.07	REV REV REV Estimate Date AREA	=	7/18/2007 7/12/2007 7/10/07 7/6/2007 27,311 RSF

DIVISION / DESCRIPTION	QTY	UNIT $	LINE SUM	DIV. SUM
PLUMBING CONTINUED
CO2 INCUBATOR CONNECTS	5 EA		INCL
GLASSWASH UNIT CONNECT	1 EA		INCL
AUTOCLAVE UNIT CONNECT	1 EA		INCL
ICE MACHINE CONNECT	1 EA		INCL
MILLI-Q CONNECTIONS	3 EA		INCL
FLOOR SINK - ACID	1 EA		INCL
FLOOR DRAIN - ACID	2 EA		INCL
FLOOR DRAIN - MECHANICAL	3 EA		INCL
ELECTRIC 40 GAL ELD-40	1 EA		INCL
SCULLERY SINKS-SGL	1 EA		INCL
JANITOR’S SINK	1 EA		INCL
HOOD CONNECTIONS ONLY			INCL
8’-0” CHEMICAL FUME HOODS (2 EA N2, 2 EA VAC’S)	8 EA		INCL
6’-0” CHEMICAL FUME HOODS (2 EA N2, 2 EA VAC’S)	9 EA		INCL
8’-0” WALK-IN CHEMICAL FUME HOODS (2 EA N2, 2 EA VAC’S)	2 EA		INCL
6’-0” CHEMICAL FUME HOODS (1 EA CA, 1 EA VAC’S)	10 EA		INCL
6’-0” CHEMICAL FUME HOODS (1 EA CA, 1 EA VAC’S, 1 EA N2)	2 EA		INCL
4’-0” BIOSAFETY CABINET (1 EA VAC, 1 EA N2, 1 EA CA, 1 EA ARGON)	4 EA		INCL
TURRETS			INCL
DOUBLE BENCH TURRETS - VAC	15 EA		INCL
DOUBLE BENCH TURRETS - CA	10 EA		INCL
DOUBLE BENCH TURRETS - N2	6 EA		INCL
DOUBLE BENCH TURRETS - NG	3 EA		INCL
DOUBLE BENCH TURRETS - ARGON	1 EA		INCL
SINGLE BENCH TURRETS - VAC	13 EA		INCL
SINGLE BENCH TURRETS - CA	9 EA		INCL
SINGLE BENCH TURRETS - N2	8 EA		INCL
SINGLE BENCH TURRETS - NG	4 EA		INCL
SINGLE BENCH TURRETS - ARGON	3 EA		INCL
DOUBLE WALL MOUNTED TURRETS - CO2	5 EA		INCL
PLUMBING GENERAL			INCL
LAB WASTE PIPING			INCL
NP, TEMPERED & DOMESTIC WATER PIPING			INCL
Dl WATER PIPING			INCL
SPECIALTY GAS PIPING			INCL
NATURAL GAS THREADED AND WELDED PIPING			INCL
N2 GENERATOR & ASSOCIATED EQUIPMENT			BY WMR
TOTAL PLUMBING COST FOR EQUIPMENT & WORK ABOVE	1 LS	530,000	530,000
COST ADJUSTMENTS FOR REVISIONS TO 7-6-07 UTILITY MATRIX	1 LS	30,000	30,000
$560,000

FIRE PROTECTION
FIRST FLOOR
ADD NEW OR RELOCATED SPRINKLER HEADS AND BRANCH LINES	65 EA		INCL
SECOND FLOOR
ADD NEW OR RELOCATED SPRINKLER HEADS AND BRANCH LINES	141 EA		INCL
FIRE PROTECTION BUDGET	1 LS	41,000	41,000
$41,000

7

WMR BIOLOGICS 480 ARSENAL STREET WATERTOWN, MASSACHUSETTS BUDGET ESTIMATE	REV 7.23.07	REV REV REV Estimate Date AREA	=	7/18/2007 7/12/2007 7/10/07 7/6/2007 27,311 RSF

DIVISION / DESCRIPTION	QTY	UNIT $	LINE SUM	DIV. SUM
HVAC
FIRST FLOOR LABS, GLASSWASH, SOLVENT STORAGE AND MACHINE SHOP			INCL
10,000 CFM HOT WATER/CHILLED WATER AHU OFF HOUSE H & CHL’D WATER SYSTEM			INCL
NEW UTILITY ROOF EXHAUST FAN			INCL
EXTEND HOT AND CHILLED WATER RISERS FROM EXISTING MAINS			INCL
CONSTANT VOLUME BOXES W/ HOT WATER REHEAT, & ROOF EXHAUST FOR 3 CONSTANT VOL CFH’S			INCL
DEDICATED EXHAUST FOR SOLVENT STORAGE ROOM			INCL
NMR HUMIDIFICATION			INCL
2ND FLOOR LAB AND OFFICE AREAS			INCL
NEW SUPPLY & EXHAUST DISTR. SYS W/ EXISTING HOUSE 24,000 CFM AHU & 2 H. DILUTION EXH FANS			INCL
NEW CONSTANT VOLUME BOXES W/ HOT WATER REHEAT CONNECTED TO HOUSE H.W. MAIN @ LABS			INCL
HOOD EXHAUST CONTROL SYSTEM TO MEET THE ENERGY CODE			INCL
(2) CHILLED WATER FAN COIL UNITS TO SERVICE OPEN OFFICE AREA IN CONJUNCT. W/ PRECONDITIONED			INCL
MAKE UP AIR DUCTED FROM THE LOWER LEVEL AIR HANDLER UP THROUGH EXIST’G MECHANICAL ROOM			INCL
TO SERVE AS VENTILATION AIR IN OFFICE SPACE, & VAV BOXES W/ HOT WATER RE-HEAT COILS			INCL
COMPONENTS			INCL
TWO (2) CHILLED WATER FAN COILS (OFFICE AREA 1/2 HP)			INCL
HOT WATER / CHILLED WATER 27,000 CFM AIR HANDLER TO BE USED FOR 1ST FLOOR SPACE. THIS AIR HANDLER			INCL
SHALL DELIVER 10,000 CFM TO WMR IST FLR SPACE LEAVING 17,000 CFM FOR EXPANSION SPACE.			INCL
STROBIC ROOF EXHAUST FANS	2 EA		INCL
EXHAUST FANS UTILITY TYPE	2 EA		INCL
TECH AIR HOOD EXHAUST CONTROLS AND VALVES			INCL
HUMIDIFIER (NMR)			INCL
CV BOXES			INCL
DUCTWORK FABRICATION AND INSTALLATION			INCL
HOT WATER / CHILLED WATER PIPING			INCL
RGD’S			INCL
PIPING			INCL
INSULATION			INCL
DDC CONTROLS			INCL
START UP AND TEST			INCL
RIGGING AND TRUCKING			INCL
BALANCING			INCL
HVAC CONTINUED ON NEXT PAGE

8

WMR BIOLOGICS 480 ARSENAL STREET WATERTOWN, MASSACHUSETTS BUDGET ESTIMATE	REV 7.23.07	REV REV REV Estimate Date AREA	=	7/18/2007 7/12/2007 7/10/07 7/6/2007 27,311 RSF

DIVISION / DESCRIPTION	QTY	UNIT $	LINE SUM	DIV. SUM
HVAC CONTINUED
HVAC SYSTEM COST BREAKDOWN
CHILLED WATERFAN COIL UNITS	1 LS	7,100	7,100
ROOF CURBS AND FLASHINGS	1 LS	4,700	4,700
LABORATORY STROBIC FANS	1 LS	65,850	65,850
EXHAUST BLOWERS INCL SOLVENT	1 LS	17,200	17,200
HOOD EXHAUST MANAGEMENT SYSTEM	1 LS	200,000	200,000
HUMIDIFIERS	1 LS	11,800	11,800
CONSTANT VOLUME SUPPLY AIR VALVES	1 LS	22,000	22,000
HOT WATER REHEAT COILS	1 LS	6,200	6,200
REGISTERS, GRILLES AND DIFFUSERS	1 LS	15,300	15,300
SHEET METAL MATERIALS	1 LS	58,200	58,200
SHEET METAL FABRICATION	1 LS	40,400	40,400
SHEET METAL INSTALLATION	1 LS	108,800	108,800
PIPING AND ACCESSORIES	1 LS	114,500	114,500
INSULATION	1 EA	38,000	38,000
CHEMICAL TREATMENT	1 LS	6,300	6,300
MOTOR STARTERS	1 LS	4,400	4,400
RIGGING, TRUCKING & FREIGHT	1 LS	11,050	11,050
CONTROLS AND CONTROL WIRING	1 LS	149,000	149,000
ALLOWANCE FOR ALARM POINTS	1 LS	18,000	18,000
STARTUP AND TEST	1 LS	32,000	32,000
BALANCING	1 LS	14,200	14,200
				$945,000

ELECTRICAL
480 V. SERVICE FROM EXIST’G MAIN DISTR. PANEL THRU NEW PNLS & TRNSFRS			INCL
MAKE SAFE CONNECTION FOR REMOVAL AND DISPOSAL BY DEMO CONTRACTOR			INCL
NEW LIGHTING USING PARABOLIC IN OFFICES & CORRIDORS, LENSED FOR LABS			INCL
TRIPLE GASKETED FIXTURES IN GLASS WASH AREA			INCL
ELECTRICAL DESIGN AND ENGINEERING			INCL
EXIT / EMERGENCY LIGHTING			INCL
NEW ADDRESSABLE FIRE ALARM & DEVICES ADDED TO EXIST SYS			INCL
NEW OUTLETS, DEDICATED OUTLETS, NORMAL WALL OUTLETS & FURNITURE NEEDS			INCL
RING & STRING TO CEILING FOR TEL / DATA			INCL
TEMPORARY SERVICES & ELECTRICAL PERMIT			INCL
POWER WIRING FOR EQUIPMENT LIST AND HVAC			INCL
DISTRIBUTION			INCL
LIGHTING / SWITCHING			INCL

9

WMR BIOLOGICS 480 ARSENAL STREET WATERTOWN, MASSACHUSETTS BUDGET ESTIMATE	REV 7.23.07	REV REV REV Estimate Date AREA	=	7/18/2007 7/12/2007 7/10/07 7/6/2007 27,311 RSF

DIVISION / DESCRIPTION	QTY	UNIT $	LINE SUM	DIV. SUM
ELECTRICAL COST BREAKDOWN
SWITCHGEAR	1 LS	26,995	26,995
DISTRIBUTION	1 LS	30,760	30,760
HVAC POWER WIRING	1 LS	13,240	13,240
FIRE ALARM	1 LS	11,880	11,880
EXIT / EMERGENCY LIGHTING	1 LS	9,240	9,240
LIGHTING / SWITCHING	1 LS	49,760	49,760
POWER WIRING OUTLETS	1 LS	13,175	13,175
EQUIPMENT WIRING	1 LS	42,640	42,640
TEL/DATA PLASTER RING AND STRING	1 LS	850	850
DIRECT JOB EXPENSES	1 LS	11,700	11,700
COST ADJUSTMENTS FOR REVISIONS TO 7-6-07 UTILITY MATRIX	1 LS	19,500	19,500
COST FOR ADDED SURGICAL LIGHTS	1 ALW	5,000	5,000
COST FOR CARD ACCESS AT 4 ENTRY POINTS	4 EA	2,000	8,000
				242,740

SUPERVISION
PROJECT SUPERINTENDENT	19 WKS	3,400	64,600
PROJECT MANAGER (1/2 TIME)	19 WKS	1,800	34,200
PLANNER / ESTIMATOR	2 WKS	3,900	7,800
ADMIN ASSISTANT	19 WKS	320	6,080
ACCOUNTING	19 WKS	420	7,980
PROJECT EXECUTIVE	1 WK	4,100	4,100
				$124,760

GENERAL CONDITIONS
JOBSITE TELEPHONE / FAX	4.50 MO	900	4,050
COURIER / OVERNITE / POSTAGE	4.50 MO	800	3,600
FIELD OFFICE FURNITURE	1 LS	1,000	1,000
FIELD OFFICE SUPPLIES & COPIER RENTAL	4.50 MO	475	2,138
MISC. TOOLS & SUPPLIES	4.50 MO	1,250	5,625
JOBSITE CLEANUP	19 DYS	360	6,840
JOBSITE DUMPSTER	19 LDS	675	12,825
CLEAN TOILET ROOMS	1 LS	2,000	2,000
REPRODUCTION OF CONTRACT DOCUMENTS	1 LS	8,500	8,500
SAFETY & BARRICADES	19 WK	250	4,750
FINAL CLEANUP	25,750 SF	0.45	11,588
				$62,915

10

WMR BIOLOGICS 480 ARSENAL STREET WATERTOWN, MASSACHUSETTS BUDGET ESTIMATE	REV 7.23.07	REV REV REV Estimate Date AREA	=	7/18/2007 7/12/2007 7/10/07 7/6/2007 27,311 RSF

DIVISION / DESCRIPTION	QTY	UNIT $	LINE SUM	DIV. SUM
ENGINEERING
PART 1 PLANNING & ESTIMATING	1 LS	12,000	12,000
ARCHITECTURAL	1 LS	85,000	85,000
STRUCTURAL	1 LS	5,000	5,000
CODE CONSULTANT	1 LS	2,500	2,500
FIRE PROTECTION DESIGN	1 LS	5,600	5,600
MECHANICAL, ELECTRICAL & PLUMBING ENGINEERING	1 LS	12,000	12,000
				$122,100

INSURANCE AND PERMITS
GENERAL LIABILITY INSURANCE ($5/1000)	1 LS	18,500	18,500
BUILDING PERMIT ($15/1000)	1 LS	55,500	55,500
PERFORMANCE & PAYMENT BOND			NIC
				$74,000

CONTINGENCY	1 LS	150,000	150,000
ADJUSTMENT FOR SCOPE REFINEMENT	1 LS	(49,900)	(49,900)
FINAL ADJUSTMENT 7.23.07	1 LS	28,136	28,136
				$128,236

OVERHEAD & PROFIT	6.5%	228,892	228,892	$228,892

TOTAL PRELIMINARY BUDGET				$3,750,304

CLARIFICATIONS AND ITEMS FOR CONSIDERATION
2. An allowance of $18,000 is included for equipment alarm points. (18 are identified at this time)
3. To provide a new air handler w/ associated piping & duct for base building system. (This cost includes Elec hookup, G.C. support & OH & Prof.)			ADD	$223,650
4. The standby power generator is at a maximum usage and additional loads beyond these installations can not be accomodated.
5. A complete takeoff of flooring, casework and ceiling systems should be done at the completion of C.D’s to insure a match with assumptions made in this estimate.
6. Cost to add a floor slab and regrade the first floor WMR area and mechanical room (approximately 7,000 sf) is:			ADD	$34,000
7. Cost to provide a roll on epoxy floor at mechanical room.			ADD	$3,100
8. Cost to complete new mechanical room walls and paint.			ADD	$5,500

11

Schedule B-2

First Floor Plan (A2.1)

Area "B"
N.I.C.
Area "D"
Corridor
3.02
WMR
Mech
Eqpt
Office
Open Office
KEY PLAN
WMR Premises
Proposed First
Floor Plan
New Labs & Offices for
WMR Biomedical
480 Arsenal Street
Watertown, Mass
Olson Lewis Dioli & Doktor Architects
RICHMOND
A2.1

Schedule B-3

Second Floor Plan (A2.2)

Roof
← Roof
10
11
12
14
16
1.01 Chem Lab
1.02 Analytical Lab
2.01 BioEngineering
2.02A Biology Lab
2.04A Imaging
2.04B Imaging
2.07 Polymer Engineering
Closet
5.01 Private Office
5.03 Private Office
5.05 Private Office
5.06 Large Conference
5.07 Lunchroom
5.08 Small Conference
5.12 Entry Reception
5.14 Copy/ Fax
Mechanical Room
Freight
Stair 4
Stair 1
Open to Below

KEY PLAN
WMR Premises Second Floor

Proposed Second Floor Plan

New Labs & Offices for
WMR Biomedical
480 Arsenal Street
Watertown, Mass

Olson Lewis Dioli & Doktor Architects

RICHMOND

A2.2

Schedule B-4

Basis of Design

Basis of Design

for

WMR Biomedical

480 Arsenal Street

Watertown, MA

June 26, 2007

Rev 1 – July 9, 2007

Prepared for

Alexandria Real Estate Equities

Table of Contents

Section 1	Plumbing / Process Piping

Section 2	HVAC

Section 3	Electrical

Section 1 - Plumbing / Process Piping

Section 2 - HVAC

Section 3 - Electrical

Plumbing / Process Piping

General:

1.	All plumbing systems will be designed in conformance with the Massachusetts Plumbing Code (CMR: 248) and related ANSI standards.

2.	All utility generation and fuel gas distribution systems will conform to applicable NFPA guidelines and good engineering practice.

3.	Cross-connection control will be installed in conformance with Massachusetts Department of Environmental Protection requirements (CMR: 310 Section 22.22), and the City of Cambridge Water Authority.

4.	ANSI Standard Z 358.1 and OSHA recommendations will govern tepid water generation and distribution.

5.	Domestic water, Natural Gas, Sanitary sewer, and Storm sewer will be coordinated with the site utilities strategy.

6.	Plumbing fixture type and materials of construction will be consistent with the existing base building standards and scope of work.

7.	Fixture counts and utility use points will be based on: (1) Equipment matrix revised 07/09/07 (2) Architectural layouts (3) Mass. Code (4) Current applicable OSHA and ANSI requirements.

Site Utilities:

1.

Connecting to the existing water service(s) will provide domestic & protected water necessary for domestic and laboratory fixtures and equipment to be installed in conjunction with the WMR Biomedical Research Laboratory Renovation.

2.

Natural Gas will be coordinated with the appropriate gas supplier(s). NSMC will verify gas loads and pressure requirements based on the final HVAC and Process Equipment selections for WMR Biomedical, if applicable.

3.

Presently no HVAC Equipment has been sized or assumed as part of plumbing budgets / design. If applicable, NSMC will need to review loads and requirements prior to determining whether existing gas piping can support these potential loads.

4.

The sanitary sewer currently serving the building shall be connected to and extended from, as applicable, to serve new installed, or relocated fixtures and equipment requiring sanitary waste and vent per the client’s equipment utility matrix. NSMC will coordinate with Construction Manager and client to make connections to the building sewer where appropriate.

5.	Storm piping currently exists. No scope of work anticipated at this time.

Water systems:

1.

All domestic water is currently protected thru containment back-flow preventors. NSMC shall connect to and extend from existing ‘house’ system to service fixtures and equipment which require domestic potable water based upon client equipment utility matrix.

2.

Potable water will be distributed to all domestic plumbing fixtures and appliances, as required. Domestic hot water will be generated through a “new” electric 40 gallon hot water heater (120*f) and mixed through individual fixture mixing valves, if applicable, to deliver 110*f (43.33*C) degree water supply. Re-circulation will be provided as required by code.

a.	Note: remote single fixtures requiring domestic hot water service shall be supplied by local point-of-use electric hot water heater.

3.

Non-potable water shall be “created” by installing secondary backflow protection down-stream of connection to “house” domestic service. Non-potable water will be distributed to all laboratory and manufacturing fixtures or equipment requiring make-up per the equipment matrix. Non-potable hot water (or Protected water) 140*f (60*C) degree water will be generated through dual (2) gas-fired hot water heaters. NSMC shall furnish and install central mixing valve to deliver 120*f (48.92*C) degree water supply to lab sinks. Re-circulation will be provided as required by code.

4.

Tepid water shall service all emergency shower and eyewash equipment. The tepid water shall be distributed through a “loop” system. Loop to be connected to existing “house” distribution and extended as necessary to supply all the emergency equipment (showers and eyewash unit) locations. The “loop” size and temperature to conform to ANSI standard requirements.

5.	Piping will be Type L copper with WROT copper fittings, 2 piece ball valves, and soft-soldered joints.

6.

All emergency quantities and locations are NSMC suggested use points; however, Final determination or approval of quantities and locations shall rest with WMR Biomedical safety officer / designated competent person.

Sanitary waste and vent system:

1.	Sanitary waste will be collected from all domestic fixtures and floor drains by gravity terminating into the building sewer piping.

2.	Inverts will be coordinated with site conditions and other drainage systems.

3.

Piping will be service weight cast iron pipe and fittings with gasket joint for underground use, and no-hub cast iron pipe and fittings with Mass code approved couplings. Fixture trap arms will be copper with drainage pattern fittings.

Process Waste and Vent system:

1.

Coordinate chemical use and design requirements. NSMC shall provide a single (1) tank pH Adjustment Neutralization System. System components to include as applicable to make system whole: (1) 275 gallon, HDPE Neutralization Tank, Flange Mounted Lightning Mixer, GLI International pH Analyzers & Sensors, Badger Magnetic Flow Sensor and Analyzer, Partlow Seven (7) day Circular Chart Recorder, lsco Flow Cable (Required by MWRA for interface with their sampling equipment), LMI Chemical Metering Pumps, Chemical Feed Station, Interconnecting piping and effluent trap pending approval by local authorities.

2.	No provisions for solvents, metals or kill waste are included in this scope.

3.

System shall meet all requirements of CMR: 248 (Mass Code) and Local Municipality wastewater requirements. The Town of Watertown or MWRA discharge permit (if applicable) is the owner’s responsibility. NSMC will assist the owner in providing information relevant to the owner’s application.

4.	All “new” waste collection piping will be schedule 40 polypropylene with drainage pattern fittings and fusion joints. Mechanical joints will be used at fixture connections.

5.

NSMC has included a duplex pump and transfer station to accept all first floor lab (special) waste by gravity; and then, the waste shall be pump discharged to a gravity drainage waste “header’’ in ceiling of first floor. 4” Waste header in ceiling, of first floor, shall travel by gravity to the single pH neutralization system on the first floor level for treatment prior to being introduced to sanitary waste system.

6.	All pumped waste drainage piping to be schedule 40 ‘pressure rated’ polypropylene, with socket heat fusion joints.

7.

All process vent piping shall collect on second floor level and exit roof at various locations pending final construction coordination with other trades. All vent piping to match materials of lab waste.

Natural Gas:

1.	Coordination with gas supplier for equipment loads, available pressure, and design pressure.

2.

Distribution to all Water Heaters, HVAC & Process Equipment, as required per client’s equipment utility matrix. At this time, NSMC has assumed a new natural gas service will be located on the exterior of the facility adjacent to existing gas meters. No laboratory natural gas distribution service has been anticipated for point of use turrets, and / or hood connections.

3.	All piping will conform to CMR: 248, NFPA 54, and ANSI Z 223.1.

4.	Distribution piping shall be: 2-1/2” ≤ larger: schedule 40 carbon steel pipe and fittings, with butt weld joints. 2” ≥ smaller: schedule 40 carbon steel pipe with black malleable threaded fittings.

Compressed Air System:

1.	Equipment Selection:

a.	Duplex 5HP Rotary Oil-less Scroll STD-0504

b.	120 gallon receiver with Mass Code Legs

c.	29.4 SCFM @ 100PSIG

d.	460V 3PH 60Hz

e.	Air Dryer: model SD-15 115V

f.	One High Efficiency Filter: 35scfm 1micron in-line filter

2.	Distribution to all utility use points per equipment matrix referenced.

3.	Use point loading based upon XX SCFM/drop, XX% diversity.

4.	Distribution piping to be Type “Cleaned” ACR tubing with “cleaned” WROT copper fittings, brazed joints, and 3pc. Apollo shut-off valves.

Process Vacuum System:

1.	Equipment selection:

a.	Duplex 5HP rotary vane package (69 CFM)

b.	Air cooled with absolutely no water requirements

c.	120 gallon ASME rated receiver tank

d.	NEMA 12 enclosure consisting of: (2) magnetic motor starters complete with UL approved motor branch circuit disconnect and thermal, magnetic, and short-circuit protection

2.	Distribution to all utility use points per the matrix.

3.	Use point load based on XX ACFM/drop, XX% diversity.

4.	Equipment design/ selection based on 23”hgv (235 mbar) w/ 1013 being atmosphere.

5.	Piping will be Type L copper with WROT copper fittings, 2 piece ball valves and soft soldered joints.

Pure Water (RODI) Watering:

1.	RODI Pure water scope of work and point-of-use distribution is based upon equipment utility matrix.

2.	System will be capable of generating XXXgpd of Type I Laboratory Quality Water. Storage will be 250 gallon storage tank.

3.	Distribution loop will be 1” and capable of delivering 10gpm to the connected load.

4.	RODI Distribution piping shall be schedule 40 polypropylene pipe and fittings with socket heat-fusion joints. True Union ball valves at service and use points.

5.	No RODI Pure water reject system is included presently. Budgeting costs and distribution to be determined, if applicable.

Specialty Gas Systems (Carbon Dioxide, Nitrogen, & Argon):

1.	Nitrogen, Argon and Carbon Dioxide automatic changeovers manifolds (3 ea.) are included. Micro-bulk or Dewer cylinders shall be provided and installed by others. NO LIQUID Nitrogen piping by NSMC.

2.	NSMC has not carried any point-of-use regulators for any of the specialty gas system(s) distribution at this time.

3.	Local cylinder closet, niche and/or mechanical room space available to mount auto-changeover manifolds for specialty gas service(s) and tank storage.

4.	Distribution to all use points per the matrix.

5.	Distribution piping shall be “clean’’ ACR copper tubing with “clean” WROT copper fittings. Ball valves will be 3 piece full port. Joints will be brazed under nitrogen purge.

HVAC SYSTEMS

The following design criteria will be utilized for the design of the HVAC systems.

A.	Design Criteria

1.	Outdoor Design Criteria

a.	Summer

91 degrees Fahrenheit design dry bulb

74 degrees Fahrenheit design wet bulb

b.	Winter

0 degrees Fahrenheit design dry bulb)

2.	Indoor Design Criteria

a.	Laboratory and Office Areas

1.	Summer

72 degrees F design dry bulb (+/- 2 degrees)

2.	Winter

72 degrees F design dry bulb (+/- 2 degrees)

3.	Humidity

a.	Lab Areas

1.	Summer // Winter

50% RH +/- 15% No Control

4.	Ventilation Criteria

a.	Lab Areas

•	Laboratories a minimum of eight to ten outdoor air changes per hour

b.	Offices

•	20 cfm per occupant

5.	Space Pressurization Criteria

•	Laboratory areas will be maintained at a negative pressure relative to surrounding offices.

•	Office areas slightly positive to outdoors.

6.	Space Filtration Criteria

•	Primary air handling unit shall have 30% prefilters and 90% cartridge filters.

7.	Internal Heat Loads

The HAVC system will be designed for the following internal loads.

a.	Laboratory Areas

•	Lighting 2 watts/ft2

•	Equipment 4 watts/ft2

(Individual equipment rooms will be designed for additional heat loads as required.) Based on equipment matrix.

8.	Hot Water Pumps

•	Two (2) existing primary (operating/standby) hot water pumps.

9.	Exhaust Fans

•	Centrifugal fans at 2.5 to 7.0” S.P. (Backward inclined, spark resistant, herisite coated, and vibration isolators).

•	Velocity cones to be sized at 3,000 FPM

•	Strobic high dilution—Two (2) primary

10.	Controls

a.	DDC—Johnson

Johnson Network Automation Engine (NAE) extension of existing system.

11.	Ductwork

a.	All ductwork per the SMACNA guide.

b.	Supply Duct sizing based on pressure drops of 0.10” per 100’ (.817 Pa per m).

c.	Exhaust Duct sizing based on pressure drops of 0.15” per 100’ (1.23 Pa per m).

d.	5’ (1.5 m)—Maximum Flex Duct run

12.	Insulation

a.	Insulation thickness per Massachusetts code.

b.	Interior concealed supply ductwork- 1 1⁄2” (3.81 cm) foil faced fiberglass blanket.

c.	Interior piping

1.	Hot water piping-fiberglass with an all service jacket.
Mains-	1 1⁄2” (3.81 cm) thick and run outs not exceeding 12’ in length - 1⁄2” (1.27 cm) thick.

13.	Hot Water Pipe Distribution

a.	2 1⁄2” and larger Schedule 40 welded.

b.	2” and smaller copper Type L.

c.	Pipe sizing maximum 10 Ft/Sec and 3.5’ of head per 100’.

System Descriptions

1.	Area #1—Solvent Storage, Glass Wash, Machine Shop, Base Bldg, Microscopy, & NMR Areas.

System to utilize 10,000 CFM from the proposed air handler used in conjunction with the house hot water / chilled water system, and exhaust risers connection to one (1) new utility roof exhaust fan. Hot water piping system extended from existing mains. New constant volume boxes with hot water reheat, and roof exhaust for three (3) constant volume fume hoods. Dedicated exhaust for Solvent storage. NMR humidification is an alternate.

Area #2—2nd Floor Lab Areas

Supply and exhaust duct distribution systems used in conjunction with the existing base building 24,000 CFM chilled water/ hot water air handler, and two (2) new high dilution exhaust fans. Labs with hood exhaust and spot exhaust shall be controlled via tab quality supply and exhaust valves. Constant volume supply boxes shall service the remainder of the lab areas with hot water reheats connecting to the house main hot water system.

The Lab areas exhaust loads (Approx 30,000 CFM) exceed the make up air capabilities of the base system (24,000 CFM) air handler, and will require hood exhaust control to meet the energy code. A hood exhaust management system for the Labs will eliminate the need for additional make up air systems, assuming 35% diversity in hood management.

Area #3—2nd Floor Office Areas

Office areas utilizing one (1) supplemental chilled water fan coil unit to service open office area used in conjunction with pre-conditioned make up air ducted from lower level air handler (near NESN) up through existing mechanical room to serve as cooling and ventilation air in the office spaces in conjunction with VAV boxes with hot water reheat coils.

2.	Base Building

A new 27,000 CFM base building air handler to be utilized for the 1st floor unassigned space. The air handler shall deliver 10,000 CFM to new WMR tenant, leaving 17,000 CFM for unassigned future tenant’s space. Hot water and chilled water piping connecting to existing system, intake duct work, insulation, and controls.

ELECTRICAL SYSTEMS

The following design criteria will be utilized for the design of the electrical systems.

A.	Incoming Utility Service:

1.	The existing service will be maintained

2.	The distribution system shall be new within the tenant space for transformers and panels

B.	Utilization Voltages:

1.	208/120V, 3 phase, 4 wire.

a.	Receptacle circuits

b.	Owner equipment (equipment list)

c.	Miscellaneous HVAC pumps and fans (Less than 1⁄2 horsepower)

d.	120 volt lighting systems (as required)

e.	Miscellaneous facility loads

2.	480/277V, 3 phase, 4 wire.

a.	Owner equipment (equipment list).

b.	Miscellaneous HVAC, pumps and fans, 1⁄2 horse power and greater.

c.	277 volt lighting systems as required.

d.	Miscellaneous facility loads

e.	Electric heat

f.	Mechanical equipment

3.	Specialty voltages (NIC).

C.	Distribution System Capacities and Circuit Arrangements (existing):

1.	13,800 volts provided by the utility company to pad mount transformers (existing)

2.	480/277 volts supplied from the pad mounts to the switchboard

3.	480 volts, 3-phase supplied from the switchboard to each area electric room

D.	Power Equipment

1.	480 and 208 volt panels, transformers will be installed in the electric rooms

2.	120/208 volts supplied at remote electric rooms for branch loads

3.	All new panelboards will be bolt on breakers and hinged covers

4.	Starters, contactors and VFD’s will be provided by the trade supplying the equipment for installation and wiring by the electrical contractor

5.	Electronic check metering will be installed to monitor usage by the landlord

E.	Lighting:

1.	Site and common area lighting is existing.

2.	All fixtures and ballasts will incorporate the latest state of the art equipment.

3.	Lab areas will be a combination of 2x4 & 2x2 recessed lensed fixtures.

4.	Office areas will be 2X4 & 2X2 recessed parabolic fixtures.

5.	Night lighting will be provided.

6.	Mechanical areas will be strip lighting with wire cages on exposed bulbs.

7.	Foot-candle requirements will be as follows:

Labs:	65 to 80 foot-candle using lensed fixtures
Offices:	50 to 60 foot-candle using recessed parabolic fixtures
Mechanical Rooms:	20 to 30 foot-candle using strip fluorescents
Corr/Bath Rooms:	20 to 30 foot-candle using recessed parabolic fixtures

8.	Plaster frame fixtures will be used where appropriate.

9.	Local switching will be provided and a lighting control system will be utilized per the Mass. Energy Code.

Note: Open office areas are assumed to have 50% wall reflectivity and measurements will be made prior to installation of low partitions.

F.	Emergency Lighting:

1.	This will be provided via battery backup fixtures. The levels designed will be per Code for egress corridors only.

G.	Standby Generator: (Existing)

1.	Equipment as listed in matrix will be connected to the existing standby distribution system. Existing and newly added loads must be confirmed prior to final design and generator capabilities.

H.	Outlets and Devices:

1.	Housekeeping outlets will be provided as one per room minimum (except explosion proof rooms), and maximum of 50 LF apart in corridors.

2.	Offices will have a minimum of three (3) duplex outlets (more for larger spaces).

3.	Conference rooms will have one duplex per wall minimum. Large conference rooms to have one floor outlet (tel/data and power).

4.

Wiremold [steel-painted] will be provided on benches along walls and with reagent racks in 10 LF nominal lengths as 2400 series, with one (1) single outlet each LF alternate circuits, two (2) circuits each. Outlets in areas around sinks will be avoided where possible, if not, GFl detectors will be used.

5.	Equipment areas will have power wall outlets or wiremold per the matrix.

6.	Quantity and locations of power will be provided based on the equipment matrix.

7.

Three (3) circuit furniture feeds will be provided for low partitions (factory pre-wired) in open office areas. This will include a conduit access for tel/data systems (by others). This assumes the trunk is supplied with the furniture, and wiring within these low partitions is not included.

I.	Grounding:

1.	Existing service ground will be re-used.

2.	Special grounding will be provided as required for tel/data systems, special owner electronics systems.

J.	Uninterruptible Power Supply Systems: (NIC)

K.	HVAC Power Wiring:

1.	HVAC Power wiring based on the system design is included.

L.	Low Voltage Systems:

1.	Alarm and detection systems

a.

New addressable devices will be provided from the existing fire alarm system based on a Code required installation. Sprinkler devices are provided and installed by the sprinkler contractor, wired by electrical. Duct detectors are provided by electrical, installed by HVAC, wired to the RTU’s and to the fire alarm system by the electrical contractor.

b.	Security, alarm monitoring (NIC)

c.	Card access system, 4each included

d.	O2 detection sensors (NIC)

e.	Door interlock system (NIC)

f.	Water detection (NIC)

2.	Communications

a.	A plaster ring with string to the ceiling space is included

b.	Alarm monitoring – An allowance of $18,000 is included.

c.	Conference room A/V system, TV, paging, intercom, sound (NIC)

M.	Electric resistance Heating

1.	Electric resistance heaters will be wired (only)

N.	Testing (For New Equipment Only)

1.	Electrical equipment standard testing

2.	Electrical system start up/commissioning

O.	Project Requirements

1.	Design, engineering, stamped drawings by a Massachusetts registered professional engineer.

2.	Drawings done in Autodesk AutoCAD format

3.	Supervision and Coordination

4.	Submittals for major equipment for job coordination

5.	Construction control affidavits

6.	As builts (paper and electronic), Operation and Maintenance manuals (paper only)

7.	Training for the owner on major pieces of equipment

8.	Job Insurance requirements

Schedule B-5

Finish Schedule

Floor Finishes														Base							Wall Finishes							Ceiling Finishes								Clg Hgt
			Epoxy			SV			VCT			CPT			conc	CT	Epoxy			Vinyl			CT	Paint						Special	Acoustic Tile						GWB	EXP	
Room No.	Department and Room Description	Flr	EP-1	EP-2	EP-3	SV-1	SV-2	SV-3	VCT-1	VCT-2	VCT-3	CPT-1	CPT-2	CPT-3	N/A	CT-1	EB-1	EB-2	EB-3	VCB-1	VCB-2	VCB-3	CTB-1	PT-1	PT-2	PT-3	PT-4	PT-5	PT-6	FRP	ACT-1	ACT-2	ACT-3	ACT-4	ACT-5	ACT-6	GWB	n/a	
1.00 Chemistry																																							
1.01	Synthetic Chemistry Lab	2						#											#				#							#								9'-0"
1.02	Analytical Chemistry lab	2						#											#				#							#								9'-0"
1.03	SEM Room	1						#											#				#							#								9'-0"
2.0 Biomedical Engineering																																							
2.01	Bio-Engineering Lab	2						#											#				#							#								9'-0"
2.02 A	Biology Lab	2						#											#				#									#						9'-0"
2.02 B	Blood Lab	2						#											#				#									#						9'-0"
2.03 A	Cell Culture (Animal)	2			#														#				#									#						9'-0"
2.03 B	Cell Culture (Human)	2			#														#				#									#						9'-0"
2.04 A	Imaging Room	2						#											#				#							#								8'-0"
2.04 B	Imaging Room	2						#											#				#							#								8'-0"
2.05	NOT USED																																						
2.06	Machine Shop	1						#											#				#							#								9'-0"
2.07	Polymer Eng. & Mfg. Lab	2						#											#				#							#								9'-0"
2.08	Engineering Lab	1						#											#				#							#								*10'-0"
2.09	Procedure Room	1			#														#					#								#						9'-0"
2.10	Microscopy Lab	1						#											#					#						#								9'-0"
3.0 Laboratory Support																																							
3.01	Shipping and Receiving	1						#											#				#							#								9'-0"
3.02	New Mech Equip Room	1																	#				#														#	8'-0"
3.03	Waste Storage	1	#														#								#						#								8'-0"
3.04	Solvent Storage	1	#														#								#						#								8'-0"
3.04A	Bio-Waste Storage	1						#											#					#						#								8'-0"
3.05	NMR Room	1						#											#				#							#								9'-0"
3.06	Glasswash	1	#														#								#								#						9'-0"
3.08	Lab Supplies Storage	1						#											#				#							#								8'-0"
3.09	Spare / Expansion	1												#					#				#														#	n/a
4.0 NOT USED																																							
5.0 Administrative Areas																																							
5.01	Chemistry private offices	2									#								#				#							#								9'-6"
5.02	Work stations	2									#																			#								9'-6"
5.03	Bioengineering private offices	2									#								#				#							#								9'-6"
5.04	Open Office	1									#								#				#							#								8'-6"
5.05	Admin private offices	2									#								#				#							#								9'-6"
5.06	Private Office	1									#								#				#							#								8'-6"
5.07	Break / Lunch	2						#											#				#							#								9'-6"
5.08	Conference sm	2									#								#				#							#								9'-6"
5.09	Conference lg.	2									#								#				#							#								9'-6"
5.10	Storage Closet	2						#											#				#							#								8'-0"
5.11	NOT USED																																						
5.12	Entry / Reception	2									#								#				#							#								9'-6"
5.13	IT Closet	2						#											#				#							#								8'-0"
5.14	Copy / Print room	2									#								#				#							#								8'-0"
5.15-19	NOT USED																																						
5.20	Chair Storage	2						#											#				#							#								8'-0"
Common Spaces:																																							
8.03	Second Flr Lab Corridor	2						#											#				#							#								9'-6"
8.04	Second Flr Admin Corridor	2									#								#				#							#								9'-6"
8.09	Vestibule	2						#											#				#							#								9'-6"
8.11	First Flr Corridor	1						#											#				#							#								9'-6"
8.12	Entry Vestibule	1						#											#				#							#								8'-0"

* Note: w/lower soffits for ductwork / piping as needed.

Schedule B-6

Equipment Utility Matrix

WMR BioMedical - Alexandria Real Estate 480 Arsenal St. Watertown, MA	Equipment Utility Matrix	7-9-07

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WMR BioMedical - Alexandria Real Estate 480 Arsenal St. Watertown, MA	Equipment Utility Matrix	7-9-07

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WMR BioMedical - Alexandria Real Estate 480 Arsenal St. Watertown, MA	Equipment Utility Matrix	7-9-07

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WMR BioMedical - Alexandria Real Estate 480 Arsenal St. Watertown, MA	Equipment Utility Matrix	7-9-07

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WMR BioMedical - Alexandria Real Estate 480 Arsenal St. Watertown, MA	Equipment Utility Matrix	7-9-07

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WMR BioMedical - Alexandria Real Estate 480 Arsenal St. Watertown, MA	Equipment Utility Matrix	7-9-07

ROOM NO.	GENERAL DESCRIPTION: ROOM AND EQUIPMENT NAMES	PHYSICAL: QUANTITY	Width	Depth	Height	Weight	PLUMBING / PIPING: COMPRESSED AIR (CA)	VACUUM (VAC)	NITROGEN (N2)	ARGON (Ar)	CARBON DIOXIDE (CO2)	NATURAL GAS (NG)		DOMESTIC COLD WATER	DOMESTIC HOT WATER	PROTECTED COLD WATER	PROTECTED HOT WATER	TEMPERED WATER	D.I. WATER		SANITARY WASTE	SPECIAL WASTE
2.03 B	Cell Culture (Human)																					
	Casework	Per Plan																				
	Sink (Epoxy)	1	28	15	12											X	X		X			X
	Eyewash	1																X				
	Lab Gasses						X	X	X			X										
	Fume Hoods																					
	4' BioSafety Cabinets	2	49	36	78			X														
	(Floor Mounted) Equipment Zone	Per Plan																				
	Incubators (two separate stacked units)	2	26	25	40						X											
	ref/freezer	1	36	30	72																	
	Cryostorage Freezer	1	24	27	37																	
	Benchtop Equipment																					
	Microscope	1																				
	Storage / Misc Items																					
	N2 Dewar	1	30" Dia.																			
2.04 A	Imaging room																					
	Casework																					
	Table	1	30	60	30																	
	Benchtop Equipment																					
	Inverted fluorescent microscope	1																				
	Excitation Source	1																				
2.04 B	Imaging room																					
	Casework																					
	Table	1	30	60	30																	
	Benchtop Equipment																					
	Upright fluorescent microscope	1																				
	Excitation Source	1																				
2.04 C	Imaging room (To replace old Waste Room)																					
	Casework																					
	Table	1	30	60	30																	
	Benchtop Equipment																					
	Microscope	1																				
	Excitation Source	1																				
2.06	Machine Shop (First Floor)																					
	Spot Exhaust	1																				
	(Floor Mounted) Equipment Zone	Per Plan																				
	CNC milling machine	1																				
	Lathe	1																				
	Band saw	1																				
	Drill press	1																				
	EDM	1																				
	Benchtop Equipment																					
	Storage / Misc Items																					

ROOM NO.	ROOM AND EQUIPMENT NAMES	HVAC REQUIREMENTS: TEMP REQ'MTS	HUMIDITY REQ'MT	CLEAN RM REQ'MTS	EXHAUST (CFM)	ELECTRICAL REQUIREMENTS: VOLTS	PHASE	AMPS	WATTS (kw)	STAND BY PWR	UPS	CLASS 1, DIV 2	ALARM POINT	DATA	TELEPHONE	SECURITY ACCESS	COMMENTS
2.03 B	Cell Culture (Human)														X		
	Casework																
	Sink (Epoxy)																
	Eyewash																
	Lab Gasses												X				One turret each gas per bench; 7-6-07 rev
	Fume Hoods																
	4' BioSafety Cabinets					120	1	20					X				N2 Dewar & Argon Cylinder; 7-6-07 rev
	(Floor Mounted) Equipment Zone					Wiremold 3000 wall mtd at equipment zone											
	Incubators (two separate stacked units)					120	1	6		X			X				CO2 Cylinders in adjacent corridor 7-6-07 rev; 7-9-07 rev
	ref/freezer					120	1	5		X			X				7-6-07 rev
	Cryostorage Freezer					120	1			X			X				7-6-07 rev
	Benchtop Equipment																
	Microscope																
	Storage / Misc Items																
	N2 Dewar																
2.04 A	Imaging room														X		Room needs: low vibration, low air velocity, dark
	Casework																
	Table																
	Benchtop Equipment																
	Inverted fluorescent microscope					120	1	2						X			
	Excitation Source					120	1	4									
2.04 B	Imaging room														X		Room needs: low vibration, low air velocity, dark
	Casework																
	Table																
	Benchtop Equipment																
	Upright fluorescent microscope					120	1	2						X			
	Excitation Source					120	1	4									
2.04 C	Imaging room (To replace old Waste Room)														X		Room needs: low vibration, low air velocity, dark 7-6-07 rev
	Casework																
	Table																
	Benchtop Equipment																
	Microscope					120	1	2						X			
	Excitation Source					120	1	4									
2.06	Machine Shop (First Floor)														X		
	Spot Exhaust				100												locate above benches, 4" dia. at clg. w/blast gate
	(Floor Mounted) Equipment Zone					Wiremold 3000 wall mtd at equipment zone											
	CNC milling machine					208	3	40									Power to be confirmed 7-6-07 rev
	Lathe					120	1	10									
	Band saw					120	1	10									
	Drill press					120	1	10									
	EDM					120	1	200									
	Benchtop Equipment																
	Storage / Misc Items

THE RICHMOND GROUP	7/10/2007	Page 6 of 9

WMR BioMedical - Alexandria Real Estate 480 Arsenal St. Watertown, MA	Equipment Utility Matrix	7-9-07

GENERAL DESCRIPTION		PHYSICAL					PLUMBING / PIPING														HVAC REQUIREMENTS				ELECTRICAL REQUIREMENTS											
ROOM NO.	ROOM AND EQUIPMENT NAMES	QUANTITY	Width	Depth	Height	Weight	COMPRESSED AIR (CA)	VACUUM (VAC)	NITROGEN (N2)	ARGON (Ar)	CARBON DIOXIDE (CO2)	NATURAL GAS (NG)	DOMESTIC COLD WATER	DOMESTIC HOT WATER	PROTECTED COLD WATER	PROTECTED HOT WATER	TEMPERED WATER	D.I. WATER	SANITARY WASTE	SPECIAL WASTE	TEMP REQMTS	HUMIDITY REQMT	CLEAN RM REQMTS	EXHAUST (CFM)	VOLTS	PHASE	AMPS	WATTS (kw)	STAND BY PWR	UPS	CLASS 1, DIV 2	ALARM POINT	DATA	TELEPHONE	SECURITY ACCESS	COMMENTS
2.07	Polymer Eng. & Mfg. Lab																																X	X		
	Casework																																			
	Sink (Epoxy)	1	28	15	12										X	X		X		X																
	Reagent Shelving	Per Plan																							G2400 Plugmold at reagent shelving											
	Eyewash	1															X																			
	Lab Gasses						X	X	X																											One turret each gas per bench; 7-9-07 rev
	Spot Exhaust	4																						100												locate above benches, 4" dia. at dg. w/blast gate
	Emergency Shower	1															X																			
	Fume Hoods																																			
	6' Fume Hood,Acid/Flam cabs below	1	72	36	78			X	X															1000	120	1	20					X	X			7-9-07 rev
	6' Fume Hood,Base/Flam cabs below	1	72	36	78			X	X															1000	120	1	20					X	X			7-9-07 rev
	6' Fume Hood,Oxid/Flam cabs below	1	72	36	78		X	X	X															1000	120	1	20					X	X			7-9-07 rev
	(Floor Mounted) Equipment Zone	Per Plan																							Wiremold 3000 wall mtd at equipment zone											
	Benchtop Equipment																																			
	Analytical Balances	2																																		
	Convection Blower Oven (vented)	1	37	35	48																			50	240	1	18	3950								7-9-07 rev
	Microwave Oven	1	20	17	12																				120	1		1000								
	Small Scale Extruder	1	24	24	15																				120	1	5									
	Storage / Misc Items																																			
	Ethylene oxide (1/2 hood)	1																							120	1	7									
	Spin Coater + Vacuum Pump (1/2 hood)	1																							120	1	8									
	Solvent Casting (hood)	1																																		
	Electrospinning (hood)	1																							120	1	14									
	PDMS work station - Dessicators	2	15	15	15			X																												
2.08	Engineering Lab (First Floor)																																X	X		
	Casework	Per Plan																																		
	Sink (Epoxy)	1	28	15	12										X	X				X																
	Reagent Shelving																																			
	Eyewash	1																																		
	Lab Gasses																																			
	Spot Exhaust	1																						100												Is this enough spot exhausts?
	Emergency Shower	1															X																			
	Fume Hoods																																			
	6' Fume Hood, one Acid/Flam, one Base/Flam cabs	2	72	36	78			X	X															1000	120	1	20					X	X			7-9-07 rev
	(Floor Mounted) Equipment Zone																																			
	Tables (By Others)																																			7-6-07 rev
	Ceiling mounted utility drops	30					X	X	X																120	1	20									Quantity of drop chords, flush mnt outlet receptacle
	Alarm points	8																														P				7-6-07 rev
	Benchtop Equipment																																			
	Analytical Balances																																			
	Convection Blower Oven (vented)	1	37	35	48																			50	240	1	18	3950								7-9-07 rev
	Microwave Oven																																			
	Small Scale Extruder																																			
	Storage / Misc Items																																			
	Ethylene oxide (1/2 hood)																																			
	Spin Coater + Vacuum Pump (1/2 hood)																																			
	Solvent Casting (hood)																																			
	Electrospinning (hood)																																			
	PDMS work station - Dessicators																																			
2.09	Procedure Lab (First Floor)																																X	X		7-6-07 rev
	Casework	Per Plan																																		
	Sink (Epoxy)	1	28	15	12										X	X		X		X																
	Reagent Shelving																																			
	Eyewash	1															X																			
	Lab Gasses						X	X	X																											One turret each gas per bench; 7-9-07 rev
	Spot Exhaust	1																						100												
	Fume Hoods																																			
	4' Bio Safety Cabinet	1	48	36	78			X																Re-Circ	120	1	20									
	(Floor Mounted) Equipment Zone																																			
	-80 Freezer	1	39	36	80																				220	1			X			X				7-9-07 rev
	Surgical Lights	1 pr																							120	1	20									$5,000 allowance Rev 7-6-07
	Benchtop Equipment																																			
	Storage / Misc Items																																			
	Tables (By Others)																																			
2.10	Microscopy Lab (First Floor)																																			
	Casework	Per Plan																																		
	Sink (Epoxy)	1	28	15	12										X	X		X		X																
	Reagent Shelving	Per Plan																							G2400 Plugmold at reagent shelving											
	Eyewash	1															X																			
	Lab Gasses						X	X																												One turret each gas per bench
	Spot Exhaust	1																						100												
	Emergency Shower	1															X																			
	Fume Hoods																																			
	6' Fume Hood,Acid/Flam cabs below	1	72	36	78			X	X															1000	120	1	20					X	X			7-9-07 rev
	4' Bio Safety Cabinet	1	48	36	78			X																Re-Circ	120	1	20									7-9-07 rev
	(Floor Mounted) Equipment Zone	Per Plan																																		
	-80 Freezer	1	26	30	72																				120	1	10		X			X				7-9-07 rev
	4ft Refrigerator / Freezer	1	33	32	80																				120	1	6		X			X				7-9-07 rev

THE RICHMOND GROUP	7/10/2007	Page 7 of 9

WMR BioMedical - Alexandria Real Estate 480 Arsenal St. Watertown, MA	Equipment Utility Matrix	7-9-07

THE RICHMOND GROUP	7/10/2007	Page 8 of 9

WMR BioMedical - Alexandria Real Estate 480 Arsenal St. Watertown, MA	Equipment Utility Matrix	7-9-07

THE RICHMOND GROUP	7/10/2007	Page 9 of 9

480 Arsenal Street/WMR Biomedical, Inc. - Page 10

SCHEDULE C TO WORK LETTER

Outline Base Building Specifications

Site:

•	Repaved and reconfigured driveways and parking lot per proposed site plan. Parking lot to accommodate about 388 spaces or 2.7 per thousand sf.

•	New exterior landscaping in parking areas and around building per landscape plans.

•	Existing domestic water and fire service upgraded as required.

•	Sewer connection for domestic and industrial wastewater.

•

New exterior pedestal signage per Alexandria spec and Town of Watertown requirements. Main building sign reading “Alexandria Technology Center” to be placed at south boundary of site facing the entry road. Building-mounted tenant identification sign to be provided for tenants leasing greater them 50,000 sf.

•	New intermediate pressure natural gas service providing 36,000 cfh capacity.

Concrete/Masonry:

•	New concrete footings beneath two-story sections.

•	Place/finish concrete slab on grade at where required.

•	New second floor slab with design live load of 120 Ibs/sf.

Steel/Metals:

•	New framing and bracing to meet current seismic code and to provide 120 Ib/sf live load at second floor.

•	New stairs to second floor as shown on shell building floor plan.

•	Miscellaneous metal items (lintels, canopy framing, etc.) related to shell building construction.

Exterior:

•

New Exterior wall/windows to include brick masonry with precast concrete accents, E.I.F.S parapet, 20[1] +/- ribbon window glazing units, and accent certain wall system at south wall of high-bay section, all as shown on shell building elevations.

•	New roofing system on entire roof consisting of fully-adhered single-ply EPDM with rigid insulation.

•	Acoustical roof screen for chillers at 2nd floor roof.

Interior:

•	Finished first floor building lobby and corridor at main entrance including flooring, wood or tilewall accents, drywall and suspended ceilings and appropriate accent lighting.

•	Finished shell building electrical room.

•	Finished loading area with truck bay(s), dumpster pad.

•	Doors and frames at comman areas: aluminum and glass at entries, hollow metal frames and hollow metal doors at service areas, solid core wood doors at other areas, and heavy-duty lever hardware.

•	New common area restrooms with shower facilities, located off main corridor.

Elevators:

•	New 5,000 pound capacity freight elevator near center corridor. New 2,500 pound passenger elevator at front lobby.

Plumbling/Fire Protection:

•	New 4" water service & new double check valve assemblies and backflow prevention as needed.

•	Combination sprinkler/standpipe system with fire department valves.

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480 Arsenal Street/WMR Biomedical, Inc. - Page 11

•	Alarm check-valve and Siamese connection.

•	Flow control valve assemblies and test drains.

•	Sprinkler coverage to all core areas.

•	Flow switches, tamper switches, pressure switches

•	Fixtures and plumbing for new common area restrooms.

Mechanical:

•	New high-efficiency gas-fired boilers and hot water pumps, sized to meet 1.5 cfm/sf ventilation requirement, to be located in tenant mechanical rooms.

•	New air-cooled chillers and chilled water pumps, sized to meet 1.5 cfm/sf ventilation requirement, located on second floor roof.

•	Rooftop HVAC units for lobby, common corridors, and restrooms.

Electrical:

•	Existing House Main Switchboard, dual food, consisting of 4,000 amps at 480/277 volts and 2,000 amps at 480/277 volts.

•	Exit/emergency life safety fighting consisting of battery packs in the lobbies, loading dock, and common mechanical spaces.

•	New City-connected addressable fire alarm system including code-required devices at lobbies, loading dock, and common mechanical spaces.

•	New site lighting per site plan.

•	Conduit to stand-by generator pad location in parking lot.

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480 Arsenal Street/WMR Biomedical, Inc. - Page 12

SCHEDULE D TO WORK LETTER

Landlord’s Work – Base Building Work

1.	Design and construct new mechanical room in first floor Area D.

2.	Provide new air handler with associated piping and duct to provide 1.5 cfm to Area D per Base Building Specification.

3.	Regrade and place concrete slab in first floor Area D

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480 Arsenal Street/WMR Biomedical, Inc. - Page 1

EXHIBIT D TO LEASE

ACKNOWLEDGMENT OF COMMENCEMENT DATE

This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made as of this          day of                     , 2007, between ARE-480 Arsenal Street, LLC, a Delaware limited liability company (“Landlord”), and WMR Biomedical, Inc., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease dated as of                     , 2007 (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

Landlord and Tenant hereby acknowledge and agree, for all purposes of the Lease, that the Commencement Date of the Base Term of the Lease is                     ,                      and the termination date of the Base Term of the Lease shall be midnight on                     ,                     . In case of a conflict between the terms of the Lease and the terms of this Acknowledgement of Commencement Date, this Acknowledgement of Commencement Date shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

TENANT:

WMR BIOMEDICAL, INC., a Delaware corporation

By:
Its:

LANDLORD:

ARE-480 ARSENAL STREET, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

By:	ARE-QRS CORP., a Maryland corporation, general partner

By:

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480 Arsenal Street/WMR Biomedical, Inc. - Page 1

EXHIBIT E TO LEASE

Rules and Regulations

1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

2. Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

3. Except for animals assisting the disabled, no animals shall be allowed in the offices, halls, or corridors in the Project.

4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant’s expense.

6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no “For Sale” or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

8. Tenant shall maintain the Premises free from rodents, insects and other pests.

9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

10. Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

11. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

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480 Arsenal Street/WMR Biomedical, Inc. - Page 2

13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

14. No auction, public or private, will be permitted on the Premises or the Project.

15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

16. The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord’s consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant’s ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

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EXHIBIT F TO LEASE

TENANT’S PERSONAL PROPERTY

None

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480 Arsenal Street/WMR Biomedical, Inc. - Page 1

LEASE AGREEMENT

THIS LEASE AGREEMENT is made as of this 14 day of August, 2007, between ARE-480 ARSENAL STREET, LLC, a Delaware limited liability company (“Landlord”), and WMR BIOMEDICAL, INC., a Delaware corporation (“Tenant”).

BASIC LEASE PROVISIONS

Address:	480 Arsenal Street, Watertown, Massachusetts

Premises:	That portion of the Project comprised of all of Area 2C and a portion of Area 1D of the Building (as hereinafter defined), containing approximately 27,311 rentable square feet in the aggregate, as determined by Landlord, as more particularly shown on Exhibit A.

Project:	The real property on which the building (the “Building”) in which the Premises are located, together with all improvements thereon and appurtenances thereto as described on Exhibit B.

Base Rent*:	Months 1-12 $75,628.71, per month

Months 13-24 $80,180.54, per month

Months 25-36 $84,732.38, per month

Months 37-48 $89,284.21, per month

Months 49-60 $93,836.04, per month

Months 61-63 $96,111.96, per month

Rentable Area of Premises:      27,311 sq. ft.

Rentable Area of Project:        140,744 sq. ft.    Tenant’s Share of Operating Expenses: 19.40%

Security Deposit: $302,514.84                             Target Commencement Date: February 1, 2008

Rent Commencement Date: Commencement Date

Base Term:	Beginning on the Commencement Date and ending sixty-three (63) months from the first day of the first full month of the Term (as defined in Section 2) hereof

Permitted Use:	Research and development laboratory, related office and other related uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 6 hereof.

Address for Rent Payment:	Landlord’s Notice Address:
385 E. Colorado Boulevard, Suite 299	385 E. Colorado Boulevard, Suite 299
Pasadena, CA 91101	Pasadena, CA 91101
Attention: Accounts Receivable	Attention: Corporate Secretary

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480 Arsenal Street/WMR Biomedical, Inc. - Page 33

(j) Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

(k) Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services, and Landlord shall, to the extent required, equitably adjust Tenant’s Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT:

WMR BIOMEDICAL, INC., a Delaware corporation

By:	/s/ Carmichael Roberts
Carmichael Roberts, Chief Executive Officer

LANDLORD:

ARE-480 ARSENAL STREET, LLC, a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership, managing member

	By:	ARE-QRS CORP.,
a Maryland corporation, general partner

		By:	/s/ GARY DEAN
GARY DEAN
VP - RE LEGAL AFFAIRS

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FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “First Amendment”) is made as of July 21, 2008, by and between ARE-480 ARSENAL STREET, LLC, a Delaware limited liability company (“Landlord”), and ARSENAL MEDICAL, INC., a Delaware corporation (“Tenant”), formerly known as WMR Biomedical, Inc., a Delaware corporation.

RECITALS

A. Landlord and Tenant are parties to that certain Lease Agreement dated as of August 14, 2007 (the “Lease”). Tenant leases certain space containing approximately 27,311 rentable square feet in a building located at 480 Arsenal Street, Watertown, Massachusetts (the “Premises”). Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. Pursuant to Section 5(c) of the Work Letter, Landlord and Tenant agreed that for each $1.00 per rentable square foot of the Premises that the TI Budget was greater than the TI Costs, Landlord would reduce the amount of Base Rent due under the Lease by an amount equal to $0.10 per rentable square foot per year.

C. Landlord and Tenant acknowledge and agree that the TI Budget exceeded the TI Costs by $1.00 per rentable square foot of the Premises.

D. Landlord and Tenant desire, subject to the terms and conditions set forth herein, to amend the Lease to provide for a reduction of Base Rent retroactive to the Commencement Date equal to $0.10 per rentable square foot per year.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Base Rent. The defined term “Base Rent” on page 1 of the Lease is hereby deleted in its entirety and replaced with the following:

“Base Rent:	Months 1-12 $75,401.12

Months 13-24   $79,952.95

Months 25-36   $84,504,79

Months 37-48   $89,056.62

Months 49-60   $93,608.45

Months 61-63   $95,884.37”

2.

Base Rent Adjustment. The provisions of Section 5(c) of the Work Letter regarding adjustments in Base Rent shall be of no further force or effect, and Tenant shall not be entitled to any additional reductions to Base Rent due under the Lease.

3.

Broker. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this First Amendment and that no Broker brought about this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this First Amendment.

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4.	Miscellaneous.

(a) This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(b) This First Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

(c) This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

(d) Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

[Signatures are on the next page]

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

LANDLORD:	ARE-480 ARSENAL STREET, LLC, a Delaware limited liability company

	By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

		By:	ARE-QRS CORP., a Maryland corporation, general partner

By:
			Its:	Vp

TENANT:	ARSENAL MEDICAL, INC., a Delaware corporation

By:
Its:	PRESIDENT & CEO

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SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Second Amendment”) is made as of September 4, 2012, by and between ARE-480 ARSENAL STREET, LLC, a Delaware limited liability company (“Landlord”), and 480 BIOMEDICAL, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are now parties to that certain Lease Agreement dated as of August 14, 2007, as amended by that certain First Amendment to Lease dated as of July 21, 2008 (as amended, the “Lease”). Pursuant to the Lease, Tenant leases certain premises consisting of approximately 27,311 rentable square feet (“Premises”) in a building located at 480 Arsenal Street, Watertown, Massachusetts. The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. The Base Term of the Lease is scheduled to expire on April 30, 2013.

C. Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease to, among other things, extend the Base Term.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Base Term. The defined term “Base Term” on page 1 of the Lease is hereby deleted in its entirety and replaced with the following:

“Base Term: Beginning on the Commencement Date and ending on April 30, 2018.”

2.

Base Rent. Tenant shall continue to pay Base Rent as provided for in the Lease through April 30, 2013. Commencing on May 1, 2013, Tenant shall commence paying Base Rent for the Premises at the rate of $36.00 per rentable square foot of the Premises per year, which shall be paid in equal monthly installments. Base Rent shall be increased on May 1, 2014, and on each May 1st thereafter during the Base Term (each, an “Adjustment Date”), by multiplying the Base Rent payable immediately before such Adjustment Date by 3% (“Rent Adjustment Percentage”) and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date.

3.

Tl Allowance. Landlord shall make available to Tenant a tenant improvement allowance of up to $136,555 for the design and construction of fixed and permanent improvements desired by and performed by Tenant in the Premises pursuant to the Work Letter attached to this Second Amendment as Exhibit A.

4.	Expansion Rights.

a. Right of Second Offer. Subject to the superior rights of Selecta Pharmaceuticals (“Selecta”), commencing on January 1, 2013, and continuing through October 31, 2015 (“Expansion Right Period”), Tenant shall have the right, but not the obligation, to expand the Premises (the “Second Priority Expansion Right”) to include any Available Space in the Building upon the terms and conditions in this Section. For purposes of this Section 4(a), “Available Space” shall mean that certain space located on the first floor of the Building which is known as Suite 110, consisting of approximately 15,899 rentable square feet, which is not occupied by a tenant or which is occupied by a then-existing tenant whose lease is expiring within

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1

six (6) months or less and such tenant does not wish to renew (whether or not such tenant has a right to renew) its occupancy of such space. Upon Tenant’s request, Landlord agrees to provide periodic updates from time to time to Tenant regarding the then-current expiration date of the then-existing tenant’s lease for the Available Space, any extension or renewal options available to such then-existing tenant or extension or renewal elections made by such then-existing tenant with respect to the Available Space, and the status of Selecta’s superior offer rights to lease such Available Space. If there is any Available Space in the Building at any time and from time to time during the Expansion Right Period, then prior to offering or marketing such Available Space to any third party (other than Selecta in accordance with the existing terms and provisions of Selecta’s lease as of the date hereof), but otherwise at such time as Landlord shall elect so long as Tenant’s rights hereunder are preserved, Landlord shall deliver to Tenant written notice (the “SPER Expansion Notice”) of such Available Space, together with the fair market terms and conditions (including, without limitation, Landlord’s determination of the ROSO Market Rate (defined below)) on which Landlord is prepared to lease the Available Space to Tenant. The “ROSO Market Rate” shall mean the then fair market rental rate for space of comparable size, age and quality in laboratory/office buildings in the Market Set (defined below) for a comparable term, and taking into account rental concessions, tenant improvement allowances, all Alterations and other improvements to the Available Space and all other relevant factors. The “Market Set” shall mean and include the following markets: Watertown, Waltham, Lexington and the Alewife section of Cambridge, Massachusetts. If the parties are unable to agree on the ROSO Market Rate within forty-five (45) days after Tenant’s delivery to Landlord of an SPER Exercise Notice (defined below), the ROSO Market Rate shall be determined by arbitration pursuant to Section 40 of the Lease. Provided that Selecta does not exercise its expansion right with respect to the Available Space, Tenant shall be entitled to lease such Available Space as provided in this Section 4(a). Tenant shall have seven (7) business days following Tenant’s receipt of the SPER Expansion Notice to deliver to Landlord written notification of Tenant’s exercise of the Second Priority Expansion Right (“SPER Exercise Notice”). If Tenant has elected to exercise its Second Priority Expansion Right by delivery of an SPER Exercise Notice pursuant to this Section 4(a), Tenant shall have no right thereafter to rescind or elect not to expand the Premises to include the Available Space. Tenant’s failure to deliver an SPER Exercise Notice to Landlord shall be deemed to be an election by Tenant not to exercise Tenant’s Second Priority Expansion Right with respect to the Available Space, in which case Landlord shall have the right to lease the Available Space to any third party on any terms and conditions acceptable to Landlord; provided, however, that if Landlord intends to lease the Available Space to a third party for ninety-two and one-half percent (92.5%) or less of the net effective rent contained in the SPER Expansion Notice, then prior to leasing the Available Space to a third party, Landlord shall again give Tenant an SPER Expansion Notice and Tenant shall again have its Second Priority Expansion Right, subject to the terms and conditions of this Section 4(a).

b. Right of First Offer. Tenant shall have the right, but not the obligation, during the Expansion Right Period to expand the Premises (the “Expansion Right”) to include any Expansion Space in the Building upon the terms and conditions in this Section 4(b). For purposes of this Section 4(b), “Expansion Space” shall mean any space on the first floor of the Building (other than the Available Space) which is not occupied by an existing tenant or which is occupied by a tenant whose lease is expiring within six (6) months, or less and such then tenant does not wish to renew (whether or not such tenant has a right to renew) its occupancy of such space. Upon Tenant’s request, Landlord agrees to provide periodic updates from time to time to Tenant regarding the then-current expiration date of each then-existing tenants’ leases for the Expansion Space, any extension or renewal options available to such then-existing tenants or extension or renewal elections made by such then-existing tenants with respect to the Expansion Space. If there is any Expansion Space available at any time and from time to time during the Expansion Right Period, then prior to offering or marketing such Expansion Space to any third party, but otherwise at such time as Landlord shall elect so long as Tenant’s rights hereunder are preserved, Landlord shall deliver to Tenant written notice (the “ROFO Expansion Notice”) of such Expansion Space (“Identified Space”), together with the fair market terms and conditions

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(including, without limitation, Landlord’s determination of the ROFO Market Rate (defined below)) on which Landlord is prepared to lease Tenant such Identified Space. The “ROFO Market Rate” shall mean the then fair market rental rate for space of comparable size, age and quality in laboratory/office buildings in the Market Set for a comparable term, and taking into account rental concessions, tenant improvement allowances, all Alterations and other improvements to the Identified Space and all other relevant factors. If the parties are unable to agree on the ROFO Market Rate within forty-five (45) days after Tenant’s delivery to Landlord of an ROFO Exercise Notice (defined below), the ROFO Market Rate shall be determined by arbitration pursuant to Section 40 of the Lease. Tenant shall have seven (7) business days following Tenant’s receipt of the ROFO Expansion Notice to deliver to Landlord written notification of Tenant’s exercise of the Expansion Right (“ROFO Exercise Notice”). If Tenant has elected to exercise its Expansion Right by delivery of a ROFO Exercise Notice pursuant to this Section 4(b), Tenant shall have no right thereafter to rescind or elect not to expand the Premises to include the Identified Space. Tenant’s failure to deliver a ROFO Exercise Notice to Landlord shall be deemed to be an election by Tenant not to exercise Tenant’s Expansion Right with respect to the identified Space, in which case Landlord shall have the right to lease the Identified Space to any third party on any terms and conditions acceptable to Landlord; provided, however, that if Landlord intends to lease the Identified Space to a third party for ninety-two and one-half percent (92.5%) or less of the net effective rent contained in the ROFO Expansion Notice, then prior to leasing the Identified Space to a third party, Landlord shall again give Tenant an ROFO Expansion Notice and Tenant shall again have its Expansion Right, subject to the terms and conditions of this Section 4(b).

c. Amended Lease. If: (i) Tenant fails to timely deliver an SPER Exercise Notice or ROFO Exercise Notice, or (ii) after both parties having used diligent and good faith efforts to negotiate a lease amendment or lease agreement and after the expiration of a period of twenty (20) days after Landlord’s delivery to Tenant of a lease amendment or lease agreement for Tenant’s lease of the Available Space or Identified Space, as applicable, no lease amendment or lease agreement for the Available Space or Identified Space, as applicable, acceptable to both parties each in their sole and absolute discretion, has been executed, Tenant shall be deemed to have waived its right to lease such Available Space or Identified Space, as applicable.

d. Exceptions. Notwithstanding the above, the SPER Expansion Right and the Expansion Right shall, at Landlord’s option, not be in effect and may not be exercised by Tenant:

(i) during any period of time that Tenant is in default under any provision of the Lease beyond any applicable notice and cure periods; or

(ii) if Tenant has been in Default under any provision of the Lease three (3) or more times, whether or not the Defaults are cured, during the twelve (12) month period prior to the date on which Tenant seeks to exercise the SPER Expansion Right or the Expansion Right.

e. Termination. The SPER Expansion Right and the Expansion Right shall, at Landlord’s option, terminate and be of no further force or effect even after Tenant’s due and timely exercise of the SPER Expansion Right or the Expansion Right, as applicable, if, after such exercise, but prior to the commencement date of the lease of such Available Space or Identified Space, as applicable, (i) Tenant fails to timely cure any default by Tenant under the Lease; or (ii) Tenant has Defaulted three (3) or more times during the period from the date of the exercise of the SPER Expansion Right or the Expansion Right, as applicable, to the date of the commencement of the lease of the Available Space or the Identified Space, whether or not such Defaults are cured.

f. Subordinate. Tenant’s rights in connection with the Available Space pursuant to Section 4(a) are and shall be subject to and subordinate to any existing expansion rights granted in the Available Space to Selecta as of the date hereof, and to the rights of the then-existing tenant of the Available Space.

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g. Rights Personal. The SPER Expansion Right and the Expansion Right are personal to Tenant and are not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease, except that they may be assigned in connection with any Permitted Assignment of this Lease.

h. No Extensions. The period of time within which the SPER Expansion Right and the Expansion Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the SPER Expansion Right or the Expansion Right.

5.	Right to Extend. Section 39 of the Lease is hereby deleted in its entirety and replaced with the following:

“39. Right to Extend Term. Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions:

(a) Extension Rights. Tenant shall have one (1) right (an “Extension Right”) to extend the term of this Lease for five (5) years (an “Extension Term”) on the same terms and conditions as this Lease (other than with respect to Base Rent or any Work Letter) by giving Landlord written notice of its election to exercise the Extension Right at least nine (9) months prior to the expiration of the Base Term of the Lease.

Upon the commencement of the Extension Term, Base Rent shall be payable at 95% of the Extension Market Rate (as defined below). Base Rent shall thereafter be adjusted on each annual anniversary of the commencement of such Extension Term by a percentage as determined by Landlord and agreed to by Tenant at the time the Extension Market Rate is determined or pursuant to arbitration as provided hereafter if Landlord and Tenant are unable to agree on Base Rent escalations for the Extension Term. As used herein, “Extension Market Rate” shall mean the then market rental rate for space of comparable size, age and quality in laboratory/office buildings in the Market Set for a comparable term, taking into account rental concessions, tenant improvement allowances, all Alterations and other improvements to the Premises, and all other relevant factors.

If, on or before the date which is one hundred eighty (180) days prior to the expiration of the Base Term of this Lease, Landlord and Tenant have not agreed on the Extension Market Rate and the rent escalations during the Extension Term after negotiating in good faith, Tenant shall be deemed to have elected arbitration as described in Section 40. Tenant acknowledges and agrees that, if Tenant has elected to exercise the Extension Right by delivering notice to Landlord as required in this Section 39(a), Tenant shall have no right thereafter to rescind or elect not to extend the term of the Lease for the Extension Term.

(b) Rights Personal. The Extension Right is personal to Tenant and is not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease, except that they may be assigned in connection with any Permitted Assignment of this Lease.

(c) Exceptions. Notwithstanding anything set forth above to the contrary, the Extension Right shall, at Landlord’s option, not be in effect and Tenant may not exercise the Extension Right:

(i) during any period of time that Tenant is in default under any provision of this Lease beyond any applicable notice and cure periods; or

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(ii) if Tenant has been in Default under any provision of this Lease three (3) or more times, whether or not the Defaults are cured, during the twelve (12) month period immediately prior to the date that Tenant intends to exercise the Extension Right, whether or not the Defaults are cured.

(d) No Extensions. The period of time within which the Extension Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Extension Right.

(e) Termination. The Extension Right shall, at Landlord’s option, terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Extension Right, if, after such exercise, but prior to the commencement date of the Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted three (3) or more times during the period from the date of the exercise of the Extension Right to the date of the commencement of the Extension Term, whether or not such Defaults are cured.”

6.	Arbitration. Section 40 of the Lease is hereby deleted in its entirety and replaced with the following:

“40. Arbitration.

(a) Within ten (10) days of Tenant’s notice to Landlord of its election (or deemed election) to arbitrate the ROSO Market Rate, the ROFO Market Rate, the Extension Market Rate, and any escalations associated therewith, as applicable, each party shall deliver to the other a proposal containing the ROSO Market Rate, the ROFO Market Rate or the Extension Market Rate, as applicable, and escalations that the submitting party believes to be correct (each, an “Extension Proposal”). If either party fails to timely submit an Extension Proposal, the other party’s submitted proposal shall determine the Base Rent and escalations for the Available Space, Identified Space, or the Extension Term, as applicable. If both parties submit Extension Proposals, then Landlord and Tenant shall meet within seven (7) days after delivery of the last Extension Proposal and make a good faith attempt to mutually appoint a single Arbitrator (as defined below) to determine the ROSO Market Rate, the ROFO Market Rate, the Extension Market Rate and escalations, as applicable. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other within ten (10) days after the meeting, select an Arbitrator. If either party fails to timely give notice of its selection for an Arbitrator, the other party’s submitted proposal shall determine the Base Rent and escalations for the Available Space, Identified Space, or the Extension Term, as applicable. The two (2) Arbitrators so appointed shall, within five (5) business days after their appointment, appoint a third Arbitrator. If the two (2) Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located, upon ten (10) days prior written notice to the other party of such intent.

(b) The decision of the Arbitrator(s) shall be made within thirty (30) days after the appointment of a single Arbitrator or the third Arbitrator, as applicable. The decision of the single Arbitrator shall be final and binding upon the parties. The average of the two closest Arbitrators in a three Arbitrator panel shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the third Arbitrator shall be borne equally by both parties. If the ROSO Market Rate or the ROFO Market Rate and escalations are not determined prior to the commencement date of the lease with respect to the Available Space or the Identified Space, as applicable, then Tenant shall pay Landlord Base Rent for the Available Space or Identified Space, as applicable, in an amount equal to the per square foot rate of Base Rent then payable with respect to the existing Premises until such determination is made. After the determination of the ROSO Market Rate, the ROFO Market Rate and escalations, as applicable, the parties shall make any necessary

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adjustments to such payments made by Tenant with respect to the Available Space or Identified Space, as applicable. Landlord and Tenant shall then execute an amendment recognizing the ROSO Market Rate or ROFO Market Rate, as applicable, and escalations for the Available Space or Identified Space, as applicable. If the Extension Market Rate and escalations are not determined by the first day of the Extension Term, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the Extension Term and increased by the Rent Adjustment Percentage until such determination is made. After the determination of the Extension Market Rate and escalations, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute an amendment recognizing the Extension Market Rate and escalations for the Extension Term.

(c) An “Arbitrator” shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (i) shall be (A) a member of the American Institute of Real Estate Appraisers with not less than ten (10) years of experience in the appraisal of improved office, laboratory and/or life sciences real estate in the greater Boston metropolitan area, or (B) a licensed commercial real estate broker with not less than fifteen (15) years experience (unless Landlord and Tenant otherwise mutually agree to appoint a licensed commercial real estate broker with less than fifteen (15) years experience) representing landlords and/or tenants in the leasing of office, laboratory and/or life sciences real estate in the greater Boston metropolitan area, (ii) devoting substantially all of their time to professional appraisal or brokerage work, as applicable, at the time of appointment and (iii) be in all respects impartial and disinterested.

7.

Business Relationship Parties. Notwithstanding anything in Section 21 or any other provision of the Lease to contrary, Tenant may from time to time permit employees of Arsenal Medical, Inc. (each, a “Business Relationship Party”) to occupy space within the Premises pursuant to an occupancy agreement between Tenant and Arsenal Medical, Inc., a copy of which Tenant shall deliver to Landlord concurrently with its delivery of an executed original of this Second Amendment, provided that (a) Tenant does not separately demise such space and the Business Relationship Parties utilize, in common with Tenant, certain shared central services, such as reception, photocopying and the like; and (b) the Business Relationship Parties occupy space in the Premises for the Permitted Uses and for no other purpose. If any Business Relationship Parties occupy any portion of the Premises as described herein, it is agreed that (i) the Business Relationship Parties must comply with all provisions of the Lease; (ii) all notices required of Landlord under the Lease shall be forwarded only to Tenant in accordance with the terms of this Lease and in no event shall Landlord be required to send any notices to any Business Relationship Parties; (iii) in no event shall any use or occupancy of any portion of the Premises by any Business Relationship Parties release or relieve Tenant from any of its obligations under this Lease; and (iv) in no event shall the occupancy of any portion of the Premises by Business Relationship Parties be deemed to create a landlord/tenant relationship between Landlord and such Business Relationship Parties, and, in all instances, Tenant shall be considered the sole tenant under this Lease notwithstanding the occupancy of any portion of the Premises by the Business Relationship Parties. Notwithstanding anything to the contrary contained herein, Tenant shall be fully responsible for the acts of the Business Relationship Parties entering the Premises pursuant to this paragraph and, as a condition to permitting them to enter, such Business Relationship Parties agree that Landlord shall have no liability to or in connection with such parties for any matters.

8.

Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this Second Amendment and that no Broker brought about this transaction, other than Colliers International. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the broker, if any named in this Second Amendment, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction. Landlord shall pay any commission due to Colliers International pursuant to a separate written agreement between Landlord and Colliers International.

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9.	Miscellaneous.

a. This Second Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Second Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b. This Second Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

c. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Second Amendment attached thereto.

d. Except as amended and/or modified by this Second Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Second Amendment. In the event of any conflict between the provisions of this Second Amendment and the provisions of the Lease, the provisions of this Second Amendment shall prevail. Whether or not specifically amended by this Second Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Second Amendment.

[Signatures are on the next page.]

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

LANDLORD:	ARE-480 ARSENAL STREET, LLC,
a Delaware limited liability company

	By:	ALEXANDRIA REAL ESTATE EQUITIES, LP., a
Delaware limited partnership,
managing member

		By:	ARE-QRS CORP.,
a Maryland corporation,
general partner

			By:	/s/ Eric S. Johnson
			Its:	Vice President
Real Estate Legal Affairs

TENANT:	480 BIOMEDICAL, INC.,
a Delaware corporation

By:
	Its:	EVP, CBO

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EXHIBIT A TO LEASE

WORK LETTER

THIS WORK LETTER (this “Work Letter”) is incorporated into that certain Lease Agreement dated as of August 14, 2007, as amended by that certain First Amendment to Lease dated as of July 21, 2008, and as further amended by that certain Second Amendment to Lease dated as of September 4, 2012 (“Second Amendment”) (as amended, the “Lease”), now by and between ARE-480 ARSENAL STREET, LLC, a Delaware limited liability company (“Landlord”), and 480 BIOMEDICAL, INC., a Delaware corporation (“Tenant”). Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1. General Requirements.

(a) Tenant’s Authorized Representative. Tenant designates Raymond Knox and Marion Imposimato (either such individual acting alone, “Tenant’s Representative”) as the only persons authorized to act for Tenant pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing (which may include email) from Tenant’s Representative. Tenant may change either Tenant’s Representative at any time upon not less than five (5) business days advance written notice to Landlord.

(b) Landlord’s Authorized Representative. Landlord designates Joe Maguire and Jo Ann Merlino-Rogers (either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing (which may include email) from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than five (5) business days advance written notice to Tenant.

(c) Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that the architect (the “TI Architect”) for the Tenant Improvements (as defined in Section 2(a) below), the general contractor, project manager, any consultants and any subcontractors for the Tenant improvements shall be selected by Tenant, subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord shall be named a third party beneficiary of any contract entered into by Tenant with the TI Architect, any consultant, any contractor or any subcontractor, and of any warranty made by any contractor or any subcontractor.

2. Tenant Improvements.

(a) Tenant Improvements Defined. As used herein, “Tenant improvements” shall mean all improvements to the Premises desired by Tenant of a fixed and permanent nature. Other than funding the TI Allowance (as defined below) as provided herein, Landlord shall not have any obligation whatsoever with respect to the Tenant Improvements.

(b) Tenant’s Space Plans. Tenant shall deliver to Landlord schematic drawings and outline specifications (the “TI Design Drawings”) detailing Tenant’s requirements for the Tenant Improvements on or before December 31, 2012. Tenant shall have the right to deliver successive sets of TI Design Drawings to Landlord if Tenant elects to perform the Tenant Improvements in phases. If Tenant elects to perform the Tenant Improvements in phases, the time periods set forth in this Section 2 shall apply with respect to the particular set of TI Design Drawings applicable to each phase. Not more than seven (7) days thereafter, Landlord shall deliver to Tenant the written objections, questions or comments of Landlord and the TI Architect with regard to the TI Design Drawings. Tenant shall cause the TI Design Drawings to be revised to reasonably address such written comments and shall resubmit said drawings to Landlord for approval within fifteen (15) business days thereafter. Such process shall continue until Landlord has approved the TI Design Drawings.

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(c) Working Drawings. Not later than thirty (30) business days following the approval of the TI Design Drawings by Landlord, Tenant shall cause the TI Architect to prepare and deliver to Landlord for review and comment construction plans, specifications and drawings for the Tenant Improvements (“TI Construction Drawings”), which TI Construction Drawings shall be prepared substantially in accordance with the TI Design Drawings. Tenant shall be solely responsible for ensuring that the TI Construction Drawings reflect Tenant’s requirements for the Tenant Improvements. Landlord shall deliver its written comments on the TI Construction Drawings to Tenant not later than ten (10) business days after Landlord’s receipt of the same; provided, however, that Landlord may not disapprove any matter that is consistent with the TI Design Drawings. Tenant and the TI Architect shall consider all such comments in good faith and shall, within ten (10) business days after receipt, notify Landlord how Tenant proposes to respond to such comments. Any disputes in connection with such comments shall be resolved in accordance with Section 2(d) hereof. Provided that the design reflected in the TI Construction Drawings is consistent with the TI Design Drawings, Landlord shall approve the TI Construction Drawings submitted by Tenant. Once approved by Landlord, subject to the provisions of Section 4 below, Tenant shall not materially modify the TI Construction Drawings except as may be reasonably required in connection with the issuance of the TI Permit (as defined in Section 3(a) below).

(d) Approval and Completion. If any dispute regarding the design of the Tenant Improvements is not settled within ten (10) business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Tenant Improvements, provided (i) Tenant acts reasonably and such final decision is either consistent with or a compromise between Landlord’s and Tenant’s positions with respect to such dispute, (ii) that all costs and expenses resulting from any such decision by Tenant shall be payable out of the TI Fund (as defined in Section 5(d) below), and (iii) Tenant’s decision will not affect the base Building, structural components of the Building or any Building Systems (in which case Landlord shall make the final decision). Any changes to the TI Construction Drawings following Landlord’s and Tenant’s approval of same requested by Tenant shall be processed as provided in Section 4 hereof.

3. Performance of the Tenant Improvements.

(a) Commencement and Permitting of the Tenant Improvements. Tenant shall commence construction of each phase of the Tenant Improvements upon obtaining and delivering to Landlord a building permit for such phase (the “TI Permit”) authorizing the construction of the Tenant Improvements consistent with the TI Construction Drawings approved by Landlord. The cost of obtaining the TI Permit shall be payable from the TI Fund. Landlord shall reasonably assist and cooperate with Tenant in obtaining the TI Permit and all licenses and permits related to the TI Permit, if any, required for the construction and completion of the Tenant Improvements. Prior to the commencement of construction of the Tenant Improvements, Tenant shall deliver to Landlord a copy of any contract with Tenant’s contractors (including the TI Architect), and certificates of insurance from any contractor performing any part of the Tenant Improvement evidencing industry standard commercial general liability, automotive liability, “builder’s risk”, and workers’ compensation insurance. Tenant shall cause the general contractor to provide a certificate of insurance naming Landlord, Alexandria Real Estate Equities, Inc., and Landlord’s lender (if any) as additional insureds for the general contractor’s liability coverages required above.

(b) Selection of Materials, Etc. Where more than one type of material or structure is indicated on the TI Construction Drawings approved by Tenant and Landlord, the option will be within Tenant’s reasonable discretion if the matter concerns the Tenant Improvements, and within Landlord’s sole and absolute subjective discretion if the matter concerns the structural components of the Building or any Building System.

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(c) Tenant Liability. Tenant shall be responsible for correcting any deficiencies or defects in the Tenant Improvements.

(d) Substantial Completion. Tenant shall substantially complete or cause to be substantially completed the Tenant Improvements in a good and workmanlike manner, in accordance with the TI Permit subject, in each case, to Minor Variations and normal “punch list” items of a non-material nature which do not interfere with the use of the Premises (“Substantial Completion” or “Substantially Complete”). Upon Substantial Completion of the Tenant Improvements, Tenant shall require the TI Architect and the general contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704. For purposes of this Work Letter, “Minor Variations” shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comport with good design, engineering, and construction practices which are not material; or (iii) to make reasonable adjustments for field deviations or conditions encountered during the construction of the Tenant Improvements.

4. Changes. Any changes requested by Tenant to the Tenant Improvements after the delivery and approval by Landlord of the TI Design Drawings, shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed.

(a) Tenant’s Right to Request Changes. If Tenant shall request changes (“Changes”), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant’s Representative. Landlord shall review and approve or disapprove such Change Request within ten (10) business days thereafter, provided that Landlord’s approval shall not be unreasonably withheld, conditioned or delayed.

(b) Implementation of Changes. If Landlord approves such Change and Tenant deposits with Landlord any Excess TI Costs (as defined in Section 5(d) below) required in connection with such Change, Tenant may cause the approved Change to be instituted. If any TI Permit modification or change is required as a result of such Change, Tenant shall promptly provide Landlord with a copy of such TI Permit modification or change.

5. Costs.

(a) Budget For Tenant Improvements. Before the commencement of construction of the Tenant Improvements, Tenant shall obtain a detailed breakdown, by trade, of the costs incurred or that will be incurred, in connection with the design and construction of The Tenant Improvements (the “Budget”), and deliver a copy of the Budget to Landlord for Landlord’s approval, which shall not be unreasonably withheld, conditioned, or delayed. The parties agree that Tenant may prepare a separate Budget for each particular phase of the Tenant Improvements. The Budget shall be based upon the TI Construction Drawings approved by Landlord. If the Budget is greater than the TI Allowance, Tenant shall deposit with Landlord the difference, in cash, prior to the commencement of construction of the Tenant Improvements, for disbursement by Landlord as described in Section 5(d).

(b) TI Allowance. Landlord shall provide to Tenant a tenant improvement allowance (“TI Allowance”) of $5.00 per rentable square foot of the Premises, or $136,555 in the aggregate. The TI Allowance shall be disbursed in accordance with this Work Letter.

Tenant shall have no right to the use or benefit (including any reduction to Base Rent) of any portion of the TI Allowance not required for the construction of (i) the Tenant Improvements described in the TI Construction Drawings approved pursuant to Section 2(d), (ii) any Changes pursuant to Section 4, or (iii) the construction of Alterations in the Premises (which, for the avoidance of doubt, shall include any Available Space or Identified Space leased by Tenant) pursuant to Section 11 of the Lease. Tenant shall have no right to any portion of the TI Allowance that is not disbursed before the expiration of the Expansion Right Period.

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(c) Costs Includable in TI Fund. The TI Fund shall be used solely for the following purposes (collectively, “TI Costs”): payment of design, permits (including, without limitation, the TI Permit) and construction costs in connection with the construction of the Tenant Improvements, including, without limitation, Tenant’s voice or data cabling, the cost of electrical power and other utilities used in connection with the construction of the Tenant improvements, project management of all aspects of the design and construction of the Tenant Improvements, the cost of preparing the TI Design Drawings and the TI Construction Drawings, all costs set forth in the Budget, and the cost of Changes. Notwithstanding anything to the contrary contained herein, but subject to the preceding sentence, the TI Fund shall not be used to purchase any furniture, personal property or other non-Building system materials or equipment, including, but not limited to, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Tenant Improvements. Notwithstanding anything to the contrary contained in the Lease, including, without limitation, Section 11, Landlord shall not charge, and Tenant shall have no liability or responsibility to pay to Landlord, any administrative rent, construction management fee, construction oversight fee, or any similar costs or fees, except that Landlord shall be entitled to reimbursement for any third-party out-of-pocket costs or expenses incurred by Landlord in connection with its assistance and cooperation with Tenant in obtaining the TI Permit and other licenses and permits related to the TI Permit.

(d) Excess TI Costs. Landlord shall have no obligation to bear any portion of the cost of any of the Tenant Improvements except to the extent of the TI Allowance. If at any time and from time-to-time, the remaining TI Costs under the Budget exceed the remaining unexpended TI Allowance, Tenant shall deposit with Landlord, as a condition precedent to Landlord’s obligation to fund the TI Allowance, 100% of the then current TI Cost in excess of the remaining TI Allowance (“Excess TI Costs”). If Tenant fails to deposit, or is late in depositing any Excess TI Costs with Landlord, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge). For purposes of any litigation instituted with regard to such amounts, those amounts will be deemed Rent under the Lease. The TI Allowance and Excess TI Costs is herein referred to as the “TI Fund.” Funds deposited by Tenant shall be the first thereafter disbursed to pay TI Costs. Notwithstanding anything to the contrary set forth in this Section 5(d), Tenant shall be fully and solely liable for TI Costs and the cost of Minor Variations in excess of the TI Allowance. If upon Substantial Completion of all phases of the Tenant Improvements and the payment of all sums due in connection therewith there remains any undisbursed portion of the TI Fund, Tenant shall be entitled to such undisbursed TI Fund solely to the extent of any Excess TI Costs deposit Tenant has actually made with Landlord.

(e) Payment for TI Costs. During the course of design and construction of the Tenant Improvements, Landlord shall pay TI Costs once a month against a draw request in Landlord’s standard form, containing evidence that such TI Costs are due and such certifications, lien waivers (including a conditional lien release for each progress payment and unconditional lien releases for the prior month’s progress payments), inspection reports and other matters as Landlord customarily obtains, to the extent of Landlord’s approval thereof for payment, no later than thirty (30) days following receipt of such draw request. Upon completion of the Tenant Improvements (and prior to any final disbursement of the TI Fund), Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and first tier subcontractors who did the work and final, unconditional lien waivers from all such contractors and first tier subcontractors; (ii) as-built plans (one copy in print format and two copies in electronic CAD format) for such Tenant Improvements; (iii) a certification of substantial completion in Form AIA G704, (iv) if required by the Town of Watertown as a result of the Tenant Improvements, a certificate of occupancy or temporary a certificate of occupancy for the Premises; and (v) if applicable, copies of all operation and maintenance manuals and warranties affecting the Premises.

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6. Miscellaneous.

(a) Consents. Whenever consent or approval of either party is required under this Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, except as may be expressly set forth herein to the contrary.

(b) Modification. No modification, waiver or amendment of this Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.Default. Notwithstanding anything set forth herein or in the Lease to the contrary, Landlord shall not have any obligation to perform any work hereunder or to fund any portion of the TI Fund during any period Tenant is in default under the Lease beyond any applicable notice and cure periods.

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THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (this “Third Amendment”) is made as of September 6, 2013, by and between ARE-480 ARSENAL STREET, LLC, a Delaware limited liability company (“Landlord”), and 480 BIOMEDICAL, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are now parties to that certain Lease Agreement dated as of August 14, 2007, as amended by that certain First Amendment to Lease dated as of July 21, 2008, and as further amended by that certain Second Amendment to Lease dated September 4, 2012 (as amended, the “Lease”). Pursuant to the Lease, Tenant leases certain premises consisting of approximately 27,311 rentable square feet (“Original Premises”) in a building located at 480 Arsenal Street, Watertown, Massachusetts. The Original Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease to, among other things, expand the size of the Original Premises by adding approximately 7,828 rentable square feet on the first floor of the Building.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.

Expansion Premises. In addition to the Original Premises, commencing on the Expansion Premises Commencement Date (as defined below), Landlord leases to Tenant, and Tenant leases from Landlord, that certain portion of the first floor of the Building containing approximately 7,828 rentable square feet, as shown on Exhibit A attached to this Third Amendment (“Expansion Premises”). Prior to the Expansion Premises Commencement Date, the Expansion Premises was occupied by Dicerna Pharmaceuticals, Inc., a Delaware corporation (“Dicerna”) pursuant to a lease between Landlord and Dicerna dated as of March 14, 2008, as amended.

2.

Delivery. Landlord shall use reasonable efforts to make the Expansion Premises available to Tenant for Tenant’s Work (as defined in the Expansion Premises Work Letter) under the Expansion Premises Work Letter attached to this Third Amendment as Exhibit B (“Delivery” or “Deliver”) on or before December 1, 2013 (“Target Expansion Premises Commencement Date”). If Landlord fails to timely Deliver the Expansion Premises, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Third Amendment shall not be void or voidable except as provided herein. If Landlord does not Deliver the Expansion Premises on or before June 1, 2014, for any reason other than Force Majeure delays and delays caused by Tenant, this Third Amendment may be terminated by Tenant by written notice to Landlord, and if so terminated by Tenant, neither Landlord nor Tenant shall have any further rights, duties or obligations under the Lease with respect to the Expansion Premises, except with respect to provisions which expressly survive termination of the Lease. If Tenant does not elect to terminate this Third Amendment on or before June 5, 2014, such right to void this Third Amendment shall be waived and this Third Amendment shall remain in full force and effect.

The “Expansion Premises Commencement Date” shall be the date Landlord Delivers the Expansion Premises to Tenant demised, as reflected on Exhibit A attached to this Third Amendment, from the adjacent space occupied by Dicerna (“Dicerna Premises”) and all Common Areas in the Building provided, however, that in no event shall the Expansion Premises Commencement Date occur prior to December 1, 2013. The “Expansion Premises Rent Commencement Date” shall be the date that is 61 days after the Expansion Premises Commencement Date; provided, however, that if Tenant (or any sublessee of Tenant under

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Section 21 of the Lease) conducts business in any portion of the Expansion Premises prior to the date that is 61 days after the Expansion Premises Commencement Date, then Tenant shall commence paying Base Rent with respect to the portion of the Expansion Premises in which business is being conducted only commencing on the date that Tenant (or any sublessee of Tenant under Section 21 of the Lease) commences conducting such business in the Expansion Premises. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Expansion Premises Commencement Date when such is established in substantially the same form as the “Acknowledgement of Commencement Date” attached to the Lease as Exhibit D; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder.

Except as set forth in the Expansion Premises Work Letter attached to this Third Amendment or except as otherwise set forth in the Lease: (i) Tenant shall accept the Expansion Premises in their condition as of the Expansion Premises Commencement Date; (ii) Landlord shall have no obligation for any defects in the Expansion Premises; and (iii) Tenant’s taking possession of the Expansion Premises shall be conclusive evidence that Tenant accepts the Expansion Premises and that the Expansion Premises were in good condition at the time possession was taken. The foregoing shall in no way modify or limit Landlord’s repair and maintenance obligations contained in Section 12 of the Lease.

Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Expansion Premises, and/or the suitability of the Expansion Premises for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Expansion Premises are suitable for Tenant’s Permitted Use.

3.	Definition of Premises. Commencing on the Expansion Premises Commencement Date, the defined term “Premises” on Page 1 of the Lease is deleted in its entirety and replaced with the following:

“Premises: That portion of the Project comprised of (i) all of Area 2C and a portion of Area 1D of the Building (as hereinafter defined), containing approximately 27,311 rentable square feet in the aggregate (“Original Premises”), and (ii) a portion of the first floor of the Building commonly known as Suite 125 containing approximately 7,828 rentable square feet (“Expansion Premises”), all as determined by Landlord, as shown on Exhibit A.”

As of the Expansion Premises Commencement Date, Exhibit A to the Lease shall be amended to include Exhibit A attached to this Third Amendment.

4.	Definition of Base Term. Commencing on the Expansion Premises Commencement Date, the defined term “Base Term” on Page 1 of the Lease is deleted in its entirety and replaced with the following:

“Base Term: Beginning (i) with respect to the Original Premises on the Commencement Date, and (ii) with respect to the Expansion Premises on the Expansion Premises Commencement Date, and ending with respect to the entire Premises on April 30, 2018.”

5.

Base Rent. Tenant shall continue to pay Base Rent for the Original Premises as provided for in the Lease through April 30, 2018. Commencing on the Expansion Premises Rent Commencement Date Tenant shall commence paying Base Rent for the Expansion Premises in the amount of $38.50 per rentable square foot of the Expansion Premises per year, which shall be paid in equal monthly installments. Base Rent for the Expansion Premises shall be increased on the first anniversary of the Expansion Premises Rent Commencement Date, and on each anniversary of the Expansion Premises Rent Commencement Date thereafter during the Base Term (each, an “Expansion Premises Adjustment Date”), by multiplying the Base Rent payable

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for the Expansion Premises immediately before such Expansion Premises Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable for the Expansion Premises immediately before such Expansion Premises Adjustment Date. Payments of Base Rent for the Expansion Premises for any fractional calendar month shall be prorated.

6.

Rentable Area of the Premises. Commencing on the Expansion Premises Commencement Date, the defined term “Rentable Area of the Premises” on page 1 of the Lease is deleted in its entirety and replaced with the following:

“Rentable Area of the Premises: 35,139 sq. ft.”

7.

Tenant’s Share of Operating Expenses. Commencing on the Expansion Premises Commencement Date, the defined term “Tenant’s Share of Operating Expenses” on page 1 of the Lease are deleted in their entirety and replaced with the following:

“Tenant’s Share of Operating Expenses: 24.97%”

Notwithstanding the foregoing, Tenant shall commence paying Operating Expenses with respect to the Expansion Premises on the Expansion Premises Rent Commencement Date (such that Tenant’s Share of Operating Expenses payable for the period commencing on the Expansion Premises Commencement Date through the day immediately preceding the Expansion Premises Rent Commencement Date shall be equal to 19.40%), except for any Utilities which Tenant is required under Section 10 of the Lease to pay as part of Operating Expenses, which Tenant shall commence paying on the Expansion Premises Commencement Date; provided, however, that if Tenant (or any sublessee of Tenant under Section 21 of the Lease) conducts business in any portion of the Expansion Premises prior to the Expansion Premises Rent Commencement Date, then Tenant shall commence paying Operating Expenses with respect to the portion of the Expansion Premises in which business is being conducted only commencing on the date that Tenant (or any sublessee of Tenant under Section 21 of the Lease) commences conducting such business in the Expansion Premises.

8.

Utilities. Notwithstanding anything to the contrary contained in this Third Amendment, Tenant shall commence paying for all Utilities in connection with the Expansion Premises on the Expansion Premises Commencement Date. The Expansion Premises shall, as of the Expansion Premises Commencement Date, be separately sub-metered for electricity and Tenant shall be required to pay Landlord the actual amount charged for electricity provided to the Premises by the electrical provider, as measured by the submeter, without any mark-up by Landlord. Tenant acknowledges and agrees that (i) the air compressor serving the Expansion Premises is (and shall continue during the Term to be) connected to the sub-meter for the Expansion Premises and the electricity used in connection therewith shall be payable in full by Tenant although the air compressor serves both the Expansion Premises and the Dicerna Premises, and (ii) the vacuum pump and the ejector pump serving the Expansion Premises are (and shall continue during the Term to be) connected to the sub-meter for the Dicerna Premises and the electricity used in connection with the vacuum pump and the ejector pump with respect to the Expansion Premises shall be payable in full by Dicerna (or, if applicable, any future tenant of the Dicerna Premises) although the vacuum pump and the ejector pump serve both the Expansion Premises and the Dicerna Premises. Tenant agrees that the allocation of the electricity costs relating to the air compressor, the vacuum pump and the ejector pump pursuant to the immediately preceding sentence is equitable. For the avoidance of doubt, the analytical labs located within the Dicerna Premises shall, as part of the work performed by Landlord to demise the Expansion Premises from the Dicerna Premises, be re-wired so that, as of the Expansion Premises Commencement Date, the analytical labs will be connected to the submeter serving the Dicerna Premises.

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9.

Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this Third Amendment and that no Broker brought about this transaction, other than Colliers International, Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the brokers, if any named in this Third Amendment, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction. Landlord shall be responsible for all commissions due to Colliers International arising out of the execution of this Third Amendment in accordance with the terms of a separate written agreement between Colliers International and Landlord.

10.	Miscellaneous.

a. This Third Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Third Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b. This Third Amendment is binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

c. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Third Amendment attached thereto.

d. Except as amended and/or modified by this Third Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Third Amendment. In the event of any conflict between the provisions of this Third Amendment and the provisions of the Lease, the provisions of this Third Amendment shall prevail. Whether or not specifically amended by this Third Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Third Amendment.

[Signatures are on the next page]

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IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first above written.

LANDLORD:	ARE-480 ARSENAL STREET, LLC,
a Delaware limited liability company

	By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

By:	ARE-QRS CORP., a Maryland Corporation, general partner

By:	/s/ Eric S. Johnson
Its:	Vice President
Real Estate Legal Affairs

TENANT:	480 BIOMEDICAL, INC.,
a Delaware corporation

	By:	/s/ Blaine H. McKee
Name: Blaine H. McKee
Title: Executive VP & Chief Business Officer

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EXHIBIT A

EXPANSION PREMISES

EXHIBIT B

EXPANSION PREMISES WORK LETTER

THIS EXPANSION PREMISES WORK LETTER (this “Expansion Premises Work Letter”) is incorporated into that certain Lease Agreement dated as of August 14, 2007, as amended by that certain First Amendment to Lease dated as of July 21, 2008, as further amended by that certain Second Amendment to Lease dated as of September 4, 2012, and as further amended by that certain Third Amendment to Lease dated as of 916, 2013 (as amended, the “Lease”), by and between ARE-480 ARSENAL STREET, LLC, a Delaware limited liability company (“Landlord”), and 480 BIOMEDICAL, INC., a Delaware corporation (“Tenant”). Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1. General Requirements.

(a) Tenant’s Authorized Representative. Tenant designates Raymond Knox and Marion Imposimato (either such individual acting alone, “Tenant’s Representative”) as the only persons authorized to act for Tenant pursuant to this Expansion Premises Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Expansion Premises Work Letter unless such Communication is in writing (which may include email) from Tenant’s Representative. Tenant may change either Tenant’s Representative at any time upon not less than five (5) business days advance written notice to Landlord.

(b) Landlord’s Authorized Representative. Landlord designates Joe Maguire and Jo Ann Merlino-Rogers (either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Expansion Premises Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Expansion Premises Work Letter unless such Communication is in writing (which may include email) from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than five (5) business days advance written notice to Tenant.

(c) Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that the architect (the “Tl Architect”) for the Tenant Improvements (as defined in Section 2(a) below), the general contractor, project manager, any consultants and any subcontractors for the Tenant Improvements shall be selected by Tenant, subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord shall be named a third party beneficiary of any contract entered into by Tenant with the Tl Architect, any consultant, any contractor or any subcontractor, and of any warranty made by any contractor or any subcontractor.

2. Tenant Improvements.

(a) Tenant Improvements Defined. As used herein, “Tenant Improvements” shall mean all improvements to the Premises (including the Expansion Premises) desired by Tenant of a fixed and permanent nature, which shall include, without limitation, the installation in locations within the Premises reasonably acceptable to Landlord and Tenant of (i) four (4) 6’ fume hoods at 900 cfm, (ii) six (6) spot exhaust at 100 cfm, and (iii) one (1) spot exhaust at 200 cfm. Other than funding the Tl Allowance (as defined below) as provided herein, Landlord shall not have any obligation whatsoever with respect to the Tenant Improvements.

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(b) Tenant’s Space Plans. Tenant shall deliver to Landlord schematic drawings and outline specifications (the “TI Design Drawings”) detailing Tenant’s requirements for the Tenant Improvements. Tenant shall have the right to deliver successive sets of TI Design Drawings to Landlord if Tenant elects to perform the Tenant Improvements in phases. If Tenant elects to perform the Tenant Improvements in phases, the time periods set forth in this Section 2 shall apply with respect to the particular set of TI Design Drawings applicable to each phase. Not more than seven (7) days thereafter, Landlord shall deliver to Tenant the written objections, questions or comments of Landlord and the TI Architect with regard to the TI Design Drawings. Tenant shall cause the TI Design Drawings to be revised to reasonably address such written comments and shall resubmit said drawings to Landlord for approval within fifteen (15) business days thereafter. Such process shall continue until Landlord has approved the TI Design Drawings.

(c) Working Drawings. Not later than thirty (30) business days following the approval of the TI Design Drawings by Landlord, Tenant shall cause the TI Architect to prepare and deliver to Landlord for review and comment construction plans, specifications and drawings for the Tenant Improvements (“TI Construction Drawings”), which TI Construction Drawings shall be prepared substantially in accordance with the TI Design Drawings. Tenant shall be solely responsible for ensuring that the TI Construction Drawings reflect Tenant’s requirements for the Tenant Improvements. Landlord shall deliver its written comments on the TI Construction Drawings to Tenant not later than ten (10) business days after Landlord’s receipt of the same; provided, however, that Landlord may not disapprove any matter that is consistent with the TI Design Drawings. Tenant and the TI Architect shall consider all such comments in good faith and shall, within ten (10) business days after receipt, notify Landlord how Tenant proposes to respond to such comments. Any disputes in connection with such comments shall be resolved in accordance with Section 2(d) hereof. Provided that the design reflected in the TI Construction Drawings is consistent with the TI Design Drawings, Landlord shall approve the TI Construction Drawings submitted by Tenant. Once approved by Landlord, subject to the provisions of Section 4 below, Tenant shall not materially modify the TI Construction Drawings except as may be reasonably required in connection with the issuance of the TI Permit (as defined in Section 3(a) below).

(d) Approval and Completion. If any dispute regarding the design of the Tenant Improvements is not settled within ten (10) business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Tenant Improvements, provided (i) Tenant acts reasonably and such final decision is either consistent with or a compromise between Landlord’s and Tenant’s positions with respect to such dispute, (ii) that all costs and expenses resulting from any such decision by Tenant shall be payable out of the TI Fund (as defined in Section 5(d) below), and (iii) Tenant’s decision will not affect the base Building, structural components of the Building or any Building Systems (in which case Landlord shall make the final decision). Any changes to the TI Construction Drawings following Landlord’s and Tenant’s approval of same requested by Tenant shall be processed as provided in Section 4 hereof.

3. Performance of the Tenant Improvements.

(a) Commencement and Permitting of the Tenant Improvements. Tenant shall commence construction of each phase of the Tenant Improvements upon obtaining and delivering to Landlord a building permit for such phase (the “TI Permit”) authorizing the construction of the Tenant Improvements consistent with the TI Construction Drawings approved by Landlord. The cost of obtaining the TI Permit shall be payable from the TI Fund. Landlord shall reasonably assist and cooperate with Tenant in obtaining the TI Permit and all licenses and permits related to the TI Permit, if any, required for the construction and completion of the Tenant Improvements. Prior to the commencement of construction of the Tenant Improvements, Tenant shall deliver to Landlord a copy of any contract with Tenant’s contractors (including the TI Architect), and certificates of insurance from any contractor performing any part of the Tenant Improvement evidencing industry standard commercial general liability, automotive liability, “builder’s risk”, and workers’ compensation insurance. Tenant shall cause the general contractor to provide a certificate of insurance naming Landlord, Alexandria Real Estate Equities, Inc., and Landlord’s lender (if any) as additional insureds for the general contractor’s liability coverages required above.

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(b) Selection of Materials, Etc. Where more than one type of material or structure is indicated on the TI Construction Drawings approved by Tenant and Landlord, the option will be within Tenant’s reasonable discretion if the matter concerns the Tenant Improvements, and within Landlord’s sole and absolute subjective discretion if the matter concerns the structural components of the Building or any Building System.

(c) Tenant Liability. Tenant shall be responsible for correcting any deficiencies or defects in the Tenant Improvements.

(d) Substantial Completion. Tenant shall substantially complete or cause to be substantially completed the Tenant Improvements in a good and workmanlike manner, in accordance with the TI Permit subject, in each case, to Minor Variations and normal “punch list” items of a non-material nature which do not interfere with the use of the Expansion Premises (“Substantial Completion” or “Substantially Complete”). Upon Substantial Completion of the Tenant Improvements, Tenant shall require the TI Architect and the general contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704. For purposes of this Expansion Premises Work Letter, “Minor Variations” shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comport with good design, engineering, and construction practices which are not material; or (iii) to make reasonable adjustments for field deviations or conditions encountered during the construction of the Tenant Improvements.

4. Changes. Any changes requested by Tenant to the Tenant Improvements after the delivery and approval by Landlord of the TI Design Drawings, shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord,which approval shall not be unreasonably withheld, conditioned or delayed.

(a) Tenant’s Right to Request Changes. If Tenant shall request changes (“Changes”), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant’s Representative. Landlord shall review and approve or disapprove such Change Request within ten (10) business days thereafter, provided that Landlord’s approval shall not be unreasonably withheld, conditioned or delayed.

(b) Implementation of Changes. If Landlord approves such Change and Tenant deposits with Landlord any Excess TI Costs (as defined in Section 5(d) below) required in connection with such Change, Tenant may cause the approved Change to be instituted. If any TI Permit modification or change is required as a result of such Change, Tenant shall promptly provide Landlord with a copy of such TI Permit modification or change.

5. Costs.

(a) Budget For Tenant Improvements. Before the commencement of construction of the Tenant Improvements, Tenant shall obtain a detailed breakdown, by trade, of the costs incurred or that will be incurred, in connection with the design and construction of The Tenant Improvements (the “Budget”), and deliver a copy of the Budget to Landlord for Landlord’s approval, which shall not be unreasonably withheld, conditioned, or delayed. The parties agree that Tenant may prepare a separate Budget for each particular phase of the Tenant Improvements. The Budget shall be based upon the TI Construction Drawings approved by Landlord. If the Budget is greater than the TI Allowance, Tenant shall deposit with Landlord the difference, in cash, prior to the commencement of construction of the Tenant Improvements, for disbursement by Landlord as described in Section 5(d).

(b) TI Allowance. Landlord shall provide to Tenant a tenant improvement allowance (“TI Allowance”) of $15.00 per rentable square foot of the Expansion Premises, or $117,420 in the aggregate. The TI Allowance shall be disbursed in accordance with this Expansion Premises Work Letter.

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Tenant shall have no right to the use or benefit (including any reduction to Base Rent) of any portion of the TI Allowance not required for the construction of (i) the Tenant Improvements described in the TI Construction Drawings approved pursuant to Section 2(d), (ii) any Changes pursuant to Section 4. or (iii) the construction of Alterations in the Premises (including the Expansion Premises) pursuant to Section 11 of the Lease. Tenant shall have no right to any portion of the TI Allowance that is not disbursed before November 30, 2014.

(c) Costs includable in TI Fund. The TI Fund shall be used solely for the following purposes (collectively, “TI Costs”): payment of design, permits (including, without limitation, the TI Permit) and construction costs in connection with the construction of the Tenant Improvements, including, without limitation, Tenant’s voice or data cabling, the cost of electrical power and other utilities used in connection with the construction of the Tenant Improvements, project management of all aspects of the design and construction of the Tenant Improvements, the cost of preparing the TI Design Drawings and the TI Construction Drawings, all costs set forth in the Budget, and the cost of Changes. Notwithstanding anything to the contrary contained herein, but subject to the preceding sentence, the TI Fund shall not be used to purchase any furniture, personal property or other non-Building system materials or equipment, including, but not limited to, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Tenant Improvements. Notwithstanding anything to the contrary contained in the Lease, including, without limitation, Section 11, Landlord shall not charge, and Tenant shall have no liability or responsibility to pay to Landlord, any administrative rent, construction management fee, construction oversight fee, or any similar costs or fees, except that Landlord shall be entitled to reimbursement for any third-party out-of-pocket costs or expenses incurred by Landlord in connection with its assistance and cooperation with Tenant in obtaining the TI Permit and other licenses and permits related to the TI Permit.

(d) Excess TI Costs. Landlord shall have no obligation to bear any portion of the cost of any of the Tenant Improvements except to the extent of the TI Allowance. If at any time and from time-to-time, the remaining TI Costs under the Budget exceed the remaining unexpended TI Allowance, Tenant shall deposit with Landlord, as a condition precedent to Landlord’s obligation to fund the TI Allowance, 100% of the then current TI Cost in excess of the remaining TI Allowance (“Excess TI Costs”). If Tenant fails to deposit, or is late in depositing any Excess TI Costs with Landlord, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge). For purposes of any litigation instituted with regard to such amounts, those amounts will be deemed Rent under the Lease. The TI Allowance and Excess TI Costs is herein referred to as the “TI Fund.” Funds deposited by Tenant shall be the first thereafter disbursed to pay TI Costs. Notwithstanding anything to the contrary set forth in this Section 5(d), Tenant shall be fully and solely liable for TI Costs and the cost of Minor Variations in excess of the TI Allowance. If upon Substantial Completion of all phases of the Tenant Improvements and the payment of all sums due in connection therewith there remains any undisbursed portion of the TI Fund, Tenant shall be entitled to such undisbursed TI Fund solely to the extent of any Excess TI Costs deposit Tenant has actually made with Landlord.

(e) Payment for TI Costs. During the course of design and construction of the Tenant Improvements, Landlord shall pay TI Costs once a month against a draw request in Landlord’s standard form, containing evidence that such TI Costs are due and such certifications, lien waivers (including a conditional lien release for each progress payment and unconditional lien releases for the prior month’s progress payments), inspection reports and other matters as Landlord customarily obtains, to the extent of Landlord’s approval thereof for payment, no later than thirty (30) days following receipt of such draw request. Upon completion of the Tenant improvements (and prior to any final disbursement of the TI Fund), Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and first tier subcontractors who did the work and final, unconditional lien waivers from all such contractors and first tier subcontractors; (ii) as-built plans (one copy in print format and two copies in

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electronic CAD format) for such Tenant Improvements; (iii) a certification of substantial completion in Form AIA G704, (iv) if required by the Town of Watertown as a result of the Tenant Improvements, a certificate of occupancy or temporary a certificate of occupancy for the Expansion Premises; and (v) if applicable, copies of all operation and maintenance manuals and warranties affecting the Expansion Premises.

6. Miscellaneous.

(a) Consents. Whenever consent or approval of either party is required under this Expansion Premises Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, except as may be expressly set forth herein to the contrary.

(b) Modification. No modification, waiver or amendment of this Expansion Premises Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant Default. Notwithstanding anything set forth herein or in the Lease to the contrary, Landlord shall not have any obligation to perform any work hereunder or to fund any portion of the TI Fund during any period Tenant is in default under the Lease beyond any applicable notice and cure periods.

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FOURTH AMENDMENT TO LEASE

THIS FOURTH AMENDMENT TO LEASE (this “Fourth Amendment”) is made as of July 28, 2015, by and between ARE-480 ARSENAL STREET, LLC, a Delaware limited liability company (“Landlord”), and 480 BIOMEDICAL, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are now parties to that certain Lease Agreement dated as of August 14, 2007, as amended by that certain First Amendment to Lease dated as of July 21, 2008, as further amended by that certain Second Amendment to Lease dated September 4, 2012 (“Second Amendment”), as further amended by that certain letter agreement dated as of September 4, 2012, and as further amended by that certain Third Amendment to Lease dated as of September 6, 2013 (as amended, the “Lease”). Pursuant to the Lease, Tenant leases certain premises consisting of approximately 35,139 rentable square feet (“Existing Premises”) in a building located at 480 Arsenal Street, Watertown, Massachusetts. The Existing Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease to, among other things, reflect the surrender of (i) a portion of the Premises consisting of Suite 125 containing approximately 7,828 rentable square feet, as shown on Exhibit A-1 attached to this Fourth Amendment (the “Initial Surrender Premises”) as of July 31, 2015 (the “Initial Surrender Date”), and (ii) a portion of the Premises consisting of approximately 4,968 rentable square feet, as shown on Exhibit A-2 attached to this Fourth Amendment (the “Subsequent Surrender Premises”) as of August 31, 2015 (the “Subsequent Surrender Date”).

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.

a. Surrender of the Initial Surrender Premises. The Lease with respect to the Initial Surrender Premises shall terminate as provided for in the Lease on the Initial Surrender Date. Tenant shall voluntarily surrender the Initial Surrender Premises on such date in the condition which Tenant is required to surrender the Premises as of the expiration of the Lease. Tenant agrees to reasonably cooperate with Landlord in all matters, as applicable, relating to surrendering the Initial Surrender Premises in accordance with the surrender requirements and in the condition required pursuant to the Lease. Notwithstanding anything to the contrary contained in the Lease or in this Fourth Amendment. Tenant shall not be required to remove or restore any improvements existing in the Initial Surrender Premises as of the date of this Fourth Amendment. From and after the Initial Surrender Date, Tenant shall have no further rights or obligations of any kind with respect to the Initial Surrender Premises. Notwithstanding the foregoing, those provisions of the Lease which, by their terms, survive the termination of the Lease shall survive the surrender of the Initial Surrender Premises and termination of the Lease with respect to the Initial Surrender Premises as provided for herein. Nothing herein shall excuse Tenant from its obligations under the Lease with respect to the Initial Surrender Premises prior to the Initial Surrender Date.

b. Surrender of the Subsequent Surrender Premises. The Lease with respect to the Subsequent Surrender Premises shall terminate as provided for in the Lease on the Subsequent Surrender Date. Tenant shall voluntarily surrender the Subsequent Surrender Premises on such date in the condition which Tenant is required to surrender the Premises as of the expiration of the Lease. Tenant agrees to reasonably cooperate with Landlord in all matters, as applicable, relating to (i) surrendering the Subsequent Surrender Premises in accordance with the surrender

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requirements and in the condition required pursuant to the Lease, and (ii) all other matters related to restoring the Subsequent Surrender Premises to the condition required under the Lease. From and after the Subsequent Surrender Date, Tenant shall have no further rights or obligations of any kind with respect to the Subsequent Surrender Premises. Notwithstanding the foregoing, those provisions of the Lease which, by their terms, survive the termination of the Lease shall survive the surrender of the Subsequent Surrender Premises and termination of the Lease with respect to the Subsequent Surrender Premises as provided for herein. Nothing herein shall excuse Tenant from its obligations under the Lease with respect to the Subsequent Surrender Premises prior to the Subsequent Surrender Date.

2.	Definition of Premises.

a. Commencing on August 1, 2015, the defined term “Premises” on Page 1 of the Lease is deleted in its entirety and replaced with the following:

“Premises: That portion of the Project comprised of (i) a portion of Area 2C and a portion of Area 1D of the Building (as hereinafter defined), containing approximately 27,311 rentable square feet in the aggregate, all as determined by Landlord, as shown on Exhibit A.”

As of August 1, 2015, Exhibit A to the Lease shall be amended to exclude the Initial Surrender Premises.

b. Commencing on September 1, 2015, the defined term “Premises” on Page 1 of the Lease is deleted in its entirety and replaced with the following:

“Premises: That portion of the Project comprised of (i) a portion of Area 2C and a portion of Area 1D of the Building (as hereinafter defined), containing approximately 22,343 rentable square feet in the aggregate, all as determined by Landlord, as shown on Exhibit A.”

As of September 1, 2015, Exhibit A to the Lease shall be amended to exclude the Subsequent Surrender Premises.

3.

Base Rent. Tenant shall continue to pay Base Rent for the entire Premises (including the Initial Surrender Premises and the Subsequent Surrender Premises) as provided for in the Lease through the Initial Surrender Date. Commencing on August 1, 2015, Tenant shall (i) no longer be required to pay Base Rent with respect to the Initial Surrender Premises, and (ii) continue paying Base Rent per rentable square foot of the Premises as required under the Lease with respect to the remaining Premises (not including the Initial Surrender Premises). Commencing on September 1, 2015, Tenant shall (i) no longer be required to pay Base Rent with respect to the Subsequent Surrender Premises, and (ii) continue paying Base Rent per rentable square foot of the Premises as required under the Lease with respect to the remaining Premises (not including the Subsequent Surrender Premises).

4.	Rentable Area of the Premises.

a. Commencing on August 1, 2015, the defined term “Rentable Area of the Premises” on page 1 of the Lease is deleted in its entirety and replaced with the following:

“Rentable Area of the Premises: 27,311 sq. ft.”

b. Commencing on September 1, 2015, the defined term “Rentable Area of the Premises” on page 1 of the Lease is deleted in its entirety and replaced with the following:

“Rentable Area of the Premises: 22,343 sq. ft.”

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5.	Tenant’s Share of Operating Expenses.

a. Commencing on August 1, 2015, the defined term “Tenant’s Share of Operating Expenses” on page 1 of the Lease is deleted in its entirety and replaced with the following:

“Tenant’s Share of Operating Expenses: 19.4%”

a. Commencing on September 1, 2015, the defined term “Tenant’s Share of Operating Expenses” on page 1 of the Lease is deleted in its entirety and replaced with the following:

“Tenant’s Share of Operating Expenses: 15.87%”

6.	Expansion Rights. As of the date of this Fourth Amendment, Section 4 of the Second Amendment is hereby deleted in its entirety and replaced with the following:

“4. Expansion Right.

a. Right of First Offer. Tenant shall have the one-time right, but not the obligation, to expand the Premises (the “Expansion Right”) to include any Expansion Space in the Building upon the terms and conditions in this Section 4(a). For purposes of this Section 4(a), “Expansion Space” shall mean that certain space consisting of Suite 130 containing approximately 12,659 rentable square feet as more particularly described on Exhibit B attached to the Fourth Amendment, which is not occupied by an existing tenant or which is occupied by a tenant whose lease is expiring within nine (9) months or less and such then tenant does not wish to renew (whether or not such tenant has a right to renew) its occupancy of such space. Upon Tenant’s request, Landlord agrees to provide periodic updates from time to time to Tenant regarding the then-current expiration date of the then-existing tenant’s lease for the Expansion Space, any extension or renewal options available to such then-existing tenant, or extension or renewal elections made by such then-existing tenant with respect to the Expansion Space. If all or a portion of the Expansion Space becomes available, then prior to offering or marketing such Expansion Space to any third party, but otherwise at such time as Landlord shall elect so long as Tenant’s rights hereunder are preserved, Landlord shall deliver to Tenant written notice (the “ROFO Expansion Notice”) of such available Expansion Space (“Identified Space”), together with the fair market terms and conditions (including, without limitation, Landlord’s determination of the ROFO Market Rate (defined below)) on which Landlord is prepared to lease to Tenant such Identified Space. Tenant shall be entitled to exercise its right under this Section 4(a) only with respect to the entire Identified Space described in the ROFO Expansion Notice. The “ROFO Market Rate” shall mean the then fair market rental rate for space of comparable size, age and quality in laboratory/office buildings in the Market Set for a comparable term, and taking into account rental concessions, tenant improvement allowances, all Alterations and other improvements to the Identified Space and all other relevant factors. If the parties are unable to agree on the ROFO Market Rate within forty-five (45) days after Tenant’s delivery to Landlord of an ROFO Exercise Notice (defined below), the ROFO Market Rate shall be determined by arbitration pursuant to Section 40 of the Lease. Tenant shall have seven (7) business days following Tenant’s receipt of the ROFO Expansion Notice to deliver to Landlord written notification of Tenant’s exercise of the Expansion Right (“ROFO Exercise Notice”). If Tenant has elected to exercise its Expansion Right by delivery of a ROFO Exercise Notice pursuant to this Section 4(a), Tenant shall have no right thereafter to rescind or elect not to expand the Premises to include the Identified Space. Tenant’s failure to deliver a ROFO Exercise Notice to Landlord shall be deemed to be an election by Tenant not to exercise Tenant’s Expansion Right with respect to the Identified Space, in which case Landlord shall have the right to lease the Identified Space to any third party on any terms and conditions acceptable to Landlord; provided, however, that if Landlord intends to lease the Identified Space to a third party for ninety-two and one-half percent (92.5%) or less of the net effective rent contained in the ROFO Expansion Notice, then prior to leasing the Identified Space to a third party, Landlord shall again give Tenant an ROFO Expansion Notice and Tenant shall again have its Expansion Right, subject to the terms and conditions of this Section 4(a).

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b. Amended Lease. If: (i) Tenant fails to timely deliver a ROFO Exercise Notice, or (ii) after both parties having used diligent and good faith efforts to negotiate a lease amendment or lease agreement and after the expiration of a period of twenty (20) days after Landlord’s delivery to Tenant of a lease amendment or lease agreement for Tenant’s lease of the Identified Space, no lease amendment or lease agreement for the Identified Space acceptable to both parties each in their sole and absolute discretion, has been executed, Tenant shall be deemed to have forever waived its right to lease the Expansion Space.

c. Exceptions. Notwithstanding the above, the Expansion Right shall, at Landlord’s option, not be in effect and may not be exercised by Tenant:

(i) during any period of time that Tenant is in default under any provision of the Lease beyond any applicable notice and cure periods; or

(ii) if Tenant has been in Default under any provision of the Lease three (3) or more times, whether or not the Defaults are cured, during the twelve (12) month period prior to the date on which Tenant seeks to exercise the Expansion Right.

d. Termination. The Expansion Right shall, at Landlord’s option, terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Expansion Right if, after such exercise, but prior to the commencement date of the lease of such Identified Space, (i) Tenant fails to timely cure any default by Tenant under the Lease; or (ii) Tenant has Defaulted three (3) or more times during the period from the date of the exercise of the Expansion Right to the date of the commencement of the lease of the Identified Space, whether or not such Defaults are cured.

e. Rights Personal. The Expansion Right is personal to Tenant and is not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease, except that they may be assigned in connection with any Permitted Assignment of this Lease.

f. No Extensions. The period of time within which the Expansion Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Expansion Right.”

7.

Condition Precedent. Notwithstanding anything to the contrary contained in this Fourth Amendment, Tenant and Landlord acknowledge and agree that the effectiveness of this Fourth Amendment shall be subject to the following condition precedent (“Condition Precedent”) having been satisfied: Landlord shall have entered into lease agreements with one or more third parties on or before July 31, 2015, pursuant to which such third parties agree to lease all of the Initial Surrender Premises and Subsequent Surrender Premises, which lease agreements shall be on terms and conditions acceptable to Landlord, in Landlord’s sole and absolute discretion. In the event that the Condition Precedent is not satisfied, Landlord shall have the right to terminate this Fourth Amendment upon delivery of written notice to Tenant. Landlord shall have no liability whatsoever to Tenant relating to or arising from Landlord’s inability or failure to cause the Condition Precedent to be satisfied.

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8.	Miscellaneous.

a. This Fourth Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Fourth Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b. This Fourth Amendment is binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

c. This Fourth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Fourth Amendment attached thereto.

d. Except as amended and/or modified by this Fourth Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Fourth Amendment. In the event of any conflict between the provisions of this Fourth Amendment and the provisions of the Lease, the provisions of this Fourth Amendment shall prevail. Whether or not specifically amended by this Fourth Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Fourth Amendment.

[Signatures are on the next page]

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IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the day and year first above written.

LANDLORD:	ARE-480 ARSENAL STREET, LLC,
a Delaware limited liability company

	By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member

		By:	ARE-QRS CORP., a Maryland Corporation, general partner

			By:	/s/ Eric S. Johnson
			Its:	Senior Vice President
RE Legal Affairs

TENANT:	480 BIOMEDICAL, INC.,
a Delaware corporation

	By:	/s/ Scott Pitt
	Name:	Scott Pitt
	Title:	CFO

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EXHIBIT A-1

INITIAL SURRENDER PREMISES

EXHIBIT A-2

SUBSEQUENT SURRENDER PREMISES

480 BIO RETAIN
6' CFH
6' CFH
Open Office
480 BIO Surrender
5' CFH
Shipping Receiving
NMR
SEM
Corridor 1
Lab Supplies
Imaging Room
Procedure Room
Machine Shop

ALEXANDRIA.

EXHIBIT B

EXPANSION SPACE

FIFTH AMENDMENT TO LEASE

This Fifth Amendment to Lease (the “Fifth Amendment”) is made as of November 2nd, 2017, by and between ARE-480 ARSENAL STREET, LLC, a Delaware limited liability company (“Landlord”), and 480 BIOMEDICAL, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease Agreement dated as of August 14, 2007, as amended by that certain First Amendment to Lease dated as of July 21, 2008, as further amended by that certain Second Amendment to Lease dated September 4, 2012, as further amended by that certain letter agreement dated as of September 4, 2012, as further amended by that certain Third Amendment to Lease dated as of September 6, 2013, as further amended by that certain letter agreement dated January 5, 2014, as further amended by that certain Fourth Amendment to Lease dated as of July 28, 2015, as further amended by that certain letter agreement dated August 14, 2015 and as further amended by that certain letter agreement dated as of July 19, 2017 (as amended, the “Lease”), wherein Landlord leases to Tenant certain premises containing approximately 22,343 rentable square feet (the “Premises”) in a building located at 480 Arsenal Street, Watertown, Massachusetts, as more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. The Term of the Lease is scheduled to expire on April 30, 2018.

C. Landlord and Tenant desire to amend the Lease to, among other things, extend the term of the Lease through April 30, 2023 (the “Fifth Amendment Expiration Date”).

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.

Term. The expiration date of the Term of the Lease is hereby extended through the Fifth Amendment Expiration Date. Tenant’s occupancy of the Premises through the Fifth Amendment Expiration Date shall be on an “as-is” basis and Landlord shall have no obligation to provide any tenant improvement allowance or to make any alterations to the Premises.

2.

Base Rent. Tenant shall continue to pay Base Rent as provided in the Lease through April 30, 2018. Commencing on May 1, 2018, Tenant shall pay Base Rent for the Premises equal to $45.13 per rentable square foot of the Premises per year, which shall be paid in equal monthly installments. On May 1, 2019, and each subsequent May 1st during the Term through the Fifth Amendment Expiration Date (each, a “Fifth Amendment Adjustment Date”), Base Rent shall be increased by multiplying the Base Rent payable immediately before such Fifth Amendment Adjustment Date by 3% and adding the resulting amount to the Base Rent payable immediately before such Fifth Amendment Adjustment Date.

3.	Extension Right. As of the date of this Fifth Amendment, Section 39 of the Lease is hereby deleted in its entirety and is null and void and of no further force or effect.

4.

OFAC. Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of this Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not

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during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List or the Sectoral Sanctions Identifications List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

5.	Miscellaneous.

a.

This Fifth Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Fifth Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b.	This Fifth Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective agents and assigns.

c.

This Fifth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Fifth Amendment attached thereto.

d.

Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this Fifth Amendment and that no Broker brought about this transaction, other than Colliers International. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than Colliers International, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this Fifth Amendment.

e.

Except as amended and/or modified by this Fifth Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Fifth Amendment. In the event of any conflict between the provisions of this Fifth Amendment and the provisions of the Lease, the provisions of this Fifth Amendment shall prevail. Whether or not specifically amended by this Fifth Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Fifth Amendment.

[Signatures are on the next page]

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IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment as of the day and year first above written.

LANDLORD:	ARE-480 ARSENAL STREET, LLC,
a Delaware limited liability company

	By:	ALEXANDRIA REAL ESTATE EQUITIES, LP., a Delaware limited partnership, managing member

		By:	ARE-QRS CORP.,
a Maryland Corporation, general partner

			By:	/s/ Jackie Clem
			Its:	Senior Vice President
RE Legal Affairs

TENANT:	480 BIOMEDICAL, INC.,
a Delaware corporation

	By:	/s/ Robert Palladino
	Name:	Robert Palladino
	Title:	CFO

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

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